UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

Filed by the Registrant ☒ Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

Streamex Corp.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

2431 Aloma Avenue, Suite 243

Winter Park, Florida 32792

(203) 409-5444

November 20, 2025

Dear Stockholder:

You are cordially invited to attend the 2025 Annual Meeting of Stockholders (the “Annual Meeting”) of Streamex Corp. to be virtually held at 3:00 p.m., Eastern Time, on December 30, 2025.

We are distributing our proxy materials to certain stockholders via the Internet under the U.S. Securities and Exchange Commission “Notice and Access” rules. We believe this approach allows us to provide stockholders with a timely and convenient way to receive proxy materials and vote, while lowering the costs of delivery and reducing the environmental impact of our Annual Meeting. We are mailing to our stockholders a Notice of Internet Availability of Proxy Materials (the “Notice of Internet Availability”) beginning on or about November 20, 2025, rather than a paper copy of the proxy statement, the proxy card and our 2024 Annual Report, which includes our annual report on Form 10-K for the fiscal year ended December 31, 2024. The Notice of Internet Availability contains instructions on how to access the proxy materials, vote and obtain, if desired, a paper copy of the proxy materials.

Your vote is very important, regardless of the number of shares of our voting securities that you own. Whether or not you expect to be present at the Annual Meeting, after receiving the Notice of Internet Availability please vote as promptly as possible to ensure your representation and the presence of a quorum at the Annual Meeting. As an alternative to voting during the Annual Meeting, you may vote via the Internet, by telephone, or by signing, dating and returning the proxy card that is mailed to those that request paper copies of the proxy statement and the other proxy materials. If your shares are held in the name of a broker, trust, bank or other nominee, and you receive these materials through your broker or through another intermediary, please complete and return the materials in accordance with the instructions provided to you by such broker or other intermediary or contact your broker directly in order to obtain a proxy issued to you by your nominee holder to attend the online-only meeting and vote. Failure to do so may result in your shares not being eligible to be voted by proxy at the meeting.

On behalf of the Board of Directors, I urge you to submit your vote as soon as possible, even if you currently plan to attend the online-only meeting.

Thank you for your support of our company. I look forward to seeing you at the Annual Meeting.

Sincerely,

/s/ Karl Henry McPhie

Karl Henry McPhie

Chief Executive Officer

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR
THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON DECEMBER 30, 2025, BY MEANS OF A LIVE VIRTUAL-ONLY ONLINE WEBCAST

Our official Notice of Annual Meeting of Stockholders, Proxy Statement, Form of Proxy Card and

2024 Annual Report to Stockholders are available at:

www.proxyvote.com

STREAMEX CORP.

2431 Aloma Avenue, Suite 243

Winter Park, Florida 32792

(203) 409-5444

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD DECEMBER 30, 2025

The 2025 Annual Meeting of Stockholders (the “Annual Meeting”) of Streamex Corp., a Delaware corporation (the “Company”), will be held on December 30, 2025, at 3:00 p.m. Eastern Time by means of a live virtual-only online webcast at www.virtualshareholdermeeting.com/STEX2025. We will consider and act on the following items of business at the Annual Meeting:

(1)	To elect as Class I directors the two nominees named in the accompanying Proxy Statement to a term of three years each, or until their successors have been elected and qualified (Proposal 1);

(2)	To approve, on an advisory basis, the compensation of our named executive officers (Proposal 2);
(3)	To approve, on an advisory basis, the frequency of advisory votes on the compensation of our named executive officers (Proposal 3);

(4)	A proposal to ratify the appointment of CBIZ CPAs P.C. as our independent registered public accounting firm for the fiscal year ending December 31, 2025 (the “Auditor Ratification Proposal”) (Proposal 4);

(5)	A proposal to approve the Fourth Amendment to the Company’s 2023 Long-Term Incentive Plan to increase the total number of shares of Common Stock authorized for issuance under such plan by 22,494,324 shares, to a total of 37,230,130 shares (the “Plan Amendment Proposal”) (Proposal 5); and

(6)	To approve the adjournment of the Annual Meeting, to a later date or dates, if necessary or appropriate, as determined by the Board of Directors in its sole discretion, to solicit additional proxies if there are insufficient votes at the time of the Annual Meeting to approve the presented proposals or to constitute a quorum (the “Adjournment Proposal”) (Proposal 6).

The Board of Directors has fixed the close of business on November 7, 2025, as the record date (the “Record Date”) for the Annual Meeting. Only holders of record of shares of our common stock, par value $0.001 per share (the “Common Stock”), Series C Convertible Preferred Stock and Super Voting Preferred Stock on the Record Date are entitled to receive notice of the Annual Meeting and to vote at the Annual Meeting or at any postponement(s) or adjournment(s) of the Annual Meeting. A complete list of registered stockholders entitled to vote at the Annual Meeting will be available for inspection at the office of the Company during regular business hours for the ten (10) calendar days prior to the Annual Meeting.

YOUR VOTE AND PARTICIPATION IN THE COMPANY’S AFFAIRS ARE IMPORTANT.

If your shares are registered in your name. If you wish to attend the online-only Annual Meeting or any postponement or adjournment of the Annual Meeting, we request that you vote by telephone, over the Internet, or complete, date, sign and mail the enclosed form of proxy in accordance with the instructions set out in the proxy card and in the Proxy Statement to ensure that your shares will be represented at the Annual Meeting and go to www.virtualshareholdermeeting.com/STEX2025, enter the control number you received on your proxy card or notice of the meeting and follow the instructions.

If your shares are held in the name of a broker, trust, bank or other nominee. Beneficial stockholders who wish to attend the online-only virtual meeting must obtain a legal proxy by contacting their account representative at the bank, broker, or other nominee that holds their shares and request your 16 digit control number. Beneficial shareholders who have a valid control number will be allowed to register to attend and participate in the online-only meeting at www.virtualshareholdermeeting.com/STEX2025.

By Order of the Board of Directors,

/s/ Karl Henry McPhie

Karl Henry McPhie

Chief Executive Officer

November 20, 2025

You are cordially invited to attend the virtual-only Annual Meeting via the Internet by means of a live webcast. Whether or not you expect to participate in the virtual-only Annual Meeting, please complete, date, sign and return the enclosed proxy, or vote over the telephone or the internet as instructed in these proxy materials, as promptly as possible in order to ensure your representation at the virtual-only Annual Meeting. A return envelope (which is postage prepaid if mailed in the United States) has been provided for your convenience. Even if you have voted by proxy, you may still participate and vote at the virtual-only Annual Meeting by visiting www.virtualshareholdermeeting.com/STEX2025 and using your control number assigned to you on your enclosed proxy card. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the meeting, you must obtain a proxy issued in your name from that record holder. To register and receive access to the virtual meeting, registered stockholders and beneficial stockholders will need to follow the instructions applicable to them provided in the enclosed Proxy Statement. We hope that you will be able to participate. Your feedback and your vote are very important to us.

STREAMEX CORP.

2431 Aloma Avenue, Suite 243

Winter Park, Florida 32792

(203) 409-5444

PROXY STATEMENT

FOR

ANNUAL MEETING OF STOCKHOLDERS

To Be Held December 30, 2025

Unless the context otherwise requires, references in this proxy statement (the “Proxy Statement”) to “we,” “us,” “our,” “the Company,” or “Streamex” refer to Streamex Corp., a Delaware corporation, and its consolidated subsidiaries as a whole. In addition, unless the context otherwise requires, references to “stockholders” are to the holders of our voting securities, which consist of our common stock, par value $0.001 per share (the “Common Stock”), our Series C Convertible Preferred Stock (the “Series C Preferred Stock”) and our Super Voting Preferred Stock (the “Super Voting Preferred Stock”) entitled to vote at the 2025 annual meeting of stockholders of the Company (the “Annual Meeting”).

The accompanying proxy is solicited by the Board of Directors (the “Board”) on behalf of Streamex to be voted at the Annual Meeting to be held on December 30, 2025, at the time and place and for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders (the “Notice”) and at any adjournment(s) or postponement(s) of the Annual Meeting. This Proxy Statement and accompanying form of proxy are dated November 20, 2025, and are expected to be first sent or given to stockholders on or about November 20, 2025.

The executive offices of the Company are located at, and the mailing address of the Company is 2431 Aloma Avenue, Suite 243, Winter Park, Florida 32792.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS

FOR THE STOCKHOLDER MEETING TO BE HELD ON DECEMBER 30, 2025:

As permitted by the “Notice and Access” rules of the U.S. Securities and Exchange Commission (the “SEC”), we are making this Proxy Statement, the proxy card and our 2024 Annual Report available to stockholders electronically via the Internet at the following website: www.proxyvote.com.

On or about November 20, 2025, we commenced mailing to our stockholders a Notice of Internet Availability of Proxy Materials (the “Notice of Internet Availability”) that contains instructions on how stockholders may access and review all of the proxy materials and how to vote. Also on or about November 20, 2025, we began mailing printed copies of the proxy materials to stockholders that previously requested printed copies. If you received a Notice of Internet Availability by mail, you will not receive a printed copy of the proxy materials in the mail unless you request a copy. If you received a Notice of Internet Availability by mail and would like to receive a printed copy of our proxy materials, you should follow the instructions for requesting such materials included in the Notice of Internet Availability.

ABOUT THE ANNUAL MEETING

What is a proxy?

A proxy is another person that you legally designate to vote your stock. If you designate someone as your proxy in a written document, that document is also called a “proxy” or a “proxy card.” If you are a “street name” holder, you must obtain a proxy from your broker or nominee in order to vote your shares electronically at the Annual Meeting.

What is a proxy statement?

A proxy statement is a document that regulations of the SEC require that we give to you when we ask you to sign a proxy card to vote your stock at the Annual Meeting.

Why did I receive a Notice of Internet Availability of Proxy Materials instead of paper copies of the proxy materials?

We are using the SEC’s Notice and Access model (“Notice and Access”), which allows us to deliver proxy materials over the Internet, as the primary means of furnishing proxy materials. We believe Notice and Access provides stockholders with a convenient method of accessing the proxy materials and vote, while allowing us to conserve natural resources and reduce the costs of printing and distributing the proxy materials. On or about November 20, 2025, we began mailing to stockholders a Notice of Internet Availability containing instructions on how to access our proxy materials on the Internet and how to vote online. The Notice of Internet Availability is not a proxy card and cannot be used to vote your shares. If you received a Notice of Internet Availability this year, you will not receive paper copies of the proxy materials unless you request the materials by following the instructions on the Notice of Internet Availability.

What is the purpose of the Annual Meeting?

At our Annual Meeting, stockholders will act upon the matters outlined in the Notice, which include the following:

(1)	To elect as Class I directors the two nominees named in the accompanying Proxy Statement to a term of three years each, or until their successors have been elected and qualified (the “Election of Directors Proposal”) (Proposal 1);

(2)	To approve, on an advisory basis, the compensation of our named executive officers (the “Say-on-Pay Proposal”) (Proposal 2);

(3)	To approve, on an advisory basis, the frequency of advisory votes on the compensation of our named executive officers (the “Say-on-Frequency Proposal”) (Proposal 3);

(4)	A proposal to ratify the appointment of CBIZ CPAs P.C. as our independent registered public accounting firm for the fiscal year ending December 31, 2025 (the “Auditor Ratification Proposal”) (Proposal 4);

(5)	A proposal to approve the Fourth Amendment to the Company’s 2023 Long-Term Incentive Plan to increase the total number of shares of Common Stock authorized for issuance under such plan by 22,494,324 shares, to a total of 37,230,130 shares (the “Plan Amendment Proposal”) (Proposal 5); and

(6)	To approve the adjournment of the Annual Meeting, to a later date or dates, if necessary or appropriate, as determined by the Board in its sole discretion, to solicit additional proxies if there are insufficient votes at the time of the Annual Meeting to approve the presented proposals or to constitute a quorum (the “Adjournment Proposal”) (Proposal 6).

What should I do if I receive more than one set of voting materials?

You may receive more than one Notice of Internet Availability (or, if you requested a printed copy of the proxy materials, this Proxy Statement and the proxy card) or voting instruction card. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. Similarly, if you are a stockholder of record and hold shares in a brokerage account, you will receive a Notice of Internet Availability (or, if you requested a printed copy of the proxy materials, a proxy card) for shares held in your name and a voting instruction card for shares held in “street name.” Please follow the separate voting instructions that you received for your shares of Common Stock held in each of your different accounts to ensure that all of your shares are voted.

1

What is the record date and what does it mean?

The record date to determine the stockholders entitled to notice of and to vote at the Annual Meeting is the close of business on November 7, 2025 (the “Record Date”). The Record Date is established by the Board as required by Delaware law. On the Record Date, 39,228,103 shares of Common Stock were issued and outstanding. On the Record Date 105 shares of Series C Preferred Stock were issued and outstanding, and after application of the beneficial ownership limitation pursuant to the terms of the Series C Preferred Stock as set forth in the certificate of designation for the Series C Preferred Stock, certain holders of Series C Preferred Stock are entitled to an aggregate of 356,623 votes on the proposals described in this Proxy Statement. On the Record Date, one share of Super Voting Preferred Stock was issued and outstanding, pursuant to that certain share purchase agreement (the “Share Purchase Agreement”), dated May 23, 2025, as amended, entered into by and among the Company, BST Sub ULC (“ExchangeCo”), 1540875 B.C. Ltd. (“Callco”), Streamex Exchange Corporation (“Streamex Exchange”) and its shareholders (the “Shareholders”) and 1540873 B.C. Ltd. as trustee (the “Trustee”) of the trust formed pursuant to the exchange rights agreement, dated May 27, 2025 (the “Exchange Rights Agreement”), between the Company, ExchangeCo, CallCo, and the Trustee (the “Share Exchange”). On May 28, 2025, the Company, through ExchangeCo, acquired all of the issued and outstanding shares of Streamex Exchange (the “Streamex Shares”) from the Shareholders and in exchange for the Streamex Shares, ExchangeCo issued an aggregate of 109,070,056.6977 Exchangeable Shares (the “Exchangeable Shares”), at a ratio of 2.046862 Exchangeable Shares (the “Exchange Ratio”) for each Streamex Share (the “Share Exchange”). The Exchangeable Shares are exchangeable on a one-for-one basis for shares of the Common Stock, in accordance with the Exchange Ratio and subject to certain adjustments. The Exchangeable Shares carry rights substantially equivalent to those of the Company’s Common Stock.

As of the Record Date, ExchangeCo is the holder of 109,070,079 Exchangeable Shares, entitling the single share of Super Voting Preferred Stock to cast up to 109,070,079 votes, to be voted pursuant to the Exchange Rights Agreement. Only record holders and beneficial owners who held shares of our Common Stock, Series C Preferred Stock, Super Voting Preferred Stock, holders of record of Exchangeable Shares on the Record Date, or their duly authorized proxies, may attend the live webcast of the Annual Meeting. See “What are the voting rights of the stockholders?” below.

Who is entitled to vote at the Annual Meeting?

Holders of Common Stock, the Series C Preferred Stock and the Super Voting Preferred Stock at the close of business on the Record Date may vote at the Annual Meeting.

What are the voting rights of the stockholders?

The Company has three outstanding classes of voting stock entitled to vote at the Annual Meeting: Common Stock, Series C Preferred Stock and Super Voting Preferred Stock. Each holder of Common Stock is entitled to one vote per share of Common Stock on all matters to be acted upon at the Annual Meeting. Each holder of Series C Preferred Stock is entitled to the number of votes equal to the number of whole shares of Common Stock into which the shares of Series C Preferred Stock held by such holder are then convertible (subject to the 4.99% beneficial ownership limitations) with respect to any and all matters presented to the stockholders for their action or consideration. Holders of the Series C Preferred Stock vote together with the holders of Common Stock as a single class, except as provided by law and except as set forth in the respective certificates of designation for the Series C Preferred Stock.

See “What is the Super Voting Preferred Stock?” for more information on the voting rights of the Super Voting Preferred Stock.

Holders of our Common Stock, Series C Preferred Stock and Super Voting Preferred Stock will vote together as a single class on all matters described in this Proxy Statement.

2

The holders of one-third of the voting power of the stock issued, outstanding and entitled to vote, present or represented by proxy, constitutes a quorum for the transaction of business at the Annual Meeting. If a quorum is not present or represented at the Annual Meeting, then either (i) chairperson of the meeting or (ii) the stockholders entitled to vote at the Annual Meeting, present or represented by proxy, may adjourn the meeting from time to time, without notice other than announcement at the Annual Meeting, until a quorum is present or represented.

What is the Super Voting Preferred Stock?

Pursuant to the Exchange Rights Agreement, the Company issued to the Trustee the Special Voting Preferred Stock to be held of record by the Trustee as trustee for and on behalf of, and for the use and benefit of, the holders of Exchangeable Shares and in accordance with the provisions of the Exchange Rights Agreement.

Under the Exchange Rights Agreement, the Trustee is entitled to exercise all of the voting rights, including the right to consent to or vote in person or by proxy, attaching to Special Voting Preferred Stock, on any matter, question, proposal or proposition whatsoever that may properly come at a Company Meeting (as defined below) or in connection with a Company Consent (as defined below).

With respect to all meetings of stockholders of the Company (each, a “Company Meeting”) at which stockholders of the Company are entitled to vote and with respect to all written consents, if any, sought by the Company from holders of Special Voting Preferred Stock (each, a “Company Consent”), each holder of Exchangeable Shares shall be entitled to instruct the Trustee to cast and exercise, in the manner instructed, that number of votes equal to the quotient of:

(a) the number of Exchangeable Shares owned of record by such Exchangeable Shareholder, at the close of business on the record date established by the Company or by applicable law for such Company Meeting or Company Consent, as the case may be, divided by

(b) the aggregate number of Exchangeable Shares then outstanding (other than Exchangeable Shares held by the Company and its affiliates), rounded down to the nearest whole vote, multiplied by the number of votes held by the Trustee in respect of the Super Voting Preferred Stock (collectively, the “Exchangeable Shareholder Votes”), in respect of each matter, question, proposal or proposition to be voted on at such Company Meeting or consented to in connection with such Company Consent.

The Trustee will exercise each vote attached to the Super Voting Preferred Stock only as directed by the relevant holder and, in the absence of instructions from a holder as to voting, the Trustee will not exercise voting rights with respect to such Exchangeable Share. A holder may, upon instructing the Trustee, obtain a proxy from the Trustee entitling the holder to vote directly at the relevant meeting the votes attached to the Super Voting Preferred Stock to which the holder is entitled.

The Trustee will send to the Exchangeable Shareholders by mail or electronic transmission the notice of each Company Meeting or Company Consent at which the stockholders of the Company are entitled to vote, together with the related meeting materials and a statement as to the manner in which the holder may instruct the Trustee to exercise the votes attaching to the Super Voting Preferred Stock, at the same time as the Company sends such notice and materials to the stockholders of the Company. The Trustee will also send to the holders of Exchangeable Shares copies of all proxy materials (including, without limitation, notices of Company Meetings but excluding proxies to vote Special Voting Preferred Stock), Proxy Statements, reports (including, without limitation, all interim and annual financial statements) and other written communications that, in each case, are required to be distributed by the Company from time to time to holders of Special Voting Preferred Stock in sufficient quantities and in sufficient time so as to enable the Trustee to send or cause to send those materials to each Exchangeable Shareholder at the same time as such materials are first sent to holders of Special Voting Preferred Stock.

3

To the extent such materials are provided to the Trustee by the Company, the Trustee will also send to the holders all materials sent by third parties to stockholders of the Company generally, including dissident proxy circulars and tender and exchange offer circulars, as soon as possible after such materials are first sent to the stockholders of the Company.

All rights of a holder of Exchangeable Shares to exercise votes attached to the Special Voting Preferred Stock will cease upon the exchange of such holder’s Exchangeable Shares for Common Stock.

What is the difference between a stockholder of record and a “street name” holder?

If your shares are registered directly in your name with Securities Transfer Corporation, the Company’s stock transfer agent, you are considered the stockholder of record with respect to those shares. The Notice of Internet Availability has been sent directly to you by the Company.

If your shares are held in a stock brokerage account or by a bank or other nominee, the nominee is considered the record holder of those shares. You are considered the beneficial owner of these shares, and your shares are held in “street name.” The Notice of Internet Availability has been forwarded to you by your nominee. As the beneficial owner, you have the right to direct your nominee concerning how to vote your shares by using the voting instructions the nominee included in the mailing or by following such nominee’s instructions for voting.

What is a broker non-vote?

Broker non-votes occur when shares are held indirectly through a broker, bank or other intermediary on behalf of a beneficial owner (referred to as held in “street name”) and the broker submits a proxy but does not vote for a matter because the broker has not received voting instructions from the beneficial owner and (i) the broker does not have discretionary voting authority on the matter or (ii) the broker chooses not to vote on a matter for which it has discretionary voting authority. Under the rules of the New York Stock Exchange (the “NYSE”) that govern how brokers may vote shares for which they have not received voting instructions from the beneficial owner, brokers are permitted to exercise discretionary voting authority only on “routine” matters when voting instructions have not been timely received from a beneficial owner. The only routine matter to be submitted to our stockholders at the Annual Meeting is the Auditor Ratification Proposal. If you do not direct your broker how to vote on the Auditor Ratification Proposal, your broker may exercise discretion and may vote your shares on such proposal in its discretion. None of our other proposals are routine matters. Accordingly, if you do not direct your broker how to vote for a director in the Election of Directors Proposal, on the Say-on-Pay Proposal, the Say-on-Frequency Proposal, the Plan Amendment Proposal or the Adjournment Proposal, your broker may not exercise discretion and may not vote your shares on such proposals.

4

How do I vote my shares?

If you are a record holder, you may vote your shares at the Annual Meeting electronically or by proxy.

●	Via Internet: as prompted by the menu found at www.proxyvote.com, follow the instructions to obtain your records and submit an electronic ballot. Please have your Stockholder Control Number, which can be found on the bottom of the Notice of Internet Availability, when you access this voting site. You may vote via the Internet until 11:59 p.m., Eastern Time, on December 29, 2025.

●	Via telephone: call 1-800-690-6903 and then follow the voice instructions. Please have your Stockholder Control Number, which can be found on the bottom of the Notice of Internet Availability, when you call. You may vote by telephone until 11:59 p.m., Eastern Time, on December 29, 2025.

●	Via mail: if you requested printed proxy materials as provided in the Notice of Internet Availability and would like to vote by mail, complete and sign the accompanying proxy card and return it in the postage-paid envelope provided. If you submit a signed proxy without indicating your vote, the person voting the proxy will vote your shares according to the Board’s recommendation.

●	Via Annual Meeting: instructions on how to vote while participating in the Annual Meeting via live webcast are posted at www.virtualshareholdermeeting.com/STEX2025.

The proxy is fairly simple to complete, with specific instructions on the electronic ballot, telephone or card. By completing and submitting it, you will direct the designated persons (known as “proxies”) to vote your stock at the Annual Meeting in accordance with your instructions. The Board has appointed Karl Henry McPhie and Ferdinand Groenewald to serve as the proxies for the Annual Meeting.

Your proxy will be valid only if you complete and return it before the Annual Meeting. If you properly complete and transmit your proxy but do not provide voting instructions with respect to a proposal, then the designated proxies will vote your shares “FOR” each proposal as to which you provide no voting instructions in accordance with the Board’s recommendation in the manner described under “What if I do not specify how I want my shares voted?” below. We do not anticipate that any other matters will come before the Annual Meeting, but if any other matters properly come before the meeting, then the designated proxies will vote your shares in accordance with applicable law and their judgment.

If you hold your shares in “street name,” your bank, broker or other nominee should provide to you a request for voting instructions along with the Company’s proxy solicitation materials. By completing the voting instruction card, you may direct your nominee how to vote your shares. If you partially complete the voting instruction but fail to complete one or more of the voting instructions, then your nominee may be unable to vote your shares with respect to the proposal as to which you provided no voting instructions. See “What is a broker non-vote?” Alternatively, if you want to vote your shares electronically at the Annual Meeting, you must contact your nominee directly in order to obtain a proxy issued to you by your nominee holder. Note that a broker letter that identifies you as a stockholder is not the same as a nominee-issued proxy. If you fail to bring a nominee-issued proxy to the Annual Meeting, you will not be able to vote your nominee-held shares at the Annual Meeting.

Who counts the votes?

All votes will be tabulated by Karl Henry McPhie, the inspector of election appointed for the Annual Meeting. Each proposal will be tabulated separately.

Can I vote my shares at the Annual Meeting?

Yes. If you are a stockholder of record, you may vote your shares at the Annual Meeting by submitting your vote electronically during the Annual Meeting.

If you hold your shares in “street name,” you may vote your shares only if you obtain a proxy issued by your bank, broker or other nominee giving you the right to vote the shares.

Even if you currently plan to attend the Annual Meeting, we recommend that you submit your proxy as described above so that your votes will be counted if you later decide not to attend the Annual Meeting or are unable to attend.

5

What are my choices when voting?

With respect to the election of the nominees as directors (Proposal 1), stockholders may vote for the director nominees or may withhold their votes as to one or more director nominees. With respect to the advisory vote on the Say-on-Pay Proposal (Proposal 2), the Auditor Ratification Proposal (Proposal 4), the Plan Amendment Proposal (Proposal 5) and the Adjournment Proposal (Proposal 6), stockholders may vote for the proposal, vote against the proposal, or abstain from voting on the proposal. With respect to the advisory vote on the Say-on-Frequency Proposal (Proposal 3) stockholders may vote to choose an advisory vote on executive compensation for every “one year,” “two years,” “three years” or “abstain” from voting on the proposal. Abstentions and broker non-votes will have no effect on this proposal.

What are the Board’s recommendations on how I should vote my shares?

The Board recommends that you vote your shares as follows:

Proposal 1—FOR the nominees for Class I director nominees named in the Election of Directors Proposal.

Proposal 2—FOR the Say-on-Pay Proposal.

Proposal 3—FOR the Say-on-Frequency Proposal.

Proposal 4—FOR the Auditor Ratification Proposal.

Proposal 5—FOR the Plan Amendment Proposal.

Proposal 6—FOR the Adjournment Proposal.

Can I change my vote?

Yes. If you are a record holder, you may revoke your proxy at any time by any of the following means:

●	Attending the Annual Meeting and voting at the Annual Meeting. Your attendance at the Annual Meeting will not by itself revoke a proxy. You must vote your shares by submitting your vote by accessing the voting link at the Annual Meeting to revoke your proxy.

●	Completing and submitting a new valid proxy bearing a later date by Internet, telephone or mail.

●	Giving written notice of revocation to the Company addressed to Lora Mikolaitis, Chief Administrative Officer, at info@streamex.com, which notice must be received before 11:59 p.m., Eastern Time, on December 29, 2025.

If you are a “street name” holder, your bank, broker or other nominee should provide instructions explaining how you may change or revoke your voting instructions.

What votes are required to approve each proposal?

Proposal 1—Assuming the presence of a quorum, with respect to Proposal 1, a plurality of the votes cast at the Annual Meeting is required for the election of the nominees as directors.

Proposal 2—Assuming the presence of a quorum, approval of Proposal 2 and will require the affirmative vote of the holders of a majority in voting power of the votes cast on such proposal at the Annual Meeting. Proposal 2 is a non-binding advisory vote.

Proposal 3—The number of years (1, 2 or 3) that receives the highest number of votes with respect to Proposal 3 will be deemed to be preferred by our stockholders. Proposal 3 is a non-binding advisory vote.

Proposal 4—Assuming the presence of a quorum, the approval of Proposal 4 will require the affirmative vote of the holders of a majority in voting power of the votes cast on such proposal at the Annual Meeting.

Proposal 5— Assuming the presence of a quorum, the approval of Proposal 5 will require a majority of the shares entitled to vote, that are present or represented by proxy at the Annual Meeting.

Proposal 6—Proposal 6 requires the affirmative vote of the majority of the voting power of the shares present or represented by proxy at the meeting and entitled to vote on the matter shall have the power to adjourn the meeting, regardless of whether a quorum is present.

6

How are abstentions and broker non-votes treated?

Abstentions are included in the determination of the number of shares present at the Annual Meeting for determining a quorum at the meeting. Abstentions will have no effect with respect to the election of the nominees as directors (Proposal 1), the Say-on-Pay Proposal (Proposal 2), the Say-on-Frequency Proposal (Proposal 3), the Auditor Ratification Proposal (Proposal 4), the Plan Amendment Proposal (Proposal 5) or the Adjournment Proposal (Proposal 6).

Broker non-votes are included in the determination of the number of shares present at the Annual Meeting for determining whether a quorum is present at the meeting. Broker non-votes will have no effect upon the election of the nominees as directors (Proposal 1), the Say-on-Pay Proposal (Proposal 2), the Say-on-Frequency Proposal (Proposal 3), the Plan Amendment Proposal (Proposal 5) or the Adjournment Proposal (Proposal 6). With respect to the Auditor Ratification Proposal (Proposal 4), broker-non-votes are not applicable because such proposal is considered a routine matter and therefore a broker holding shares for a beneficial owner will have discretionary authority to vote those shares for such proposal in the absence of voting instructions from the beneficial owner. However, we understand that certain brokerage firms have elected not to vote even on “routine” matters without your voting instructions. If your bank, broker or other nominee has made this decision, and you do not provide voting instructions, your vote will not be cast. Accordingly, we urge you to direct your bank, broker or other nominee how to vote by returning your voting materials as instructed or by obtaining a proxy from your broker or other nominee in order to vote your shares in person at the Annual Meeting.

Do I have any dissenters’ or appraisal rights with respect to any of the matters to be voted on at the Annual Meeting?

No. None of our stockholders has any dissenters’ or appraisal rights with respect to the matters to be voted on at the Annual Meeting.

What are the solicitation expenses and who pays the cost of this proxy solicitation?

Our Board is asking for your proxy and we will pay all of the costs of asking for stockholder proxies. We will reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding solicitation material to the beneficial owners of Common Stock and collecting voting instructions. We may use officers and employees of the Company to ask for proxies, as described below.

Is this Proxy Statement the only way that proxies are being solicited?

No. In addition to the solicitation of proxies by use of the Notice of Internet Availability, officers and employees of the Company may solicit the return of proxies, either by mail, telephone, telecopy, e-mail or through personal contact. These officers and employees will not receive additional compensation for their efforts but will be reimbursed for out-of-pocket expenses. Brokerage houses and other custodians, nominees and fiduciaries, in connection with shares of the Common Stock registered in their names, will be requested to forward solicitation material to the beneficial owners of shares of Common Stock.

Are there any other matters to be acted upon at the Annual Meeting?

Management does not intend to present any business at the Annual Meeting for a vote other than the matters set forth in the Notice and has no information that others will do so. If other matters requiring a vote of the stockholders properly come before the Annual Meeting, it is the intention of the persons named in the form of proxy to vote the shares represented by the proxies held by them in accordance with applicable law and their judgment on such matters.

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Where can I find voting results?

We expect to publish the voting results in a current report on Form 8-K, which we expect to file with the SEC within four business days after the Annual Meeting.

What is “householding” and how does it affect me?

With respect to eligible stockholders who share a single address, we may send only one copy of the Notice of Internet Availability or proxy materials to that address unless we receive instructions to the contrary from any stockholder at that address. This practice, known as “householding,” is designed to reduce our printing and postage costs. However, if a stockholder of record residing at such address wishes to receive a separate Notice of Internet Availability or proxy materials in the future, he or she may contact our Secretary at info@streamex.com or (203) 409-5444 extension 117. Eligible stockholders of record receiving multiple copies of our Notice of Internet Availability or proxy materials can request householding by contacting us in the same manner. Stockholders who own shares through a bank, broker or other intermediary can request householding by contacting the intermediary or by contacting the Company at the above address and phone number.

We hereby undertake to deliver promptly, upon written or oral request, a copy of the Notice of Internet Availability or proxy materials to a stockholder at a shared address to which a single copy of the document was delivered. Requests should be directed to the address and phone number set forth above.

Who can help answer my questions?

The information provided above in this “Question and Answer” format is for your convenience only and is merely a summary of the information contained in this Proxy Statement. We urge you to carefully read this entire Proxy Statement, including the documents we refer to in this Proxy Statement. If you have any questions, or need additional materials, please feel free to contact Lora Mikolaitis, our Chief Administrative Officer, at (203) 409-5444 ext. 117.

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PROPOSAL 1: ELECTION OF CLASS I DIRECTORS

Nominees for Election

Our Board consists of six directors and is divided into three classes with staggered three-year terms.

At the Annual Meeting, you will be asked to elect two Class I directors. Morgan Lekstrom and Karl Henry McPhie are the nominees for election at the Annual Meeting (collectively, the “Company Nominees”). If elected, each of the nominees will serve a three-year term expiring at the 2028 Annual Meeting, or upon such director’s earlier death, resignation, or removal from the Board.

The Nominating and Governance Committee has recommended, and the Board has approved, the nomination of each of these directors to stand for election as Class I directors at the Annual Meeting.

Our Board believes that all of our current directors, including the Company Nominees for election, possess personal and professional integrity, good judgment, a high level of ability and business acumen.

The biographies of the Company Nominees are as follows:

Morgan Lekstrom, Chairman of the Board. Mr. Lekstrom has served as Chairman of Streamex’s Board of Directors since September 2023, following his role as Co-Founder and Chairman of Streamex, a blockchain infrastructure company that merged with the Company. Since March 2025, he has served as Chief Executive Officer of Premium Resources Ltd. (TSXV: PREM) (OTC Pink: PRMLF), a Canadian-based mineral exploration and development company. During the formation and build up, Mr. Lekstrom served as President and CEO of NexGold Mining Corp., where he spearheaded the development of two near-term gold mining projects in Canada. NexGold Mining Corp including its predecessor BlackWolf Copper and gold from 2022-2024. Except for the affiliation between the Company and Streamex as described herein, there is no affiliation between the Company and the organizations at which Mr. Lekstrom was previously employed. Mr. Lekstrom’s nearly 20-year career in the global commodities sector includes senior technical and leadership roles at Freeport McMoRan (Grasberg, Indonesia, 2010-2011), Rio Tinto (Oyu Tolgoi, Mongolia, 2012-2013), and Golden Star Resources (Ghana, 2015-2017), all independent entities unaffiliated with the Company. He also served as Engineering Manager at Sabina Gold & Silver Corp. from 2017 to 2018, leading execution of the Back River Marine Laydown Project in Northern Canada. Mr. Lekstrom’s extensive experience in operational leadership, resource development, and engineering strategy, combined with his passion for integrating traditional industries with emerging digital technologies, underpin the Board’s conclusion that he is well-qualified to serve as Chairman. Mr. Lekstrom’s background supports the Company’s long-term strategy of bridging legacy systems with transformative technologies.

Karl Henry McPhie, Chief Executive Officer and Director. Mr. McPhie has served as Chief Executive Officer of Streamex since September 2023, bringing a depth of experience at the intersection of blockchain technology and financial innovation. From 2021 to 2023, Mr. McPhie served as Founder and Chief Executive Officer of Lynx Web3 Solutions, a blockchain incubation and software development firm providing infrastructure and strategic guidance for early-stage decentralized projects. Lynx Web3 Solutions is an independent company. Prior to that, in 2020, he founded FatCats Capital, a Solana-based NFT platform that grew to become the third-largest NFT project globally at the time of its launch. Except for the affiliation between the Company and Streamex as described herein, there is no affiliation between the Company and the organizations at which Mr. McPhie was previously employed. Mr. McPhie holds a degree in Mining Engineering from McGill University and began his career applying engineering principles to complex technological solutions. His entrepreneurial background and engineering foundation uniquely position him to lead the Company’s strategic expansion into decentralized technologies. His deep technical acumen, combined with demonstrated success in product innovation and community engagement, were key factors in the determination that he should serve as a director. Mr. McPhie’s experience aligns with the Company’s strategic focus on leveraging advanced technology to transform healthcare and other sectors.

Family Relationships

There are no family relationships between any of our directors and executive officers.

Required Vote and Board Recommendation

Assuming the presence of a quorum, with respect to Proposal 1, a plurality of the votes cast at the Annual Meeting is required for the election of the nominees as directors. Abstentions and broker non-votes will each be counted as present for purposes of determining the presence of a quorum but will not have any effect on the outcome of the vote. The Company Nominees receiving the highest number of affirmative votes will be elected directors of the Company. Shares of voting stock represented by executed proxies will be voted, if authority to do so is not withheld, for the election of the Company Nominees. Should any Company Nominee become unable or unwilling to accept nomination or election, the proxy holders may vote the proxies for the election, in his or her stead, of any other person the Board may nominate or designate. Each Company Nominee has agreed to serve, if elected, and the Board has no reason to believe that any Company Nominee will be unable to serve.

The Board recommends that you Vote “FOR” the Company Nominees.

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CORPORATE GOVERNANCE

Streamex, with the oversight of the Board and its committees, operates within a comprehensive plan of corporate governance for the purpose of defining independence, assigning responsibilities, setting high standards of professional and personal conduct and assuring compliance with such responsibilities and standards. We regularly monitor developments in the area of corporate governance.

Code of Business Conduct and Ethics

We have adopted a Code of Business Conduct and Ethics that applies to our officers, directors and employees, including our principal financial officer and principal accounting officer. The Code of Business Conduct and Ethics addresses, among other things, conflicts of interest, protection and proper use of Company assets, government relations, compliance with laws, rules and regulations and the process for reporting violations of the Code of Business Conduct and Ethics, improper conflicts of interest or other violations. Our Code of Business Conduct and Ethics is available on our website at https://ir.streamex.com/ in the “Governance Documents” section found under the “Governance” tab. We intend to disclose any future amendments to certain provisions of the Code of Business Conduct and Ethics, or waivers of such provisions granted to executive officers and directors, on this website within four business days following the date of any such amendment or waiver.

Policy on Trading, Pledging and Hedging of Company Stock

We maintain an insider trading policy, among other things, prohibits all officers, including our named executive officers (“NEOs”), directors and employees from engaging in “hedging” transactions with respect to our securities. This includes short sales, hedging of share ownership positions, transactions in straddles, collars or other similar risk reduction or hedging devices, and transactions involving derivative securities relating to our Common Stock. In addition, they are also prohibited from pledging the Company’s securities.

Board Composition

Our Amended and Restated Certificate of Incorporation, as amended, and our Amended and Restated Bylaws, as amended (“Bylaws”), provide that our Board will consist of one or more members, such number of directors to be determined from time to time pursuant to a resolution adopted by a majority of the total number of authorized directors. Vacancies or newly created directorships resulting from an increase in the authorized number of directors elected by all of the stockholders having the right to vote as a single class may be filled by a majority of the directors then in office, although less than a quorum, or by a sole remaining director.

Continuing Directors

The directors who will continue to serve as directors following the Annual Meeting and their ages, position, with our Company, length of service on the Board, the expiration of their respective terms, their principal occupation, business experience and certain other information are provided in the table below and in the additional biographical descriptions set forth in the text below the table.

Name of Director	Age	Position	Director Since	Term Expires
Class II Directors
Kevin Gopaul	50	Class II Director	November 2025	2026

Class III Directors
Donald Browne	75	Class III Director	May 2024	2027

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Donald F. Browne. Mr. Browne, C.P.A. has served as our director since May 3, 2024. Mr. Browne is a graduate of La Salle College, 1972, with a B.S. in Accounting and later became licensed as a Certified Public Accountant from the State of New Jersey in 1980. Mr. Browne’s career has included being employed as a Divisional Controller of Caddy Corporation of America and a Controller for Full Line Foods, Inc. In 1990, Mr. Browne’s career then transitioned to public accounting, a field in which he launched his own firm (which he continues to run and operate). Mr. Browne specializes in business accounting, including financial and tax reporting for businesses of several different industries and professions; concentrations in Federal and State tax audits. Mr. Browne’s tax and financial expertise makes him a valuable asset to our Board.

Kevin Gopaul. Mr. Gopaul has joined our Board in November 2025. Mr. Gopaul brings more than 25 years of global asset management and capital markets experience, including senior leadership roles as Global Head of ETFs, Chief Investment Officer, and Canadian CEO at BMO Global Asset Management, where he helped architect and scale the firm’s $100 billion ETF franchise. He currently serves as Chief Investment Officer and President of REX Financial Canada, where he leads institutional product strategy and cross-border expansion. Prior to joining REX Financial Canada, Gopaul spent nearly 15 years at BMO Global Asset Management, where he held several senior leadership positions, including: Global Head of ETFs, Canadian CEO, Chief Investment Officer, Global Head of Quantitative Investments. Earlier in his career, he held progressively senior roles at Barclays Global Investors, Sun Life Financial, and Scotia Capital, contributing to advancements in research, trading, portfolio management, and product development. Mr. Gopaul’s financial experience makes him a tremendous addition to our board.

Director Independence

We are currently listed on The Nasdaq Capital Market and therefore rely on the definition of independence set forth in the Nasdaq Listing Rules. Under the Nasdaq Listing Rules, a director will only qualify as an “independent director” if, in the opinion of our Board, that person does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. Based upon information requested from and provided by each director concerning his background, employment, and affiliations, including family relationships, we have determined that each of Morgan Lekstrom, Donald F. Browne, and Kevin Gopaul has no material relationships with us that would interfere with the exercise of independent judgment and is an “independent director” as that term is defined in the Nasdaq Listing Rules.

Board Committees, Meetings and Attendance

During 2024, the Board held four meetings. We expect our directors to attend Board meetings, meetings of any committees and subcommittees on which they serve and each annual meeting of stockholders, either in person or teleconference. During 2024, we had no incumbent director who attended fewer than 100% of the total number of meetings held by the Board and any Board committees of which such director was a member.

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The Board delegates various responsibilities and authority to different Board committees. Committees regularly report on their activities and actions to the full Board. Currently, the Board has established an Audit Committee, a Compensation Committee and a Nominating and Corporate Governance Committee. Committee assignments are re-evaluated annually. Each of these committees operates under a charter that has been approved by our Board.

As of the date hereof, the following table sets forth the membership of each of the Board committees listed above.

Name	Audit Committee	Compensation Committee	Nominating and Corporate Governance Committee
Morgan Lekstrom*	Member	Member	Member
Karl Henry McPhie

Donald F. Browne	Chairman	Chairman	Chairman
Kevin Gopaul	Member	Member	Member

*	Chairman of the Board

Audit Committee

Our Audit Committee is responsible for, among other matters:

●	approving and retaining the independent auditors to conduct the annual audit of our financial statements;

●	reviewing the proposed scope and results of the audit;

●	reviewing and pre-approving audit and non-audit fees and services;

●	reviewing accounting and financial controls with the independent auditors and our financial and accounting staff;

●	reviewing and approving transactions between us and our directors, officers and affiliates;

●	establishing procedures for complaints received by us regarding accounting matters;

●	developing, adopting and overseeing the implementation of a code of business conduct and ethics;

●	overseeing internal audit functions, if any; and

●	preparing the report of the Audit Committee that the rules of the SEC require to be included in our annual meeting proxy statement.

Our Audit Committee is composed of Messrs. Browne, Lekstrom and Gopaul, each of whom our Board has determined to be financially literate and qualifies as an independent director under Section 5605(a)(2) and Section 5605(c)(2)(A) of the Nasdaq Listing Rules. Further, each member of our Audit Committee is also considered independent under SEC Rule 10A-3. Mr. Browne  is the chairman of our Audit Committee. In addition, Mr. Browne qualifies as a financial expert, as defined in Item 407(d)(5)(ii) of Regulation S-K. The Audit Committee met four times during 2024. Our Audit Committee’s charter is available on our website at https://ir.streamex.com/ in the “Governance Documents” section found under the “Governance” tab.

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Compensation Committee

Our Compensation Committee is responsible for, among other matters:

●	reviewing and recommending the compensation arrangements for management, including the compensation for our chief executive officer and other executive officers;

●	appointing, compensating and overseeing the work of any compensation consultant, legal counsel or other advisor retained by the Compensation Committee;

●	establishing and reviewing general compensation policies with the objective to attract and retain superior talent, to reward individual performance and to achieve our financial goals;

●	administering our stock incentive plans; and

●	preparing any report of the Compensation Committee that the rules of the SEC require to be included in our annual meeting proxy statement.

Our Compensation Committee is composed of Messrs. Browne, Lekstrom and Gopaul, each of whom qualifies as an independent director under Section 5605(a)(2) of the Nasdaq Listing Rules, an “outside director” for purposes of Section 162(m) of the Internal Revenue Code and a “non-employee director” for purposes of Section 16b-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and does not have a relationship to us which is material to his ability to be independent from management in connection with the duties of a Compensation Committee member, as described in Section 5605(d)(2) of the Nasdaq Listing Rules. Mr. Browne is the chairman of our Compensation Committee. The Compensation Committee met three times during 2024. We did not engage any consultants in determining or recommending the amount or form of executive and director compensation during 2024. Our Compensation Committee’s charter is available on our website at https://ir.streamex.com/ in the “Governance Documents” section found under the “Governance” tab.

Nominating and Corporate Governance Committee

Our Nominating and Corporate Governance Committee is responsible for, among other matters:

●	evaluating the current composition, organization and governance of the Board and its committees, and making recommendations for changes thereto;

●	reviewing each director and nominee annually;

●	determining desired Board member skills and attributes and conducting searches for prospective members accordingly;

●	evaluating nominees, and making recommendations to the Board concerning the appointment of directors to Board committees, the selection of Board committee chairs, proposal of the slate of directors for election to the Board, and the termination of membership of individual directors in accordance with the Board’s governance principles;

●	administering the annual Board performance evaluation process.

Our Nominating and Corporate Governance Committee is composed of Messrs. Browne, Lekstrom and Gopaul,, each of whom qualifies as an independent director under Section 5605(a)(2) of the Nasdaq Listing Rules. Mr. Browne is the chairman of our Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee met two times during 2024. Our Nominating and Corporate Governance Committee’s charter is available on our website at https://ir.streamex.com/ in the “Governance Documents” section found under the “Governance” tab.

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Director Nominations

Our Nominating and Corporate Governance Committee considers all qualified candidates identified by members of the Board, by senior management and by stockholders. The Nominating and Corporate Governance Committee follows the same process and uses the same criteria for evaluating candidates proposed by stockholders, members of the Board and members of senior management. We did not pay fees to any third party to assist in the process of identifying or evaluating director candidates during 2024.

Our Bylaws contain provisions that address the process by which a stockholder may nominate an individual to stand for election to the Board at our annual meetings of stockholders. To recommend a nominee for election to the Board, a stockholder must submit his or her recommendation to our Secretary at our corporate offices at 2431 Aloma Avenue, Suite 243, Winter Park, Florida 32792. Such nomination must satisfy the notice, information and consent requirements set forth in our Bylaws and must be received by us prior to the date set forth under “Submission of Future Stockholder Proposals” below. A stockholder’s recommendation must be accompanied by the information with respect to stockholder nominees as specified in our Bylaws, including among other things, the name, age, address and occupation of the recommended person, the proposing stockholder’s name and address, the ownership interests of the proposing stockholder and any beneficial owner on whose behalf the nomination is being made (including the number of shares beneficially owned, any hedging, derivative, short or other economic interests and any rights to vote any shares) and any material monetary or other relationships between the recommended person and the proposing stockholder and/or the beneficial owners, if any, on whose behalf the nomination is being made.

In evaluating director nominees, the Nominating and Corporate Governance Committee considers the following factors:

●	the appropriate size and diversity of our Board;

●	our needs with respect to the particular knowledge, skills and experience of nominees, including experience in corporate finance, technology, business, administration and sales, in light of the prevailing business conditions and the knowledge, skills and experience already possessed by other members of the Board;

●	experience with accounting rules and practices, and whether such a person qualifies as an “audit committee financial expert” pursuant to SEC rules; and

●	balancing continuity of our Board with periodic injection of fresh perspectives provided by new Board members.

Our Board believes that each director should have a basic understanding of our principal operational and financial objectives and plans and strategies, our results of operations and financial condition and our relative standing in relation to our competitors.

In identifying director nominees, the Board will first evaluate the current members of the Board willing to continue in service. Current members of the Board with skills and experience that are relevant to our business and who are willing to continue in service will be considered for re-nomination.

If any member of the Board does not wish to continue in service or if the Board decides not to re-nominate a member for re-election, the Board will identify another nominee with the desired skills and experience described above. The Board takes into consideration the overall composition and diversity of the Board and areas of expertise that director nominees may be able to offer, including business experience, knowledge, abilities and customer relationships. Generally, the Board will strive to assemble a Board that brings to us a variety of perspectives and skills derived from business and professional experience as it may deem are in our stockholders’ best interests. In doing so, the Board will also consider candidates with appropriate non-business backgrounds.

Board Leadership Structure and Role in Risk Oversight

The Board is committed to promoting effective, independent governance of the Company. Our Board believes it is in the best interests of the stockholders and the Company for the Board to have the flexibility to select the best director to serve as chairman at any given time, regardless of whether that director is an independent director or the chief executive officer. Consequently, we do not have a policy governing whether the roles of chairman of the Board and chief executive officer should be separate or combined. This decision is made by our Board, based on the best interests of the Company considering the circumstances at the time.

Currently, the position of Chairman of the Board is filled by Morgan Lekstrom and the position of Chief Executive Officer (principal executive officer) is filled by Karl Henry McPhie, coupled with lead independent directors to further strengthen the leadership structure. The Board acknowledges that there are different leadership structures that could allow it to effectively oversee the management of the risks relating to the Company’s operations and believes its current leadership structure enables it to effectively provide oversight with respect to such risks. However, our Board believes the current structure provides an efficient and effective leadership model for the Company fosters clear accountability, effective decision-making and alignment on corporate strategy.

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Moreover, the Board believes that its governance practices provide adequate safeguards against any potential risks that might be associated with having a combined Chairman and principal executive officer.

Specifically:

●	All of the members of the Audit Committee, the Compensation Committee, and the Nominating and Corporate Governance Committee are independent directors;

●	The Board and its committees regularly conduct scheduled meetings in executive session, out of the presence of Karl Henry McPhie and other members of management; and

●	The Board and its committees remain in close contact with, and receive reports on, various aspects of the Company’s management and enterprise risk directly from, the Company’s senior management and independent auditors.

Our Audit Committee is primarily responsible for overseeing the Company’s risk management processes on behalf of the full Board. The Audit Committee receives reports from management concerning the Company’s assessment of risks. In addition, the Audit Committee reports regularly to the full Board, which also considers the Company’s risk profile. The Audit Committee and the full Board focus on the most significant risks facing the Company and the Company’s general risk management strategy. In addition, as part of its oversight of our Company’s executive compensation program, the Compensation Committee considers the impact of such program, and the incentives created by the compensation awards that it administers, on our Company’s risk profile. In addition, the Compensation Committee reviews all of our compensation policies and procedures, including the incentives that they create and factors that may reduce the likelihood of excessive risk taking, to determine whether they present a significant risk to our Company. The Compensation Committee has determined that, for all employees, our compensation programs do not encourage excessive risk and instead encourage behaviors that support sustainable value creation.

Communications with Directors

The Board welcomes communication from our stockholders. Stockholders and other interested parties who wish to communicate with a member or members of our Board or a committee thereof may do so by addressing correspondence to the Board member, members or committee, c/o Secretary, Streamex Corp., 2431 Aloma Avenue, Suite 243, Winter Park, Florida 32792. Our Secretary will review and forward correspondence to the appropriate person or persons.

All communications received as set forth in the preceding paragraph will be opened by our Secretary for the sole purpose of determining whether the contents represent a message to our directors. Any contents that are not in the nature of advertising, promotions of a product or service or patently offensive material will be forwarded promptly to the addressee(s). In the case of communications to the Board or any group or committee of directors, our Secretary will make sufficient copies of the contents to send to each director who is a member of the group or committee to whom the communication is addressed. If the amount of correspondence received through the foregoing process becomes excessive, our Board may consider approving a process for review, organization and screening of the correspondence by our Secretary or another appropriate person.

Involvement in Certain Legal Proceedings

To our knowledge, during the last ten years, none of our directors and executive officers has:

● Had a bankruptcy petition filed by or against any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time.

● Been convicted in a criminal proceeding or been subject to a pending criminal proceeding, excluding traffic violations and other minor offenses.

● Been subject to any order, judgment or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities.

● Been found by a court of competent jurisdiction (in a civil action), the SEC, or the Commodities Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended or vacated.

● Been the subject to, or a party to, any sanction or order, not subsequently reverse, suspended or vacated, of any self-regulatory organization, any registered entity, or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

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DIRECTOR COMPENSATION

The following table presents the total compensation for each person who served as a non-employee director of our Board during the fiscal year ended December 31, 2024. Other than as set forth in the table and described more fully below, we did not pay any compensation, reimburse any expense of, make any equity awards or non-equity awards to, or pay any other compensation to any of the other members of our Board in such period.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($) (1)		Option Awards ($) (1)		All Other Compensation ($) (1)	Total ($)
Chris Baer	$20,000	$105,550	(2)		$-	$-	$125,550
Donald Browne	$20,000	$105,550	(2)		$-	$-	$125,550
Steven Abelman	$20,000	$105,550	(2)		$-	$-	$125,550
Donald E. Foley (3)	$-	$-			$-	$-	$-
Patrick J Gallagher (4)	$-	$-			$-	$-	$-
David Weild, IV (5)	$-	$-			$-	$-	$-
James J. Barry PhD (6)	$-	$-			$-	$-	$-
James Klein (7)	$-	$-			$-	$-	$-
Total:	$60,000	$316,650		$		$-	$376,650

(1)	In accordance with SEC rules, this column reflects the aggregate fair value of stock or option awards granted during the fiscal year ended December 31, 2024, computed as of their respective grant dates in accordance with Financial Accounting Standard Board Accounting Standards Codification Topic 718 for share-based compensation transactions.

(2)	Represents (i) a Common Stock award of 50,000 fully vested shares granted June 7, 2024 and (ii) a Common Stock award of 30,000 fully vested shares granted on July 26, 2024.

(3)	Mr. Foley resigned as a member of the Board on February 19, 2024.

(4)	Mr. Gallagher resigned as a member of the Board on February 19, 2024.

(5)	Mr. Weild resigned as a member of the Board on February 19, 2024.

(6)	Mr. Barry resigned as a member of the Board on February 19, 2024.

(7)	Mr. Klein resigned as a member of the Board on February 20, 2024.

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STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding the beneficial ownership of our voting securities as of the Record Date by (i) each person known to us to beneficially own five percent (5%) or more of any class of our voting securities; (ii) each of our NEOs and directors; and (iii) all of our directors and executive officers as a group. The percentages of voting securities beneficially owned are reported on the basis of regulations of the SEC governing the determination of beneficial ownership of securities. Under the rules of the SEC, a person is deemed to be a beneficial owner of a security if that person has or shares voting power, which includes the power to vote or to direct the voting of the security, or investment power, which includes the power to dispose of or to direct the disposition of the security. Except as indicated in the footnotes to this table, to our knowledge and subject to community property laws where applicable, each beneficial owner named in the table below has sole voting and sole investment power with respect to all shares beneficially owned and each person’s address is c/o Streamex Corp., 2431 Aloma Avenue, Suite 243, Winter Park, Florida 32792. For the purpose of calculating the number of shares beneficially owned by a stockholder and the percentage ownership of that stockholder, shares of Common Stock subject to options or warrants that are currently exercisable or exercisable within sixty (60) days of the Record Date by that stockholder are deemed outstanding.

Name	Number of Shares of Common Stock Beneficially Owned (1)		Percentage Class (1)	Number of Shares of Series C Preferred Stock Beneficially Owned	Percentage Class (2)	Total Voting Power
Directors and Named Executive Officers
Karl Henry McPhie	21,014,451	(3)	34.88%	—	—	14,17%
Morgan Lekstrom	20,707,421	(4)	34.55%	—	—	13.96%

Donald F. Browne	228,345	(5)	*	—	—	*
Mitchell Williams	937,383	(6)	2.33%	—	—	*
Ferdinand Groenewald	295,000	(7)	*	—	—	*
Kevin Gopaul	-		*	—	—	*

All directors and executive officers as a group of eight persons	43,182,600		52.73%	—	—	28.90%

5% Holders
Anthony Amato	5,431,547	(8)	13.05%			3.60%
Frank Giustra	17,193,641	(9)	42.72%			11.59%
Mathew August	13,917,113	(10)	24.59%	—	—	9.31%
Ray Weber	152,793	(11)	—	45	42.84%	*
StoneX Group Inc C/F Raymond E Weber IRA	118,901	(12)	—	35	33.34%	*
Martin F. Sauer	84,929	(13)	—	25	23.82%	*

*	Less than 1%.
(1)	Shares of Common Stock beneficially owned and the respective percentages of beneficial ownership of Common Stock assume the exercise of all options and other securities convertible into Common Stock beneficially owned by such person or entity currently exercisable or exercisable within 60 days of the Record Date, except as otherwise noted. Shares issuable pursuant to the exercise of stock options and other securities convertible into Common Stock exercisable within 60 days are deemed outstanding and held by the holder of such options or other securities for computing the percentage of outstanding Common Stock beneficially owned by such person, but are not deemed outstanding for computing the percentage of outstanding Common Stock beneficially owned by any other person. Includes Exchangeable Shares issuable within 60 days of the Record Date.
(2)	These percentages have been calculated based on 39,228,103 shares of Common Stock, 105 shares of Series C Preferred Stock and 109,070,079 Exchangeable Shares outstanding as of the Record Date.
(3)	Comprised of Exchangeable Shares that are currently exercisable or exercisable within 60 days of the Record Date.
(4)	Comprised of Exchangeable Shares that are currently exercisable or exercisable within 60 days of the Record Date.
(5)	Comprised of shares of Common Stock.
(6)	Comprised of Exchangeable Shares that are currently exercisable or exercisable within 60 days of the Record Date.
(7)	Comprised of shares of Common Stock.
(8)	Comprised of (i) 3,031,547 shares of Common Stock, and (ii) 2,400,000 options to purchase shares of Common Stock that are currently exercisable or exercisable within 60 days of the Record Date.
(9)	Comprised of Exchangeable Shares that are currently exercisable or exercisable within 60 days of the Record Date.
(10)	Comprised of Exchangeable Shares that are currently exercisable or exercisable within 60 days of the Record Date.
(11)	Comprised of shares of Common Stock issuable upon the conversion of shares of our Series C Preferred Stock, including dividends accrued thereon as of the Record Date. This stockholder’s address is 27 Zabriskie St., Jersey City, NJ 07307.
(12)	Comprised of shares of Common Stock issuable upon the conversion of shares of our Series C Preferred Stock, including dividends accrued thereon as of the Record Date. Ray Weber may also be deemed beneficial owner of shares held by StoneX Group Inc C/F Raymond E Weber IRA. Mr. Weber’s address is 27 Zabriskie St., Jersey City, NJ 07307.
(13)	Comprised of shares of Common Stock issuable upon the conversion of shares of our Series C Preferred Stock, including dividends accrued thereon as of the Record Date. This stockholder’s address is 1028 Steeplechase Dr., Lancaster, PA 17601.

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CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Transactions with related persons are governed by our Code of Conduct and Ethics, which applies to all of our directors, officers and employees. This code covers a wide range of potential activities, including, among others, conflicts of interest, self-dealing and related party transactions. Waiver of the policies set forth in this code will only be permitted when circumstances warrant. Such waivers for directors and executive officers, or that provide a benefit to a director or executive officer, may be made only by our Board, as a whole, or the Audit Committee. Absent such a review and approval process in conformity with the applicable guidelines relating to the particular transaction under consideration, such arrangements are not permitted. All related party transactions for which disclosure is required to be provided herein were approved in accordance with our Code of Conduct and Ethics.

On February 8, 2023, Mr. Buhaly, our former Chief Financial Officer participated in a private placement, acquiring 23,289 shares of Common Stock and 11,645 warrants to acquire Common Stock at an exercise price of $7.963, expiring August 8, 2028, for an investment of $200,000 as part of the February 8, 2023 offering.

On March 1, 2024, the Company issued 500,000 shares of Common Stock to Frederick D Hrkac, director in exchange for consulting services with a fair value of $352,550, pursuant to a consulting agreement dated March 1, 2024.

On March 1, 2024, the Company issued 500,000 shares of Common Stock to Anthony Amato, former CEO and current director in exchange for services with a fair value of $352,550.

On March 7, 2024, the company issued a promissory note to a significant shareholder for $500,000. This note was subsequently converted into shares of Common Stock.

On June 6, 2024, Streamex Exchange issued 83,333 shares of Streamex Exchange to Morgan Lekstrom, Chairman of Streamex Exchange and now also the Company and 83,333 shares of Streamex Exchange to Karl Henry McPhie, CEO of Streamex Exchange and now also the Company, valued at $0.15 for an aggregate amount of $24,999.90 (the “Incorporators’ Share Allotment”). On November 26, 2024, Streamex Exchange issued an aggregate of 29,449,998 shares of Streamex Exchange to the following officers and directors of Streamex Exchange, 13,749,999 shares of Streamex Exchange to Karl Henry McPhie, valued at 0.0001 for $1,375.00, 13,749,999 shares of Streamex Exchange to Morgan Lekstrom, valued at 0.0001 for $1,375.00, and 1,950,000 Streamex Shares to Sean Roosen, Director of Streamex Exchange, valued at 0.025 for $48,750.00 (the “Founders”).

On May 23, 2025, the Company entered into that certain Share Purchase Agreement, with Streamex Exchange, ExchangeCo, Callco, the Shareholders, and Trustee of the trust formed pursuant to the Exchange Rights Agreement, dated May 23, 2025, between the Company, ExchangeCo, CallCo, and the Trustee, governing the rights of holders of Exchangeable Shares, pursuant to which, the Company, through ExchangeCo, on May 28, 2025, acquired the Streamex Shares from the Shareholders and in exchange for the Streamex Shares, ExchangeCo issued an aggregate of 109,070,056.6977 Exchangeable Shares, at the Exchange Ratio for each Streamex Share in the Share Exchange. The Exchangeable Shares are exchangeable on a one-for-one basis for shares of the Common Stock, in accordance with the Exchange Ratio and subject to certain adjustments. The Exchangeable Shares carry rights substantially equivalent to those of the Company’s Common Stock.

In connection with the Share Purchase Agreement and Share Exchange, Karl Henry McPhie, Morgan Lekstrom, and Mitch Williams as shareholders of Streamex, received 21,014,450, 20,707,421, and 937,382 Exchangeable Shares, respectively. The Exchangeable Shares were issued to the above on the same terms and conditions as those issued to the other Streamex Shareholders.

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EXECUTIVE COMPENSATION

Compensation Philosophy and Practices

We believe that the performance of our executive officers significantly impacts our ability to achieve our corporate goals. We, therefore, place considerable importance on the design and administration of our executive officer compensation program. This program is intended to enhance stockholder value by attracting, motivating and retaining qualified individuals to perform at the highest levels and to contribute to our growth and success. Our executive officer compensation program is designed to provide compensation opportunities that are tied to individual and corporate performance.

Our compensation packages are also designed to be competitive in our industry. The Compensation Committee from time-to-time consults with other advisors in designing our compensation program, including in evaluating the competitiveness of individual compensation packages and in relation to our corporate goals.

Our overall compensation philosophy has been to pay our executive officers an annual base salary and to provide opportunities, through cash and equity incentives, to provide higher compensation if certain key performance goals are satisfied.

The main principles of our fiscal year 2024 compensation strategy included the following:

●	An emphasis on pay for performance. A significant portion of our executive officers’ total compensation is variable and at risk and tied directly to measurable performance, which aligns the interests of our executives with those of our stockholders;
●	Performance results are linked to Company and individual performance. When looking at performance over the year, we equally weigh individual performance as well as that of the Company as a whole. Target annual compensation is positioned to allow for above-median compensation to be earned through an executive officer’s and the Company’s extraordinary performance; and
●	Equity as a key component to align the interests of our executives with those of our stockholders. Our Compensation Committee continues to believe that keeping executives interests aligned with those of our stockholders is critical to driving toward achievement of long-term goals of both our stockholders and the Company.

The following table sets forth the names, ages and positions of our executive officers and certain significant employees as of the date hereof:

Name	Age	Position with the Company
Karl Henry McPhie	25	Chief Executive Officer and Director
Ferdinand Groenewald	41	Interim Chief Financial Officer
Mitchell Williams	57	Chief Investment Officer

For information on the business background of Mr. McPhie, see page 9 of this Proxy Statement.

Ferdinand Groenewald. Mr. Groenewald has served as our interim chief financial officer since June 5, 2024. Mr. Groenewald is a certified public accountant with significant experience in finance and accounting. He currently serves as Vice President, Finance at Alaunos Therapeutics, Inc. Previously, Mr. Groenewald served as an Independent Outside Director at SYLA Technologies Co., Ltd.; an Independent Director at HeartCore Enterprises, Inc.; an Independent Director at Sushi Ginza Onodera, Inc.; an Accountant at Wrinkle, Gardner & Co. PC; a Senior Staff Accountant at Financial Consulting Strategies LLC; a Controller, VP-Finance & Accounting Officer at Sadot Group, Inc. and a Chief Financial Officer at the same company; and Chief Accounting Officer & VP-Finance at Muscle Maker Development LLC. Mr. Groenewald obtained an undergraduate degree from the University of South Africa.

Mitchell Williams. Mitchell Williams, CFA is the Chief Investment Officer of Streamex, bringing over 20 years of experience at the forefront of Wall Street, where he has consistently driven performance through strategic insight, innovation, and disciplined investment management. Mr. Williams began his investment career during the Web 1.0 era at Credit Suisse, where he was part of the Internet Financial Services team. He went on to hold senior Executive roles at OppenheimerFunds and Wafra Inc., managing multi-billion dollar global and domestic equity portfolios and leading high-performing investment teams. At Wafra, Mr. Williams grew assets under management more than threefold, delivering asymmetric returns with consistent upside capture above 100% and downside capture below 100%. Under his leadership, Wafra’s Global Equity strategy achieved top-quartile performance across every rolling five-year period. At OppenheimerFunds, he was a highly ranked equity analyst and sole portfolio manager for one of the firm’s flagship funds. Before becoming CIO, Mr. Williams served as Strategic Advisor on Capital Markets for Streamex, collaborating closely with founders Henry McPhie, Morgan Lekstrom, and Mathew August to help craft the company’s forward-looking investment strategy. In his current role, he leverages deep capital markets expertise to lead investment strategy and guide Streamex’s mission to tokenize real-world assets within the commodities space. Mr. Williams is also an active mentor and speaker, volunteering with the Michael Price Student Investment Fund at NYU Stern School of Business, where he earned his MBA as a Stern Fellowship recipient. He holds a BA from the University of Florida and has spoken on investing at several top universities.

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Summary Compensation Table

The following table sets forth the names and positions of: (i) each person who served as our principal executive officer during the year ended December 31, 2024; (ii) our most highly compensated executive officers, other than our principal executive officer, who was serving as an executive officer, as determined in accordance with the rules and regulations promulgated by the SEC, as of December 31, 2024, with compensation of $100,000 or more, and (iii) an additional individual for whom disclosure would have been provided pursuant to clause (ii) but for the fact that the individual was not serving as our executive officer at December 31, 2024:

Name and principal position	Year	Salary ($)		Bonus ($)	Stock Awards ($) (1)		Option Awards ($)(1)		All Other Compensation ($)		Total ($)
Anthony Amato, Former Chief Executive Officer, Former Chairman and Current Director (2)	2024	145,833		-	1,140,046	(3)	965,592	(4)	40,000	(5)	2,291,471
	2023	-		-	-		-		-		-

Ferdinand Groenewald, Interim Chief Financial Officer (6)	2024	-		-	-		-		106,500	(7)	106,500
	2023	-		-	-		-		-		-

Frederick D. Hrkac Former Principal Financial and Executive Officer (8)	2024	-		-	458,100	(9)	-		-	(10)	458,100
	2023	-		-	52,388	(11)	-		-	(12)	52,388

Kenneth L. Londoner, Former Chief Executive Officer, Executive Chairman and Director (13)	2024	59,926	(14)	-	-		-		-		59,926
	2023	854,902	(15)	-	831,908	(16)	-		122,000	(17)	1,808,810

Steven Chaussy, Former Chief Financial Officer (18)	2024	110,928	(19)	-	46,125	(20)	-		-	(21)	157,053
	2023	499,550	(22)	-	652,745	(23)	-		13,506	(24)	1,165,801

(1)	In accordance with SEC rules, this column reflects the aggregate fair value of the stock awards or option awards, as applicable, granted during the respective fiscal year computed as of their respective grant dates in accordance with Financial Accounting Standard Board Accounting Standards Codification Topic 718 for share-based compensation transactions. The assumptions made in the valuation of the share-based payments are contained in Notes 9 and 10 to our financial statements for the fiscal year ended December 31, 2024.

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(2)	Mr. Amato has served as our Director And Chief Executive Officer from April 30, 2024 until May 28, 2025 and Chairman from September 11, 2024 of the Company and its subsidiaries until May 28, 2025.
(3)	Represents (i) a Common Stock award of 500,000 fully vested shares granted on March 1, 2024 of $352,550, (ii) a Common Stock award of 50,000 fully vested shares granted on June 7, 2024 of $93,250,(iii) a Common Stock award of 275,000 fully vested shares granted on September 11, 2024 of $123,173 and (iv) unvested restricted stock units of $1,275,000 issued on September 11, 2024 of $571,073.
(4)	Represents a stock option granted September 11, 2024 for the purchase of 2,400,000 shares of Common Stock, vesting 1,200,000 on the date of grant and the remaining 1,200,000 vesting in equal installments bi-annually over the term of 3 years commencing on the date of grant, subject to continued service with the Company through each relevant vesting date, at an exercise price of $0.4479 per share and termination date of September 11, 2034.
(5)	Represents consulting fees and Board fees.
(6)	Mr. Groenewald has served as our Interim Chief Financial Officer since June 5, 2024.
(7)	Represents consulting fees.
(8)	Mr. Hrkac served as our Principal Executive Officer from February 27, 2024 until April 30, 2024 and our Principal Financial Officer from February 27, 2024 until June 5, 2024. Mr. Hrkac has served as our Director since April 2022.
(9)	Represents (i) a Common Stock award of 500,000 fully vested shares granted on March 1, 2024 $352,550, (ii) a Common Stock award of 50,000 fully vested shares granted on June 7, 2024 of $93,250, (iii) a Common Stock award of 30,000 fully vested shares granted on July 26, 2024 of $12,300,
(10)	Represents consulting fees.
11)	Represents (i) a Common Stock award of 16,000 fully vested shares granted on February 24, 2023 of $19,040, (ii) a Common Stock award of 17,544 fully vested shares granted on April 20, 2023 of $23,166, (iii) a Common Stock award of 1,600 fully vested shares granted on August 15, 2023 of $10,182,
(12)	Represents (i) consulting fees and (ii) Board fees.
(13)	Mr. Londoner served as our Executive Chairman and Director through the entirety of our last two fiscal years. Mr. Londoner has served as our Chief Executive Officer since July 31, 2017. On February 27, 2024, Mr. Londoner resigned his positions as director, executive chairman and chief executive officer of the Company and subsidiaries.
(14)	Represents (i) salary of $59,926 from Company and (ii) salary of $34,375 from the Company’s majority owned subsidiary, ViralClear Pharmaceuticals, Inc. (“ViralClear”)
(15)	Represents (i) salary of $679,902 from Company and (ii) salary of $175,000 from ViralClear.
(16)	Represents (i) a Common Stock award of 57,600 fully vested shares granted on May 8, 2023 and (ii) a Common Stock award of 21,970 fully vested shares granted November 30, 2023.
(17)	Represents (i) director fees of $80,000 from company; (ii) director fees of $30,000 from ViralClear, (iii) $12,000 auto allowance in lieu for reimbursement of mileage.
(18)	Mr. Chaussy served as served as our Chief Financial Officer since January 1, 2018 until his retirement as Chief Financial Officer on February 6, 2023.
(19)	Represents (i) salary of $110,928 from Company and (ii) salary of $100,000 from ViralClear.
(20)	Represents (i) a Common Stock award of 100,000 fully vested shares granted July 26, 2024 and (ii) 12,500 shares vested in 2023 but issued in 2024.
(21)	Represents (i) consulting fees and (ii) Board fees.
(22)	Represents (i) salary of $399,550 from Company and (ii) salary of $100,000 from ViralClear.
(23)	Represents (i) a Common Stock award of 20,000 fully vested shares granted February 10, 2023 (ii) a Common Stock award of 35,000 fully vested shares granted on May 8, 2023 and (iii) a Common Stock award of 13,060 fully vested shares granted November 30, 2023.
(24)	Represents (i) $6,000 auto allowance in lieu for reimbursement of mileage and (ii) $7,506 medical insurance reimbursement in lieu of Company provided plan.

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Narrative Disclosure to Summary Compensation Table

Executive Employment Agreements

Messrs. Londoner and Chaussy were at-will employees, and they did not have employment agreements with us. Additionally, we did not have any agreements that would provide for payment to any of Messrs. Londoner or Chaussy, following, or in connection with the resignation, retirement, or other termination of any of them, a change of control of us, or a change in either of their responsibilities following a change of control of us.

Anthony Amato

On September 11, 2024, the Company entered into an Executive Employment Agreement (the “Executive Agreement”) which became effective August 1, 2024, by and between the Company and Mr. Amato (the “Executive”).

Under the Executive Agreement, effective August 1, 2024, the Executive received a base salary of $300,000 annually and was eligible for a discretionary bonus equal to 60% of this salary. On September 11, 2024, the Executive was granted stock options for 2,400,000 shares at an exercise price of $0.4479 per share, with half immediately vested and the remainder vesting biannually over four years. Additionally, the Executive received 275,000 fully vested restricted shares and another 1,275,000 restricted shares vesting biannually over three years.

Mr. Amato’s salary and stock awards were determined by the Compensation Committee with consultation from members of the Board. On May 28, 2025, the Company and Mr. Amato entered into (i) the First Amendment to the Executive Employment Agreement (the “First Amendment”) and (ii) a letter agreement (the “Right to Place”). Pursuant to the First Amendment, Mr. Amato is entitled to severance pay of $400,000, less applicable deductions, payable in equal installments over eight months and full acceleration of all outstanding equity awards, fully vested and exercisable, with an extended post-resignation exercise period for his stock options. Pursuant to the Right to Place, Mr. Amato has agreed not to sell his securities of the Company for a period of 12 months without first offering them to the Company. The Right to Place also provides the Company with a limited right to purchase such shares prior to any third-party sale.

On May 28, 2025, in accordance with the transactions contemplated by the Share Purchase Agreement, Anthony Amato, resigned as the Company’s Chief Executive Officer, President and Chairman of the Board. On November 18, 2025, Mr. Amato resigned as a member of the Board.

Ferdinand Groenewald

On June 5, 2024, the Company and Mr. Ferdinand Groenewald entered into a consulting agreement (the “CFO Consulting Agreement”) effective June 5, 2024, pursuant to which Mr. Groenewald agreed to lead accounting and financial reporting activities of the Company. Mr. Groenewald agreed to serve as the Company’s interim chief financial officer, principal accounting officer and vice president of finance. The CFO Consulting Agreement provided for compensation at a fixed rate of $15,000 per month and reimbursement by the Company for any usual and customary business expenses incurred by Mr. Groenewald in connection with performing services pursuant to the Agreement. In addition, the Agreement provided for the Company to indemnify Mr. Groenewald on terms customary for officers.

On November 18, 2025, the Company entered into an employment agreement with the Mr. Groenewald (the “Groenewald Employment Agreement”), effective October 1, 2025. Under the Groenewald Employment Agreement, Mr. Groenewald will receive an annual base salary of $225,000 and will be eligible to receive an annual incentive package with a target value equal to 65% of base salary, payable in cash and equity, based on performance goals established by the Board. For 2025, he will be entitled to a prorated annual bonus based on the portion of the year employed.

Subject to the Plan Amendment Proposal, Mr. Groenewald will receive (i) 100,000 fully vested shares of common stock and (ii) 400,000 restricted stock units vesting in sixteen equal quarterly installments over four years, in each case subject to his continued service. If the Plan Amendment Proposal approval is not obtained, the Company will use reasonable best efforts to provide a make-whole cash or cash-settled award of equivalent value, subject to applicable law and Compensation Committee approval.

The Groenewald Employment Agreement also includes customary confidentiality covenants, indemnification protections, directors’ and officers’ liability insurance coverage, and clawback provisions applicable to incentive compensation.

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Retirement Plans

As part of our overall compensation program, we provided all full-time employees, including our NEOs, with the opportunity to participate in a defined contribution 401(k) plan. Our 401(k) plan is intended to qualify under Section 401 of the Internal Revenue Code so that employee pre-tax contributions and income earned on such contributions are not taxable to employees until withdrawn. Employees may elect to defer up to 100 percent of their eligible compensation (not to exceed the statutorily prescribed annual limit) in the form of elective deferral contributions to our 401(k) plan. Our 401(k) plan also has a “catch-up contribution” feature for employees aged 50 or older (including those who qualify as “highly compensated” employees) who can defer amounts over the statutory limit that applies to all other employees. As of February 29, 2024 this benefit was terminated.

Employee Benefits and Perquisites

Along with all other full-time employees, Messrs. Londoner, Chaussy, Sieckhaus and Fleming were eligible to participate in our health and welfare plans which were comprised of medical, vision, life, and dental insurance benefits and an FSA and HSA plan. As of February 29, 2024 these benefits were terminated.

Pursuant to the Release Agreement described above, Mr. Chaussy had continued participation through the Separation Date in our previous employee benefit plans in which Mr. Chaussy had elected to participate and in accordance with the terms and conditions of such benefit plans.

No Tax Gross-Ups

We do not make gross-up payments to cover our executives’ personal income taxes that may pertain to any of the compensation paid by us.

Policy on the Timing of Awards of Options and Other Option-Like Instruments

The Board approves with the recommendation of the Compensation Committee to grant equity awards based on performance. The Board has not established policies and practices (whether written or otherwise) regarding the timing of option grants or other awards in relation to the release of material non-public information (“MNPI”) and does not take MNPI into account when determining the timing and terms of stock option or other equity awards to executive officers. The Company does not time the disclosure of MNPI, whether positive or negative, for the purpose of affecting the value of executive compensation.

Streamex Corp. f/k/a BioSig Technologies, Inc. 2023 Long-Term Incentive Plan

On December 27, 2022 (the “Effective Date”), our Board adopted the Streamex Corp. f/k/a BioSig Technologies, Inc. 2023 Long-Term Incentive Plan (the “2023 Plan”), which provides for the grant of incentive stock options, nonqualified stock options, stock appreciation rights (“SARs”), restricted stock, restricted stock units, performance awards, dividend equivalent rights, other awards, performance goals, and tandem awards which may be granted singly or in combination, or in tandem, and that may be paid in cash, shares of our Common Stock, or other consideration, or any combination thereof, to employees, directors and consultants, to be granted from time to time as determined by our Board or its designees. Our stockholders approved the 2023 Plan on February 7, 2023. On December 18, 2023, our stockholders approved an increase to the total number of shares of Common Stock authorized for issuance under the 2023 Plan by 3,500,000, to a total of 8,765,945 shares. On December 31, 2024, our stockholders approved a second increase to the total number of shares of Common Stock authorized for issuance under the 2023 Plan by an additional 3,500,000, to a total of 4,376,595 shares. On September 5, 2025, our stockholders approved a third increase to the total number of shares of Common Stock authorized for issuance under the 2023 Plan by an additional 10,359,211 shares, to a total of 14,735,806 shares of our Common Stock. As of the Record Date, there were 4,854,182 shares remaining available for future issuance of awards under the 2023 Plan. The 2023 Plan will terminate on the tenth anniversary of the Effective Date, unless earlier terminated by our Board.

ViralClear Pharmaceuticals, Inc. 2019 Equity Incentive Plan

On September 24, 2019, the board of directors (the “ViralClear Board”) of ViralClear approved the ViralClear Plan, subject to stockholder approval, which provides for the grant of incentive stock options, nonqualified stock options, stock appreciation rights (“SARs”), restricted stock, and restricted stock units to key employees, key contractors, and outside directors of ViralClear, to be granted from time to time as determined by the ViralClear Board or its designee. An aggregate of 4,000,000 shares of the ViralClear common stock are reserved for issuance under the ViralClear Plan.

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Outstanding Equity Awards at Fiscal Year-End

The following table sets forth information regarding equity awards that have been previously awarded to each of the NEOs and which remained outstanding as of December 31, 2024.

Name	Number of Securities underlying Unexercised Options (#) Exercisable		Number of Securities underlying Unexercised Options (#) Unexercisable		Option Exercise Price ($/Sh)	Option Expiration Date	Number of Shares or Units of Stock that have not Vested (#)		Market Value of Shares of Units That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights that Have Not Vested (#)	Equity Incentive Plan Awards: Market of Payout Value of Unearned Shares, Units or Other Rights that Have Not Vested ($)
Anthony Amato	1,200,000	(1)	1,200,000	(2)	$0.4479	09/11/2034	1,275,000	(3)	$571,073	-

Frederick D. Hrkac	5,000	(1)			$8.20
	60,000	(4)			$4.74		90,000	(5)	$426,780

(1) Each of these options vested immediately

(2) Each of these options vest bi-annually over three years.

(3) Each of these shares of restricted stock vest biannually over three years in equal installments with vesting commencing on September 11, 2024.

(4) Each of these options vested over six months in equal installments commencing on December 28, 2023.

(5) 30,000 shares of this restricted stock award vested when the Company achieved a market value of $50 million and an additional 60,000 shares for achieving a market value of $100 million.

Equity Compensation Plan Information

The following table provides certain information as of December 31, 2024, with respect to our equity compensation plans under which our equity securities are authorized for issuance:

Plan category	Number of securities to be issued upon exercise of outstanding options (a)	Weighted- average exercise price of outstanding options (b)	Securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders(1)	-	$-	4,376,595
Equity compensation plans not approved by security holders(2)	-	$-	2,915,071
Total	-	$-	7,291,666

(1) Represents shares available for issuance under the 2023 Plan.

(2) Represents shares available for issuance under the ViralClear Plan.

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PAY VERSUS PERFORMANCE

The following table sets forth compensation information for our principal executive officer (“PEO”), and our other named executive officers (“NEOs”), for purposes of comparing their compensation to the value of our shareholders’ investments and our net income, calculated in accordance with SEC regulations, for fiscal years 2024, 2023 and 2022.

Year	Summary Compensation Table Total for PEO(1)	Compensation Actually Paid to PEO(2)	Average Summary Compensation Table Total for Non-PEO NEOs(3)	Average Compensation Actually Paid to Non-PEO NEOs(4)	Value of Initial Fixed $100 Investment Based on Total Shareholder Return(5)	Net Income
2024	$2,351,397	$8,729,586	$240,551	$124,239	$31.37	$(10,513,000)
2023	$1,808,810	$1,808,810	$737,838	$463,972	$113.10	$(29,050,000)
2022	$1,671,697	$1,671,697	$723,444	$657,748	$18.83	$(27,271,000)

(1)	The dollar amounts reported are the amounts of total compensation for our former PEO, Kenneth L. Londoner, and Anthony Amato, as disclosed in the Summary Compensation Table for fiscal years 2024 and 2023.
(2)	The dollar amounts reported represent the amount of “compensation actually paid”, as computed in accordance with SEC rules. The dollar amounts reported are the amounts of total compensation reported for Mr. Londoner and Mr. Amato during the applicable year, but also include (i) the year-end value of equity awards granted during the reported year, (ii) the change in the value of equity awards that were unvested at the end of the prior year, measured through the date the awards vested, or through the end of the reported fiscal year, and (iii) value of equity awards issued and vested during the reported fiscal year. See Table below for further information.
(3)	The dollar amounts reported are the average of the total compensation reported for our NEOs, other than our PEO, namely Ferdinand Groenewald and Steve Chaussy for fiscal years 2024 and 2023. Mr. Groenewald has served as the Company’s interim Chief Financial Officer since June 5, 2024. Mr. Chaussy served as the Company’s Chief Financial Officer from January 1, 2018 to February 6, 2023.
(4)	The dollar amounts reported represent the average amount of “compensation actually paid”, as computed in accordance with SEC rules, for our NEOs, other than our PEO. The dollar amounts reported are the average of the total compensation reported for our NEOs, other than our PEO in the Summary Compensation Table for fiscal years 2024 and 2023, but also include (i) the year-end value of equity awards granted during the reported year, (ii) the change in the value of equity awards that were unvested at the end of the prior year, measured through the date the awards vested, or through the end of the reported fiscal year, and (iii) value of equity awards issued and vested during the reported fiscal year.
(5)	Assumes an investment of $100 for the period starting on December 31, 2022 through the end of the listed fiscal year. The closing prices of the Company’s common stock as reported on The Nasdaq Capital Market, as applicable, on the following trading days were: (i) $4.20 on December 30, 2022; (ii) $4.75 on December 29, 2023; and (iii) $1.49 on December 31, 2024.

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To calculate the amounts in the “Compensation Actually Paid to PEO” column in the table above, the following amounts were deducted from and added to (as applicable) our PEO’s “Total” compensation as reported in the Summary Compensation Table:

Year	Summary Compensation Table Total for PEO	Reported Value of Equity Awards for PEO(1)	Fair Value as of Year End for Unvested Awards Granted During the Year	Fair Value Year over Year Increase or Decrease in Unvested Awards Granted in Prior Years	Fair Value of Awards Granted and Vested During the Year	Fair Value Increase or Decrease from Prior Year end for Awards that Vested during the Year	Fair Value of Awards that Failed to Vest during the Year	Compensation Actually Paid to PEO
2024	$2,351,397	$(2,105,638)	$5,319,323	$2,453,981	$754,023	$0	$(43,500)	$8,729,586
2023	$1,808,810	$(831,908)	$0	$0	$831,908	$0	$0	$1,808,810
2022	$1,671,697	$(504,000)	$0	$0	$504,000	$0	$0	$1,671,697

(1)	Represents the grant date fair value of the equity awards to our PEO, as reported in the Summary Compensation Table.

To calculate the amounts in the “Compensation Actually Paid to Non-PEO NEOs” column in the table above, the following amounts were deducted from and added to (as applicable) the average “Total” compensation of our Non-PEO NEOs as reported in the Summary Compensation Table:

Year	Summary Compensation Table Total for Non-PEO NEOs	Reported Value of Equity Awards for Non- PEO NEOs(1)	Fair Value as of Year End for Unvested Awards Granted During the Year	Fair Value Year over Year Increase or Decrease in Unvested Awards Granted in Prior Years	Fair Value for Awards Granted and Vested During the Year	Fair Value Increase or Decrease from Prior Year end for Awards that Vested during the Year	Fair Value of Awards that Failed to Vest during the Year	Compensation Actually Paid to Non-PEO NEOs
2024	$721,653	$(504,225)	$0	$0	$486,575	$95,495	$(426,782)	$372,716
2023	$1,475,675	$(892,875)	$0	$0	$892,875	$0	$0	$1,475,675
2022	$723,444	$(318,931)	$92,235	$0	$161,000	$0	$0	$657,748

(1)	Represents the grant date fair value of the equity awards to our Non-PEO NEOs, as reported in the Summary Compensation Table.

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AUDIT COMMITTEE MATTERS

Audit Committee Report

The Audit Committee assists the Board in its general oversight of the Company’s financial reporting processes. The Audit Committee Charter describes in greater detail the full responsibilities of the Audit Committee. During each fiscal year, the Audit Committee reviews the Company’s financial statements, management reports, internal control over financial reporting and audit matters. In connection with these reviews, the Audit Committee meets with management and independent public accountants at least once each quarter. The Audit Committee schedules its meetings with a view to ensuring that it devotes appropriate attention to all of its tasks. These meetings include, whenever appropriate, executive sessions in which the Audit Committee meets separately with the independent public accountants, financial management personnel and legal counsel.

As part of its review of audit matters, the Audit Committee supervises the relationship between the Company and its independent registered public accountants, including: having direct responsibility for their appointment, compensation and retention; reviewing the scope of their audit services; approving audit and non-audit services; and confirming the independence of the independent public accountants. Together with senior members of the Company’s financial management team, the Audit Committee reviewed the overall audit scope and plans of the independent public accountants, the results of external audit examinations, and evaluations by management of the Company’s internal control over financial reporting and the quality of the Company’s financial reporting.

In addition, the Audit Committee reviewed key initiatives and programs aimed at designing and maintaining an effective internal and disclosure control structure. As part of this process, the Audit Committee continued to monitor the scope and adequacy of the steps taken to maintain the effectiveness of internal procedures and controls.

In performing all of these functions, the Audit Committee acts in an oversight capacity. The Audit Committee reviews and discusses the quarterly and annual consolidated financial statements with management, and the Company’s independent public accountants prior to their issuance. In its oversight role, the Audit Committee relies on the work and assurances of the Company’s management, which is responsible for establishing and maintaining adequate internal control over financial reporting, preparing the financial statements and other reports and maintaining policies relating to legal and regulatory compliance, ethics and conflicts of interest. CBIZ CPAs P.C. (“CBIZ”) is responsible for performing an independent audit of the consolidated financial statements and expressing an opinion on the conformity of those financial statements with accounting principles generally accepted in the United States of America. The Audit Committee has reviewed and discussed the Company’s audited consolidated financial statements and related footnotes for the year ended December 31, 2024, and the independent auditor’s report on those financial statements, with management and with our former auditor, Marcum LLP.

The Audit Committee has reviewed with the independent public accountants the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board and the SEC including a discussion with management and the independent public accountants of the quality (and not merely the acceptability) of the Company’s accounting principles, the reasonableness of significant estimates and judgments and the disclosures in the Company’s financial statements. In addition, the Audit Committee reviewed and discussed with CBIZ matters related to its independence, including a review of audit and non-audit fees and the written disclosures in the letter from CBIZ to the Audit Committee required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent public accountant’s communication with the Audit Committee concerning independence. The Audit Committee concluded that CBIZ is independent from the Company and its management.

Taking all these reviews and discussions into account, the Audit Committee recommended to the Board that the audited financial statements be included in the Company’s Annual Report on Form 10-K for fiscal year 2024, for filing with the SEC.

AUDIT COMMITTEE

Donald Browne, Chairman

Morgan Lekstrom

Kevin Gopaul

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The Report of the Audit Committee set forth in this Proxy Statement shall not be deemed to be “soliciting material” or to be “filed” with the SEC or subject to Regulation 14A or 14C under the Exchange Act or to the liabilities of Section 18 of the Exchange Act. In addition, it shall not be deemed incorporated by reference by any statement that incorporates this Proxy Statement by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent that the Company specifically incorporates this information by reference.

Fees to Independent Registered Public Accounting Firms

The following is a summary of the fees billed to us by Marcum LLP for professional services rendered in the years ended December 31, 2024, and 2023:

	2024	2023
Audit Fees	$204,112	$154,875
Audit-Related Fees	-	78,225
Tax Fees	-	-
Total Fees	$204,112	$233,100

Audit Fees. This category includes the audit of our annual consolidated financial statements, reviews of our financial statements included in our Form 10-Qs and services that are normally provided by our independent registered public accounting firm in connection with its engagements for those years. This category also includes advice on audit and accounting matters that arose during, or as a result of, the audit or the review of our interim financial statements.

Audit-Related Fees. This category consists of assurance and related services by our independent registered public accounting firm that are reasonably related to the performance of the audit or review of our financial statements and are not reported above under “Audit Fees.” The services for the fees disclosed under this category include consents regarding equity issuances.

Tax Fees. This category typically consists of professional services rendered by our independent registered public accounting firm for tax compliance and tax advice.

Pre-Approval Policies and Procedures

Our Audit Committee pre-approves all auditing services and all permitted non-auditing services (including the fees and terms thereof) to be performed by our independent registered public accounting firm, except for de minimis non-audit services that are approved by the Audit Committee prior to the completion of the audit. The Audit Committee may form and delegate authority to subcommittees consisting of one or more members when appropriate, including the authority to grant pre-approvals of audit and permitted non-auditing services, provided that decisions of such subcommittee to grant pre-approval is presented to the full Audit Committee at its next scheduled hearing.

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PROPOSAL 2: ADVISORY VOTE TO APPROVE THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS

As required by Section 14A of the Exchange Act, we are providing our shareholders with an advisory (non-binding) vote on the compensation of our NEOs as disclosed in this Proxy Statement. This proposal, commonly known as a “Say-On-Pay” proposal, gives our stockholders the opportunity to express their views on the compensation of our NEOs. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our NEOs and the philosophy, policies, and practices described in this Proxy Statement.

As described in detail under the heading “Compensation Philosophy and Practices,” the goals of our compensation program are to ensure that executive compensation rewards management for helping us achieve our corporate goals (increased sales, profitability, etc.) and align management’s overall goals and objectives with those of our stockholders. To achieve these goals, our Board and, going forward, our Compensation Committee, aims to:

●	provide a competitive compensation package that enables us to attract and retain qualified management personnel;

●	provide incentives that reward the achievement of performance goals that directly correlate to the enhancement of stockholder value and facilitate executive retention;

●	reward our officers fairly for their role in our achievements; and

●	align executives’ interests with those of stockholders through long-term incentives linked to specific performance.

We are asking our stockholders to indicate their support for our named executive officer compensation program as described in this Proxy Statement in accordance with the compensation disclosure rules of the SEC. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and the philosophy, policies and practices described in this Proxy Statement. Accordingly, we ask our stockholders to vote “FOR” the following resolution at the Annual Meeting:

“RESOLVED, that the stockholders approve, on an advisory basis, the compensation of the Company’s named executive officers as disclosed in the Compensation Philosophy and Practices, the accompanying compensation tables, and the related narrative disclosure in the Company’s proxy statement for the 2025 annual meeting.”

The foregoing resolution is an advisory resolution that will not have any binding legal effect regardless of whether it is approved or not, and will not be construed as overruling a decision by the Company, the Compensation Committee or the Board, or creating or implying any change in or addition to their respective fiduciary duties. Furthermore, because this non-binding advisory resolution primarily relates to compensation of the NEOs that has already been paid or contractually committed, there is generally no opportunity for the Compensation Committee to revisit those decisions. However, the Board and Compensation Committee value the opinions of our stockholders and will carefully consider the outcome of the vote when considering future decisions on our executive compensation policies and the compensation of our executive officers.

We currently hold the advisory vote on executive compensation every three years, and the next such advisory vote will occur at our 2028 annual meeting.

Required Vote and Board Recommendation

The affirmative vote of the holders of a majority in voting power of the votes cast by the holders of the shares present or represented and voting on this proposal is required to approve, on an advisory basis, the compensation of the Company’s NEOs. This is a non-binding advisory vote.

The Board recommends a vote FOR the advisory vote on executive compensation disclosed in the Compensation Philosophy and Practices, the accompanying compensation tables, and the related narrative disclosure.

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PROPOSAL 3: ADVISORY VOTE ON THE FREQUENCY OF FUTURE ADVISORY VOTES ON EXECUTIVE COMPENSATION

The Dodd-Frank Act also provides that stockholders must be given the opportunity to vote, on a non-binding, advisory basis, for their preference as to how frequently we should seek future advisory votes on the compensation of our named executive officers as disclosed in accordance with the compensation disclosure rules of the SEC, which we refer to as an advisory vote on executive compensation. By voting with respect to this proposal, stockholders may indicate whether they would prefer that we conduct future advisory votes on executive compensation once every one, two, or three years. Stockholders also may, if they wish, abstain from casting a vote on this proposal.

The Board believes that a frequency of “every three years” for the advisory vote on executive compensation is the optimal interval for conducting and responding to a “say on pay” vote. In determining to recommend that stockholders vote for a frequency of once every three years, the Board considered how an advisory vote at this frequency will provide our stockholders with sufficient time to evaluate the effectiveness of our overall compensation philosophy, policies and practices in the context of our long-term business results for the corresponding period, while avoiding over-emphasis on short-term variations in compensation and business results. An advisory vote occurring once every three years will also permit our stockholders to observe and evaluate the impact of any changes to our executive compensation policies and practices that have occurred since the last advisory vote on executive compensation, including changes made in response to the outcome of a prior advisory vote on executive compensation. We will continue to engage with our stockholders regarding our executive compensation program during the period between advisory votes on executive compensation. Stockholders who have concerns about executive compensation during the interval between “say on pay” votes are welcome to bring their specific concerns to the attention of the Board. Please refer to “Corporate Governance—Communications with the Board” in this Proxy Statement for information about communicating with the Board. The last advisory vote on how frequently our stockholders should vote on the compensation of our named executive officers last occurred in November 2019.

Although this advisory vote on the frequency of the “say on pay” vote is non-binding, the Board and the Compensation Committee will take into account the outcome of the vote when considering the frequency of future advisory votes on executive compensation.

Vote Required

For the advisory vote on how frequently our stockholders should vote on the compensation of our named executive officers, the number of years (1, 2 or 3) that receives the highest number of votes will be deemed to be preferred by our stockholders. This is a non-binding advisory vote.

The Board recommends a vote FOR the option of “every three years” for future advisory votes on executive compensation.

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PROPOSAL 4: RATIFICATION OF THE APPOINTMENT OF OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of the Board has selected CBIZ as our independent registered public accounting firm for the fiscal year ending December 31, 2025, and the Board has directed that management submit the selection of independent registered public accountants for ratification by the stockholders at the Annual Meeting. CBIZ was engaged as the Company’s independent registered public accounting firm in April 2025.

Stockholder ratification of the selection of CBIZ as our independent registered public accounting firm is not required by our Bylaws or otherwise. However, the Board is submitting the selection of CBIZ to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the Audit Committee will reconsider whether or not to retain CBIZ. Even if the selection is ratified, the Audit Committee, at its discretion, may direct the appointment of a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and its stockholders.

On November 1, 2024, CBIZ acquired the attest business of Marcum LLP (“Marcum”), our independent registered public accounting firm for the fiscal year ended December 31, 2024. As a result of CBIZ’s acquisition of the Marcum attestation business, on April 30, 2025, the Company was notified by Marcum that Marcum would resign as the Company’s independent registered public accounting firm. Also on April 30, 2025, the Company, with the approval of the Audit Committee of the Board, engaged CBIZ as the Company’s independent registered public accounting firm.

The report of Marcum regarding the Company’s consolidated financial statements for the fiscal years ended December 31, 2024 and 2023 did not contain any adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope, or accounting principles, except for the inclusion of an explanatory paragraph regarding the substantial doubt about the Company’s ability to continue as a going concern.

During the years ended December 31, 2024 and 2023, and through April 30, 2025, the date Marcum informed the Company of their resignation, there were (a) no disagreements (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) with Marcum on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Marcum, would have caused Marcum to make reference to such disagreement in its report and (b) no “reportable events” (as defined in Item 304(a)(1)(v) of Regulation S-K and the related instructions), except for as disclosed in Part II, Item 9A of the Company’s Form 10-Ks for the fiscal years ended December 31, 2024 and 2023, there were material weaknesses identified in internal control related to inadequate identification, recording and reporting of stock based compensation, ineffective review processes over period end financial disclosure and reporting, and inadequate segregation of duties for transaction posting and processing.

During the fiscal years ended December 31, 2024 and 2023 and through April 30, 2025, neither the Company nor anyone on the Company’s behalf consulted with CBIZ regarding (i) the application of accounting principles to a specific completed or contemplated transaction or regarding the type of audit opinions that might be rendered by CBIZ on the Company’s consolidated financial statements, and CBIZ did not provide any written or oral advice that was an important factor considered by the Company in reaching a decision as to any such accounting, auditing, or financial reporting issue or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions), or a reportable event (as defined in Item 304(a)(1)(v) of Regulation S-K).

Representatives of CBIZ are not expected to be present and available to respond to appropriate questions at the Annual Meeting.

Required Vote and Board Recommendation

Assuming the presence of a quorum, the approval of the Auditor Ratification Proposal (Proposal 4) will require the affirmative vote of the holders of a majority in voting power of the votes cast (excluding abstentions and broker non-votes) on such proposal at the Annual Meeting. If your shares are held by a broker and you do not give the broker specific instructions on how to vote your shares, your broker may vote your shares at its discretion. Broker non-votes and abstentions will have no effect on the outcome of the vote on this proposal.

The Board recommends a vote FOR the Auditor Ratification Proposal.

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PROPOSAL 5: APPROVAL OF THE FOURTH AMENDMENT TO THE 2023 LONG-TERM INCENTIVE PLAN

Our Board is seeking the approval of our stockholders of an amendment to the 2023 Plan, which was adopted by our Board on November 7, 2025, subject to stockholder approval (the “Fourth Amendment”). The 2023 Plan was originally approved by our Board on December 27, 2022 (the “Effective Date”), and by our stockholders on February 7, 2023. Under the 2023 Plan as originally adopted, we reserved 526,595 shares of our Common Stock, plus shares underlying any awards granted pursuant to the BioSig Technologies, Inc. 2011 Long-Term Incentive Plan or the 2012 Equity Incentive Plan that were outstanding on the Effective Date and that, on or after the Effective Date, (x) expire or otherwise terminate without having been exercised in full or without Common Stock being issued pursuant to such awards, (y) are forfeited, or (z) are repurchased by us, subject to adjustment in certain circumstances to prevent dilution or enlargement. On December 18, 2023, our stockholders approved an increase to the total number of shares of Common Stock authorized for issuance under the 2023 Plan by 350,000, to a total of 876,945 shares. On December 31, 2024, our stockholders approved a second increase to the total number of shares of Common Stock authorized for issuance under the 2023 Plan by an additional 3,500,000, to a total of 4,376,595 shares. On September 5, 2025, our stockholders approved a third increase to the total number of shares of Common Stock authorized for issuance under the 2023 Plan by an additional 10,359,211 to a total of 14,735,806 shares. As of the Record Date, there were 4,854,182 shares remaining available for future issuance of awards under the 2023 Plan. The Fourth Amendment would increase the total number of shares of Common Stock reserved for issuance pursuant to awards under the 2023 Plan by an additional 22,494,324 shares, to a total of 37,230,130 shares of our Common Stock.

We believe that operation of the 2023 Plan is a necessary and powerful tool in enabling us to attract and retain the best available personnel for positions of substantial responsibility; to provide additional incentive to employees, consultants, and directors; and to promote the success of our business. The 2023 Plan is expected to provide flexibility to our compensation methods in order to adapt the compensation of employees, consultants, and directors to a changing business environment, after giving due consideration to competitive conditions and the impact of federal tax laws. We have strived to use our 2023 Plan resources effectively and to maintain an appropriate balance between stockholder interests and the ability to recruit and retain valuable employees. However, we believe that there is an insufficient number of shares remaining under our 2023 Plan to meet our current and projected needs. Accordingly, it is the judgment of our Board that the Fourth Amendment is in the best interest of the Company and its stockholders. We believe that the Fourth Amendment, which increases the number of shares of Common Stock available for issuance pursuant to awards under the 2023 Plan, reflects best practices in our industry and is appropriate to permit the grant of equity awards at expected levels for the future.

A copy of the Fourth Amendment and the 2023 Plan are included as Annex A and Annex B, respectively, to this Proxy Statement. Described below is a summary of certain key provisions of the 2023 Plan, which is qualified in its entirety by reference to the full text of the 2023 Plan.

The Board recommends that the stockholders vote “FOR” the approval of the Plan Amendment Proposal.

Summary of the Proposed Fourth Amendment

Our Board adopted the Fourth Amendment on November 7, 2025, subject to stockholder approval, to increase the number of shares of our Common Stock available for issuance pursuant to awards under the 2023 Plan by an additional 22,494,324 shares, to a total of 37,230,130 shares of Common Stock.

Description of the 2023 Plan

Purpose. The purpose of the 2023 Plan is to enable us to remain competitive and innovative in our ability to attract and retain the services of key employees, key contractors, and outside directors of the Company and our subsidiaries. The 2023 Plan provides for the granting of incentive stock options, nonqualified stock options, stock appreciation rights (“SARs”), restricted stock, restricted stock units, performance awards, dividend equivalent rights, other awards, performance goals, and tandem awards which may be granted singly or in combination, or in tandem, and that may be paid in cash, shares of our Common Stock, or other consideration, or any combination thereof. The 2023 Plan is expected to provide flexibility to our compensation methods in order to adapt the compensation of our key employees, key contractors, and outside directors to a changing business environment, after giving due consideration to competitive conditions and the impact of applicable tax laws.

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Effective Date and Expiration. The 2023 Plan was approved by our Board on December 27, 2022 (the “Effective Date”) and approved by our stockholders at a special meeting held on February 7, 2023. The 2023 Plan will terminate on the tenth anniversary of the Effective Date, unless earlier terminated by our Board. No award may be granted under the 2023 Plan after its termination date, but awards made prior to the termination date may extend beyond that date in accordance with their terms.

Share Authorization. Subject to certain adjustments, the maximum aggregate number of shares of our Common Stock that may be delivered pursuant to awards under the 2023 Plan is currently 14,735,806 shares, plus any Prior Plan Awards (as defined below), subject to adjustment in certain circumstances to prevent dilution or enlargement as described below. All of the shares available for issuance as an award under the 2023 Plan may be delivered pursuant to incentive stock options. “Prior Plan Awards” means (i) any awards granted pursuant to the BioSig Technologies, Inc. 2011 Long-Term Incentive Plan or 2012 Equity Incentive Plan that are outstanding on the Effective Date and that, on or after the Effective Date, (x) expire or otherwise terminate without having been exercised in full or without Common Stock being issued pursuant to such awards, (y) are forfeited, or (z) are repurchased by us.

Shares to be issued under the 2023 Plan may be made available from authorized but unissued shares of our Common Stock, Common Stock held in our treasury, or shares purchased by us on the open market or otherwise. During the term of the 2023 Plan, we will at all times reserve and keep enough shares available to satisfy the requirements of the 2023 Plan. Shares underlying awards granted under the 2023 Plan that expire or are forfeited, or terminated without being exercised, or awards that are settled for cash, will again be available for the grant of additional awards within the limits provided by in the 2023 Plan. If previously acquired shares of Common Stock are delivered to the Company in full or partial payment of the exercise price for the exercise of a stock option granted under the 2023 Plan, the number of shares of Common Stock available for future awards under the 2023 Plan shall be reduced only by the net number of shares of Common Stock issued upon exercise of the stock option. Awards that may be satisfied either by the issuance of shares of Common Stock or by cash or other consideration shall be counted against the maximum number of shares of Common Stock that may be issued under the 2023 Plan only during the period that the award is outstanding or to the extent the award is ultimately satisfied by the issuance of shares. An award will not reduce the number of shares that may be issued pursuant to the 2023 Plan if the settlement of the award will not require the issuance of shares, such as, for example, SARs that can only be satisfied by the payment of cash. Only shares forfeited back to the us or shares canceled on account of termination, expiration or lapse of an award, shares surrendered in payment of the exercise price of a stock option or shares withheld for payment of applicable employment taxes and/or withholding obligations resulting from the exercise of an option shall again be available for grant as incentive stock options under the 2023 Plan, but shall not increase the maximum number of shares that may be delivered pursuant to incentive stock options.

Administration. Under the terms of the 2023 Plan, the 2023 Plan will be administered by our Board or such committee of the Board as is designated by the Board to administer the 2023 Plan (the “Committee”), which, to the extent necessary to satisfy the requirements of Rule 16b-3 under the Exchange Act, shall consist entirely of two or more “outside directors” as defined in Rule 16b-3 under the Exchange Act. At any time there is no Committee to administer the 2023 Plan, any reference to the Committee is a reference to our Board. The Committee will determine the persons to whom awards are to be made; determine the type, size, and terms of awards; interpret the 2023 Plan; establish and revise rules and regulations relating to the 2023 Plan and any sub-plans (including sub-plans for awards made to participants who do not reside in the United States); establish performance goals applicable to awards and certify the extent of their achievement; and make any other determinations that it believes are necessary for the administration of the 2023 Plan. The Committee may delegate certain of its duties to one or more of our officers as provided in the 2023 Plan.

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Eligibility. The 2023 Plan provides for awards to the outside directors, officers, employees, and contractors of the Company and our subsidiaries. As of the date of this Proxy Statement, there were 5 employees, 4 directors, and approximately 12 consultants eligible to participate in the 2023 Plan. The Company’s current Section 16 executive officers and each member of our Board are among the individuals eligible to receive awards under the 2023 Plan.

Stock Options. Subject to the terms and provisions of the 2023 Plan, options to purchase shares of our Common Stock may be granted to eligible individuals at any time and from time to time as determined by the Committee. Stock options may be granted as incentive stock options, which are intended to qualify for favorable treatment to the recipient under federal tax law, or as nonqualified stock options, which do not qualify for such favorable tax treatment. Subject to the limits provided in the 2023 Plan, the Committee determines the number of stock options granted to each recipient. Each stock option grant will be evidenced by a stock option agreement that specifies the stock option’s exercise price, whether the stock options are intended to be incentive stock options or nonqualified stock options, the duration of the stock options, the number of shares to which the stock options pertain, and such additional limitations, terms, and conditions as the Committee may determine.

The Committee determines the exercise price for each stock option granted, except that the exercise price may not be less than 100% of the fair market value of a share of our Common Stock on the date of grant; provided, however, that if an incentive stock option is granted to an employee who owns or is deemed to own more than 10% of the combined voting power of all classes of our Common Stock (or of any parent or subsidiary), the exercise price must be at least 110% of the fair market value of a share of our Common Stock on the date of grant. All stock options granted under the 2023 Plan will expire no later than ten years (or, in the case of an incentive stock option granted to an employee who owns or is deemed to own more than 10% of the combined voting power of all classes of our Common Stock (or of any parent or subsidiary), five years) from the date of grant. Stock options are nontransferable except by will or by the laws of descent and distribution or, in the case of nonqualified stock options, as otherwise expressly permitted by the Committee. The granting of a stock option does not accord the recipient the rights of a stockholder, and such rights accrue only after the exercise of a stock option and the registration of shares of our Common Stock in the recipient’s name.

Stock Appreciation Rights. The 2023 Plan authorizes the Committee to grant SARs, either as a separate award or in connection with a stock option. A SAR entitles the holder to receive from us, upon exercise, an amount equal to the excess, if any, of the aggregate fair market value of a specified number of shares of our Common Stock to which such SAR pertains over the aggregate exercise price for the underlying shares. The exercise price of a SAR shall not be less than 100% of the fair market value of a share of our Common Stock on the date of grant.

Each SAR will be evidenced by an award agreement that specifies the exercise price, the number of shares to which the SAR pertains, and such additional limitations, terms, and conditions as the Committee may determine. We may make payment of the amount to which the participant exercising SARs is entitled by delivering shares of our Common Stock, cash, or a combination of stock and cash as set forth in the award agreement relating to the SARs. SARs are not transferable except as expressly permitted by the Committee.

Restricted Stock. The 2023 Plan provides for the award of shares of our Common Stock that are subject to forfeiture and restrictions on transferability as set forth in the 2023 Plan, the applicable award agreement, and as may be otherwise determined by the Committee. Except for these restrictions and any others imposed by the Committee, upon the grant of restricted stock, the recipient will have rights of a stockholder with respect to the restricted stock, including the right to vote the restricted stock and to receive all dividends and other distributions paid or made with respect to the restricted stock on such terms as will be set forth in the applicable award agreement; provided, however, such dividends or distributions may, if provided in the applicable award agreement, be withheld by us for a participant’s account until the restrictions lapse with respect to such restricted stock. During the restriction period set by the Committee, the recipient may not sell, transfer, pledge, exchange, or otherwise encumber the restricted stock.

Restricted Stock Units. The 2023 Plan authorizes the Committee to grant restricted stock units. Restricted stock units are not shares of our Common Stock and do not entitle the recipients to the rights of a stockholder, although the award agreement may provide for rights with respect to dividends or dividend equivalents. The recipient may not sell, transfer, pledge, or otherwise encumber restricted stock units granted under the 2023 Plan prior to their vesting. Restricted stock units will be settled in shares of our Common Stock, in an amount based on the fair market value of our Common Stock on the settlement date. If the right to receive dividends on restricted stock units is awarded, then, if provided in the applicable award agreement, such dividends may be withheld by us for a participant’s account until the restrictions lapse with respect to such restricted stock units.

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Dividend Equivalent Rights. The Committee may grant a dividend equivalent right either as a component of another award or as a separate award. The terms and conditions of the dividend equivalent right will be specified by the grant and, when granted as a component of another award, may have terms and conditions different from such other award. Dividend equivalent rights granted as a separate award also may be paid currently or may be deemed to be reinvested in additional Common Stock. Any such reinvestment will be at the fair market value at the time thereof. Dividend equivalent rights may be settled in cash or Common Stock.

Performance Awards. The Committee may grant performance awards payable at the end of a specified performance period in cash, shares of Common Stock, or other rights based upon, payable in, or otherwise related to our Common Stock. Payment will be contingent upon achieving pre-established performance goals (as described below) by the end of the applicable performance period. The Committee will determine the length of the performance period, the maximum payment value of an award, and the minimum performance goals required before payment will be made, so long as such provisions are not inconsistent with the terms of the 2023 Plan, and to the extent an award is subject to Section 409A of the Code, are in compliance with the applicable requirements of Section 409A of the Code and any applicable regulations or authoritative guidance issued thereunder. In certain circumstances, the Committee may, in its discretion, determine that the amount payable with respect to certain performance awards will be reduced from the maximum amount of any potential awards. If the Committee determines, in its sole discretion, that the established performance measures or objectives are no longer suitable because of a change in our business, operations, corporate structure, or for other reasons that the Committee deems satisfactory, the Committee may modify the performance measures or objectives and/or the performance period.

Performance Goals. The 2023 Plan provides that performance goals may be established by the Committee in connection with the grant of any award under the 2023 Plan. Such goals shall be based on the attainment of specified levels of one or more business criteria, which may include, without limitation: cash flow; cost; revenues; sales; ratio of debt to debt plus equity; net borrowing, credit quality or debt ratings; profit before tax; economic profit; earnings before interest and taxes; earnings before interest, taxes, depreciation and amortization; gross margin; earnings per share (whether on a pre-tax, after-tax, operational or other basis); operating earnings; capital expenditures; expenses or expense levels; economic value added; ratio of operating earnings to capital spending or any other operating ratios; free cash flow; net profit; net sales; net asset value per share; the accomplishment of mergers, acquisitions, dispositions, public offerings or similar extraordinary business transactions; sales growth; price of our Common Stock; return on assets, equity or stockholders’ equity; market share; inventory levels, inventory turn or shrinkage; total return to stockholders; or any other criteria determined by the Committee, in each case with respect to the Company or any one or more of our subsidiaries, divisions, business units, or business segments, either in absolute terms or relative to the performance of one or more other companies (including an index covering multiple companies).

Other Awards. The Committee may grant other forms of awards, based upon, payable in, or that otherwise relate to, in whole or in part, shares of our Common Stock, if the Committee determines that such other form of award is consistent with the purpose and restrictions of the 2023 Plan. The terms and conditions of such other form of award shall be specified in the grant. Such other awards may be granted for no cash consideration, for such minimum consideration as may be required by applicable law, or for such other consideration as may be specified in the grant.

Vesting of Awards; Forfeiture; Assignment. Except as otherwise provided below, the Committee, in its sole discretion, may determine that an award will be immediately vested, in whole or in part, or that all or any portion may not be vested until a date, or dates, subsequent to its date of grant, or until the occurrence of one or more specified events, subject in any case to the terms of the 2023 Plan.

The Committee may impose on any award, at the time of grant or thereafter, such additional terms and conditions as the Committee determines, including terms requiring forfeiture of awards in the event of a participant’s termination of service. The Committee will specify the circumstances under which performance awards may be forfeited in the event of a termination of service by a participant prior to the end of a performance period or settlement of awards. Except as otherwise determined by the Committee, restricted stock will be forfeited upon a participant’s termination of service during the applicable restriction period.

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Awards granted under the 2023 Plan generally are not assignable or transferable except by will or by the laws of descent and distribution, except that the Committee may, in its discretion and pursuant to the terms of an award agreement, permit transfers of nonqualified stock options or SARs to: (i) the spouse (or former spouse), children, or grandchildren of the participant (“Immediate Family Members”); (ii) a trust or trusts for the exclusive benefit of such Immediate Family Members; (iii) a partnership in which the only partners are (a) such Immediate Family Members and/or (b) entities that are controlled by the participant and/or his or her Immediate Family Members; (iv) an entity exempt from federal income tax pursuant to Section 501(c)(3) of the Code or any successor provision; or (v) a split interest trust or pooled income fund described in Section 2522(c)(2) of the Code or any successor provision, provided that (x) there shall be no consideration for any such transfer, (y) the applicable award agreement pursuant to which such nonqualified stock options or SARs are granted must be approved by the Committee and must expressly provide for such transferability, and (z) subsequent transfers of transferred nonqualified stock options or SARs shall be prohibited except those by will or the laws of descent and distribution.

Change in Control. In connection with a change in control, outstanding awards may be converted into new awards, exchanged or substituted for with new awards, or canceled for no consideration, provided participants were given notice and an opportunity to purchase or exercise such awards, or cancelled and cashed out based on the positive difference between the per share amount to be received in connection with the transaction and the purchase/exercise price per share of the award, if any. The description of a change in control and its effects on awards granted under the 2023 Plan is qualified in its entirety by reference to the relevant terms and provisions of the 2023 Plan, which is attached as Annex B to this Proxy Statement.

Recoupment for Restatements. The Company may recoup all or any portion of any shares of our Common Stock or cash paid to a participant in connection with an award, in the event of a restatement of our financial statements as set forth in our clawback policy as may be in effect from time to time.

Adjustments Upon Changes in Capitalization. In the event that any dividend or other distribution (whether in the form of cash, shares of our Common Stock, other securities, or other property), recapitalization, stock split, reverse stock split, rights offering, reorganization, merger, consolidation, split-up, spin-off, split-off, combination, subdivision, repurchase, or exchange of shares of our Common Stock or other securities, issuance of warrants or other rights to purchase shares of our Common Stock or other securities, or other similar corporate transaction or event affects the fair market value of an award, the Committee shall adjust any or all of the following so that the fair market value of the award immediately after the transaction or event is equal to the fair market value of the award immediately prior to the transaction or event: (i) the number of shares and type of Common Stock (or other securities or property) that thereafter may be made the subject of awards; (ii) the number of shares and type of Common Stock (or other securities or property) subject to outstanding awards; (iii) the exercise price of each outstanding stock option; (iv) the amount, if any, we pay for forfeited shares in accordance with the terms of the 2023 Plan; and (v) the number of or exercise price of shares then subject to outstanding SARs previously granted and unexercised under the 2023 Plan, to the extent that the same proportion of our issued and outstanding shares of Common Stock in each instance shall remain subject to exercise at the same aggregate exercise price; provided, however, that the number of shares of Common Stock (or other securities or property) subject to any award shall always be a whole number. Notwithstanding the foregoing, no such adjustment shall be made or authorized to the extent that such adjustment would cause the 2023 Plan or any stock option to violate Section 422 of the Code or Section 409A of the Code. All such adjustments must be made in accordance with the rules of any securities exchange, stock market, or stock quotation system to which we are subject.

Amendment or Discontinuance of the 2023 Plan. Our Board may, at any time and from time to time, without the consent of participants, alter, amend, revise, suspend, or discontinue the 2023 Plan in whole or in part; provided, however, that (i) no amendment that requires stockholder approval in order for the 2023 Plan and any awards under the 2023 Plan to continue to comply with Sections 421 and 422 of the Code (including any successors to such sections or other applicable law) or any applicable requirements of any securities exchange or inter-dealer quotation system on which our Common Stock is listed or traded, shall be effective unless such amendment is approved by the requisite vote of our stockholders entitled to vote on the approval of the 2023 Plan; and (ii) unless required by law, no action by our Board regarding amendment or discontinuance of the 2023 Plan may adversely affect any rights of any participants or obligations of the Company to any participants with respect to any outstanding awards under the 2023 Plan without the consent of the affected participant.

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Repricing of Stock Options or SARs. The Committee may not “reprice” any stock option or SAR without stockholder approval. For purposes of the 2023 Plan, “reprice” means any of the following or any other action that has the same effect: (a) amending a stock option or SAR to reduce its exercise price; (b) canceling a stock option or SAR at a time when its exercise price exceeds the fair market value of a share of our Common Stock in exchange for cash or a stock option, SAR, award of restricted stock, or other equity award; or (c) taking any other action that is treated as a repricing under generally accepted accounting principles, provided that nothing will prevent the Committee from (x) making adjustments to awards upon changes in capitalization, (y) exchanging or cancelling awards upon a merger, consolidation, or recapitalization, or (z) substituting awards for awards granted by other entities, to the extent permitted by the 2023 Plan.

Federal Income Tax Consequences

The following is a brief summary of certain federal income tax consequences relating to the transactions described under the 2023 Plan as set forth below. This summary does not purport to address all aspects of federal income taxation and does not describe any potential state, local, or foreign tax consequences. This discussion is based upon provisions of the Code and the applicable Treasury Regulations issued thereunder, as well as judicial and administrative interpretations under the Code and Treasury Regulations, all as in effect as of the date hereof, and all of which are subject to change (possibly on a retroactive basis) or different interpretation.

Law Affecting Deferred Compensation. In 2004, Section 409A was added to the Code to regulate all types of deferred compensation. If the requirements of Section 409A of the Code are not satisfied, deferred compensation and earnings thereon will be subject to tax as it vests, plus (i) an interest charge at the then-current underpayment rate plus 1% and (ii) a 20% penalty tax. Certain performance awards, stock options, SARs, restricted stock units, and certain types of restricted stock are subject to Section 409A of the Code.

Incentive Stock Options. A participant will not recognize income at the time an incentive stock option is granted. When a participant exercises an incentive stock option, a participant also generally will not be required to recognize income (either as ordinary income or capital gain). However, to the extent that the fair market value (determined as of the date of grant) of the shares with respect to which the participant’s incentive stock options are exercisable for the first time during any year exceeds $100,000, the incentive stock options for the shares over $100,000 will be treated as nonqualified stock options, and not incentive stock options, for federal tax purposes, and the participant will recognize income as if the incentive stock options were nonqualified stock options (discussed below). In addition to the foregoing, if the fair market value of the shares received upon exercise of an incentive stock option exceeds the exercise price, then the excess may be deemed a tax preference adjustment for purposes of the federal alternative minimum tax calculation. The federal alternative minimum tax may produce significant tax repercussions depending upon the participant’s particular tax status.

The tax treatment of any shares acquired by exercise of an incentive stock option will depend upon whether the participant disposes of his or her shares prior to the later of: (i) two years after the date the incentive stock option was granted and (ii) one year after the shares were transferred to the participant (referred to as, the “Holding Period”). If a participant disposes of shares acquired by exercise of an incentive stock option after the expiration of the Holding Period, any amount received in excess of the participant’s tax basis for such shares will be treated as a short-term or long-term capital gain, depending upon how long the participant has held the shares. If the amount received is less than the participant’s tax basis for such shares, the loss will be treated as a short-term or long-term capital loss, depending upon how long the participant has held the shares. If the participant disposes of shares acquired by exercise of an incentive stock option prior to the expiration of the Holding Period, the disposition will be considered a “disqualifying disposition.” If the amount received for the shares is greater than the fair market value of the shares on the exercise date, then the difference between the incentive stock option’s exercise price and the fair market value of the shares at the time of exercise will be treated as ordinary income for the tax year in which the disqualifying disposition occurs. The participant’s basis in the shares will be increased by an amount equal to the amount treated as ordinary income due to such disqualifying disposition. In addition, the amount received in such disqualifying disposition over the participant’s increased basis in the shares will be treated as capital gain. However, if the price received for shares acquired by exercise of an incentive stock option is less than the fair market value of the shares on the exercise date and the disposition is a transaction in which the participant sustains a loss that otherwise would be recognizable under the Code, then the amount of ordinary income that the participant will recognize is the excess, if any, of the amount realized on the disqualifying disposition over the basis in the shares.

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Nonqualified Stock Options. A participant generally will not recognize income at the time a nonqualified stock option is granted. When a participant exercises a nonqualified stock option, the difference between the exercise price and any higher market value of the shares of Common Stock on the date of exercise will be treated as compensation taxable as ordinary income to the participant. The participant’s tax basis for the shares acquired under a nonqualified stock option will be equal to the exercise price paid for such shares, plus any amounts included in the participant’s taxable income as compensation. When a participant disposes of shares acquired by exercise of a nonqualified stock option, any amount received in excess of the participant’s tax basis for such shares will be treated as short-term or long-term capital gain, depending upon how long the participant has held the shares. If the amount received is less than the participant’s tax basis for such shares, the loss will be treated as a short-term or long-term capital loss, depending upon how long the participant has held the shares.

Special Rule if Exercise Price is Paid for in Shares. If a participant pays the exercise price of a nonqualified stock option with previously-owned shares of our Common Stock and the transaction is not a disqualifying disposition of shares previously acquired under an incentive stock option, the shares received equal to the number of shares surrendered are treated as having been received in a tax-free exchange. The participant’s tax basis and holding period for these shares received will be equal to the participant’s tax basis and holding period for the shares surrendered. The number of shares received in excess of the number of shares surrendered will be treated as compensation taxable as ordinary income to the participant to the extent of their fair market value. The participant’s tax basis in these shares will be equal to their fair market value on the date of exercise, and the participant’s holding period for such shares will begin on the date of exercise.

If the use of previously acquired shares to pay the exercise price of a nonqualified stock option constitutes a disqualifying disposition of shares previously acquired under an incentive stock option, the participant will have ordinary income as a result of the disqualifying disposition in an amount equal to the excess of the fair market value of the shares surrendered, determined at the time such shares were originally acquired upon exercise of the incentive stock option, over the aggregate exercise price paid for such shares. As discussed above, a disqualifying disposition of shares previously acquired under an incentive stock option occurs when the participant disposes of such shares before the end of the holding period. The other tax results from paying the exercise price with previously-owned shares are as described above, except that the participant’s tax basis in the shares that are treated as having been received in a tax-free exchange will be increased by the amount of ordinary income recognized by the participant as a result of the disqualifying disposition.

Restricted Stock. A participant who receives restricted stock generally will recognize as ordinary income the excess, if any, of the fair market value of the shares granted as restricted stock at such time as the shares are no longer subject to forfeiture or restrictions, over the amount paid, if any, by the participant for such shares. However, a participant who receives unvested restricted stock may make an election under Section 83(b) of the Code within 30 days of the date of transfer of the shares to recognize ordinary income on the date of transfer of the shares equal to the excess of the fair market value of such shares (determined without regard to the restrictions on such shares) over the purchase price, if any, paid for such shares. If a participant does not make an election under Section 83(b) of the Code, then the participant will recognize as ordinary income any dividends received with respect to such shares. At the time of the sale of such shares, any gain or loss realized by the participant will be treated as either short-term or long-term capital gain or loss depending upon how long the participant has held the shares. For purposes of determining any gain or loss realized, the participant’s tax basis will be the amount previously taxable as ordinary income, plus the purchase price paid by the participant, if any, for such shares.

Stock Appreciation Rights. Generally, a participant who receives a stand-alone SAR will not recognize taxable income at the time the stand-alone SAR is granted, provided that the SAR is exempt from or complies with Section 409A of the Code. If an individual receives the appreciation inherent in the SARs in cash, the cash will be taxed as ordinary income to the recipient at the time it is received. If a recipient receives the appreciation inherent in the SARs in stock, the spread between the then-current market value and the grant price, if any, will be taxed as ordinary income to the participant at the time it is received. In general, there will be no federal income tax deduction allowed to us upon the grant or termination of SARs. However, upon the exercise of a SAR, we will be entitled to a deduction equal to the amount of ordinary income the recipient is required to recognize as a result of the exercise.

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Other Awards. In the case of an award of restricted stock units, performance awards, dividend equivalent rights, or other stock-based or cash awards, the recipient will generally recognize ordinary income in an amount equal to any cash received and the fair market value of any shares received on the date of payment or delivery, provided that the award is exempt from or complies with Section 409A of the Code. In that taxable year, we will receive a federal income tax deduction in an amount equal to the ordinary income which the participant has recognized as to such other awards.

Federal Tax Withholding. Any ordinary income realized by a participant upon the granting, vesting, exercise, or conversion of an award under the 2023 Plan, as applicable, is subject to withholding of federal, state, and local income tax and to withholding of the participant’s share of tax under the Federal Insurance Contribution Act and the Federal Unemployment Tax Act, if applicable. To satisfy our federal income tax withholding requirements, we (or, if applicable, any of our subsidiaries) will have the right to require, as a condition to delivery of any certificate for shares of our Common Stock or the registration of the shares in the participant’s name, that the participant remit to us an amount sufficient to satisfy the withholding requirements. Alternatively, we may, if we consent, withhold a portion of the shares (valued at fair market value) that otherwise would be issued to the participant to satisfy all or part of the withholding tax obligations or may, if we consent, accept delivery of shares (that the participant has not acquired from us within six months prior to the date of exercise) with an aggregate fair market value that equals or exceeds the required tax withholding payment. Withholding does not represent an increase in the participant’s total income tax obligation because it is fully credited toward his or her tax liability for the year. Additionally, withholding does not affect the participant’s tax basis in the shares. Compensation income realized and taxes withheld will be reflected on Forms W-2 supplied by us to employees no later than January 31st of the succeeding year. Deferred compensation that is subject to Section 409A of the Code will also be subject to certain federal income tax withholding and reporting requirements.

Tax Consequences to Us. To the extent a participant recognizes ordinary income in the circumstances described above, we will be entitled to a corresponding deduction, provided that, among other things, the income meets the test of reasonableness, is an ordinary and necessary business expense, is not an “excess parachute payment” within the meaning of Section 280G of the Code, and is not disallowed by the $1,000,000 limitation on certain executive compensation under Section 162(m) of the Code.

Million Dollar Deduction Limit and Other Tax Matters. We may not deduct compensation of more than $1,000,000 that is paid to “covered employees” (as defined in Section 162(m) of the Code), which include (i) an individual (or, in certain circumstances, his or her beneficiaries) who, at any time during the taxable year, is either our principal executive officer or principal financial officer; (ii) an individual who is among our three highest compensated officers for the taxable year (other than an individual who was either our principal executive officer or principal financial officer at any time during the taxable year); or (iii) anyone who was a covered employee for purposes of Section 162(m) of the Code for any tax year beginning on or after January 1, 2017. This limitation on deductions (x) only applies to compensation paid by a publicly-traded corporation (and not compensation paid by non-corporate entities) and (z) may not apply to certain types of compensation, such as qualified performance-based compensation that is payable pursuant to a written, binding contract that was in effect as of November 2, 2017, so long as the contract is not materially modified after that date.

If an individual’s rights under the 2023 Plan are accelerated as a result of a change in control and the individual is a “disqualified individual” under Section 280G of the Code, the value of any such accelerated rights received by such individual may be included in determining whether such individual has received an “excess parachute payment” under Section 280G of the Code, which could result in (i) the imposition of a 20% federal excise tax (in addition to federal income and employment taxes, if applicable) payable by the individual on the value of such accelerated rights and (ii) the loss by us of a corresponding compensation deduction.

The foregoing general tax discussion is intended for the information of stockholders considering how to vote with respect to this proposal and not as tax guidance to participants in the 2023 Plan. Participants are strongly urged to consult their own tax advisors regarding the federal, state, local, foreign, and any other tax consequences to them by participating in the 2023 Plan.

Interest of Directors and Executive Officers

All members of our Board and all of our executive officers are eligible for awards under the 2023 Plan and, thus, have a personal interest in the approval of the Plan Amendment Proposal.

Plan Amendment Benefits

With respect to the increased number of shares reserved under the 2023 Plan pursuant to the Fourth Amendment, we cannot currently determine the benefits or number of shares subject to awards that may be granted in the future to eligible participants under the 2023 Plan because the grant of awards and terms of such awards are to be determined in the sole discretion of the Committee.

The fair market value of our Common Stock is $4.14 per share based on the closing price of our Common Stock on November 18, 2025.

Required Vote and Board Recommendation

Assuming the presence of a quorum, the approval of the Plan Amendment Proposal (Proposal 5) will require a majority of the shares entitled to vote, that are present or represented by proxy at the Special Meeting.

The Board recommends a vote FOR approval of the Plan Amendment Proposal.

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PROPOSAL NO. 6: APPROVAL TO ADJOURN THE ANNUAL MEETING

Proposal No. 6 (Approval to Adjourn the Annual Meeting) asks stockholders to approve the adjournment of the Annual Meeting to a later date or dates, if necessary or appropriate, as determined by the Board in its sole discretion to permit further solicitation and vote of proxies if based upon the tabulated votes at the time of the Annual Meeting, there are insufficient shares represented (either in person or by proxy) and entitled to vote to constitute a quorum necessary to conduct business at the Annual Meeting or to approve any of the foregoing proposals.

If a quorum is not present at the Annual Meeting, our stockholders may be asked to vote on the proposal to adjourn the Annual Meeting to solicit additional proxies. If a quorum is present at the Annual Meeting but there are not sufficient votes at the time of the Annual Meeting to approve any of the other proposals in this Proxy Statement, our stockholders may also be asked to vote on the proposal to approve the adjournment of the Annual Meeting to permit further solicitation of proxies in favor of any of the proposals.

Approval to adjourn the Annual Meeting to a later date or dates to solicit additional proxies if there are insufficient votes to approve any of the foregoing proposals or in the absence of a quorum requires the affirmative vote of the holders of a majority of the shares that are represented in person or by proxy at the Annual Meeting and entitled to vote on such a matter.

Any signed proxies received by us in which no voting instructions are provided on such matter will be voted in favor of an adjournment in these circumstances. If the Annual Meeting is adjourned, the time and place of the adjourned Annual Meeting will be announced at the time the adjournment is taken. Any adjournment of the Annual Meeting for the purpose of soliciting additional proxies will allow our stockholders who have already sent in their proxies to revoke them at any time prior to their use at the Annual Meeting as adjourned or postponed.

The Board recommends a vote FOR the Adjournment of the Annual Meeting, if necessary.

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OTHER BUSINESS

The Board knows of no other business to be brought before the Annual Meeting. If, however, any other business should properly come before the Annual Meeting, the persons named in the accompanying proxy will vote the proxy in accordance with applicable law and as they may deem appropriate in their discretion, unless directed by the proxy to do otherwise.

SUBMISSION OF FUTURE STOCKHOLDER PROPOSALS

Pursuant to Rule 14a-8 under the Exchange Act (“Rule 14a-8”), a stockholder who intends to present a proposal at our 2025 Annual Meeting of Stockholders and who wishes the proposal to be included in the proxy statement and form of proxy for that meeting must submit the proposal in writing no later than September 2, 2026, after which date such stockholder proposal will be considered untimely. Such proposal must be submitted on or before the close of business to our corporate offices at 2431 Aloma Avenue, Suite 243, Winter Park, Florida 32792, Attn: Secretary.

Stockholders wishing to nominate a director or submit proposals to be presented directly at the 2026 Annual Meeting of Stockholders instead of by inclusion in next year’s proxy statement must follow the submission criteria and deadlines set forth in our Bylaws concerning stockholder nominations and proposals. Stockholder nominations for director and other proposals that are not to be included in such materials must be received by our Secretary in writing at our corporate offices at 2431 Aloma Avenue, Suite 243, Winter Park, Florida 32792 no earlier than September 7, 2026 and no later than the close of business on October 7, 2026. Any such stockholder proposals or nominations for director must also satisfy the requirements set forth in our Bylaws. To be eligible for inclusion in our proxy materials, stockholder proposals must also comply with the requirements of Rule 14a-8. Stockholders are also advised to review our Bylaws, which contain additional advance notice requirements, including requirements with respect to advance notice of stockholder proposals and director nominations. A proxy granted by a stockholder will give discretionary authority to the proxies to vote on any matters introduced pursuant to the above advance notice provisions in the Bylaws, subject to applicable rules of the SEC.

In addition to satisfying the requirements under our Bylaws, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than Company nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than November 1, 2026 (i.e., the date that is 60 days prior to the anniversary date of this annual meeting of stockholders).

A copy of our 2024 Annual Report on Form 10-K, is available without charge (except for exhibits, which are available upon payment of a reasonable fee) upon written request to Streamex Corp., 2431 Aloma Avenue, Suite 243, Winter Park, Florida 32792 or email contact@streamex.com.

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Annex A

FOURTH AMENDMENT TO THE

BIOSIG TECHNOLOGIES, INC. 2023 LONG-TERM INCENTIVE PLAN

This FOURTH AMENDMENT TO THE BIOSIG TECHNOLOGIES, INC. 2023 LONG-TERM INCENTIVE PLAN (this “Amendment”), effective as of [ ], 2025, is made and entered into by Streamex Corp. (formerly BioSig Technologies, Inc.), a Delaware corporation (the “Company”). Terms used in this Amendment with initial capital letters that are not otherwise defined herein shall have the meanings ascribed to such terms in the BioSig Technologies, Inc. 2023 Long-Term Incentive Plan (the “Plan”).

RECITALS

WHEREAS, Article 9 of the Plan provides that the Board may amend the Plan at any time and from time to time;

WHEREAS, the Board desires to amend the Plan to reflect the Company’s name change from BioSig Technologies, Inc. to Streamex Corp.;

WHEREAS, the Board desires to amend the Plan, to increase the number of shares of Common Stock that may be delivered pursuant to awards under the Plan by an additional 22,494,324 shares.

NOW, THEREFORE, in accordance with Article 9 of the Plan the Company hereby amends the Plan as follows:

1. All references in the Plan to “BioSig Technologies, Inc.” are hereby amended and replaced with “Streamex Corp.”

2. Section 5.1 of the Plan is hereby amended by deleting said section in its entirety and substituting in lieu thereof the following new Section 5.1:

5.1 Number Available for Awards. Subject to adjustment as provided in Articles 11 and 12, the maximum number of shares of Common Stock that may be delivered pursuant to Awards granted under the Plan is 37,230,130 plus any Prior Plan Awards, of which one hundred percent (100%) may be delivered pursuant to Incentive Stock Options. Shares to be issued may be made available from authorized but unissued Common Stock, Common Stock held by the Company in its treasury, or Common Stock purchased by the Company on the open market or otherwise. During the term of this Plan, the Company will at all times reserve and keep available the number of shares of Common Stock that shall be sufficient to satisfy the requirements of this Plan.

3. Except as expressly amended by this Amendment, the Plan shall continue in full force and effect in accordance with the provisions thereof.

IN WITNESS WHEREOF, the Company has caused this Amendment to be duly executed as of the date first written above.

STREAMEX CORP.

By:
Name:
Title:

A-1

Annex B

BIOSIG TECHNOLOGIES, INC.
2023 LONG-TERM INCENTIVE PLAN

The BioSig Technologies, Inc. 2023 Long-Term Incentive Plan (the “Plan”) was adopted by the Board of Directors of BioSig Technologies, Inc., a Delaware corporation (the “Company”), effective as of February 7, 2023 (the “Effective Date”), subject to approval by the Company’s stockholders.

ARTICLE 1.

PURPOSE

The purpose of the Plan is to attract and retain the services of key Employees, key Contractors, and Outside Directors of the Company and its Subsidiaries and to provide such persons with a proprietary interest in the Company through the granting of Incentive Stock Options, Nonqualified Stock Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Performance Awards, Dividend Equivalent Rights, Other Awards, Performance Goals, and Tandem Awards whether granted singly, or in combination, or in tandem, that will:

(a) increase the interest of such persons in the Company’s welfare;

(b) furnish an incentive to such persons to continue their services for the Company or its Subsidiaries; and

(c) provide a means through which the Company may attract able persons as Employees, Contractors, and Outside Directors.

With respect to Reporting Participants, the Plan and all transactions under the Plan are intended to comply with all applicable conditions of Rule 16b-3 promulgated under the Exchange Act. To the extent any provision of the Plan or action by the Committee fails to so comply, such provision or action shall be deemed null and void ab initio, to the extent permitted by law and deemed advisable by the Committee.

ARTICLE 2.

DEFINITIONS

For the purpose of the Plan, unless the context requires otherwise, the following terms shall have the meanings indicated:

2.1 “Applicable Law” means all legal requirements relating to the administration of equity incentive plans and the issuance and distribution of shares of Common Stock, if any, under applicable corporate laws, applicable securities laws, the rules of any exchange or inter-dealer quotation system upon which the Company’s securities are listed or quoted, the rules of any foreign jurisdiction applicable to Incentives granted to residents therein, and any other applicable law, rule or restriction.

2.2 “Authorized Officer” is defined in Section 3.2(b) hereof.

2.3 “Award” means the grant of any Incentive Stock Option, Nonqualified Stock Option, Restricted Stock, SAR, Restricted Stock Unit, Performance Award, Dividend Equivalent Right or Other Award, whether granted singly or in combination or in tandem (each individually referred to herein as an “Incentive”).

B-1

2.4 “Award Agreement” means a written agreement between a Participant and the Company which sets out the terms of the grant of an Award.

2.5 “Award Period” means the period set forth in the Award Agreement during which one or more Incentives granted under an Award may be exercised.

2.6 “Board” means the board of directors of the Company.

2.7 “Change in Control” means the occurrence of any of the following events:

(a)  Change in Ownership of the Company. A change in the ownership of the Company which occurs on the date that any one person, or more than one person acting as a group (“Person”), acquires ownership of the Common Stock of the Company that, together with the Common Stock held by such Person, constitutes more than 50% of the total voting power of the Common Stock of the Company, except that any change in the ownership of the Common Stock of the Company as a result of a private financing of the Company that is approved by the Board will not be considered a Change in Control; or

(b)  Change in Effective Control of the Company. If the Company has a class of securities registered pursuant to Section 12 of the Exchange Act, a change in the effective control of the Company which occurs on the date that a majority of the members of the Board is replaced during any 12 month period by directors whose appointment or election is not endorsed by a majority of the members of the Board prior to the date of the appointment or election. For purposes of this clause (b), if any Person is considered to be in effective control of the Company, the acquisition of additional control of the Company by the same Person will not be considered a Change in Control; or

(c)  Change in Ownership of a Substantial Portion of the Company’s Assets. A change in the ownership of a substantial portion of the Company’s assets which occurs on the date that any Person acquires (or has acquired during the 12 month period ending on the date of the most recent acquisition by such person or persons) assets from the Company that have a total gross fair market value equal to or more than 50% of the total gross fair market value of all of the assets of the Company immediately prior to such acquisition or acquisitions. For purposes of this subsection (c), gross fair market value means the value of the assets of the Company, or the value of the assets being disposed of, determined without regard to any liabilities associated with such assets.

For purposes of this Section 2.7, Persons will be considered to be acting as a group if they are owners of a corporation that enters into a merger, consolidation, purchase or acquisition of Common Stock, or similar business transaction with the Company. Notwithstanding the foregoing provisions of this Section 2.7, (i) a Change in Control shall not be deemed to occur solely as a result of a transaction, the sole purpose of which is to change the jurisdiction of the Company’s incorporation; (ii) a Change in Control shall not be deemed to occur solely as a result the issuance of shares of Common Stock in exchange for equity of one or more of the Company’s Subsidiaries or if the sole purpose of the transaction is to create a holding company that will be owned in substantially the same proportions by the persons who held the Company’s securities immediately prior to such transaction; and (iii) if an Award issued under the Plan is subject to Section 409A of the Code, then an event shall not constitute a Change in Control for purposes of such Award under the Plan unless such event also constitutes a change in the Company’s ownership, its effective control or the ownership of a substantial portion of its assets within the meaning of Section 409A of the Code.

2.8 “Claim” means any claim, liability or obligation of any nature, arising out of or relating to this Plan or an alleged breach of this Plan or an Award Agreement.

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2.9 “Code” means the United States Internal Revenue Code of 1986, as amended.

2.10  “Committee” means the committee appointed or designated by the Board to administer the Plan in accordance with Article 3 of this Plan.

2.11  “Common Stock” means the Company’s common stock, $0.001 par value per share, which the Company is currently authorized to issue or may in the future be authorized to issue, or any securities into which or for which the common stock of the Company may be converted or exchanged, as the case may be, pursuant to the terms of this Plan.

2.12 “Company” means BioSig Technologies, Inc., a Delaware corporation, and any successor entity.

2.13 “Contractor” means any natural person, who is not an Employee, rendering bona fide services to the Company or a Subsidiary, with compensation, pursuant to a written independent contractor agreement between such person and the Company or a Subsidiary, provided that such services are not rendered in connection with the offer or sale of securities in a capital raising transaction and do not directly or indirectly promote or maintain a market for the Company’s securities.

2.14 “Corporation” means any entity that (a) is defined as a corporation under Section 7701 of the Code and (b) is the Company or is in an unbroken chain of corporations (other than the Company) beginning with the Company, if each of the corporations other than the last corporation in the unbroken chain owns stock possessing a majority of the total combined voting power of all classes of stock in one of the other corporations in the chain. For purposes of clause (b) hereof, an entity shall be treated as a “corporation” if it satisfies the definition of a corporation under Section 7701 of the Code.

2.15 “Date of Grant” means the effective date on which an Award is made to a Participant as set forth in the applicable Award Agreement; provided, however, that solely for purposes of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder, the Date of Grant of an Award shall be the date of stockholder approval of the Plan if such date is later than the effective date of such Award as set forth in the Award Agreement.

2.16 “Dividend Equivalent Right” means the right of the holder thereof to receive credits based on the cash dividends that would have been paid on the shares of Common Stock specified in the Award if such shares were held by the Participant to whom the Award is made.

2.17 “Employee” means a common law employee (as defined in accordance with the Regulations and Revenue Rulings then applicable under Section 3401(c) of the Code) of the Company or any Subsidiary of the Company; provided, however, in the case of individuals whose employment status, by virtue of their employer or residence, is not determined under Section 3401(c) of the Code, “Employee” shall mean an individual treated as an employee for local payroll tax or employment purposes by the applicable employer under Applicable Law for the relevant period.

2.18 “Exchange Act” means the United States Securities Exchange Act of 1934, as amended.

2.19 “Exercise Date” is defined in Section 8.3(b) hereof.

2.20 “Exercise Notice” is defined in Section 8.3(b) hereof.

2.21 “Fair Market Value” means, as of a particular date, (a) if the shares of Common Stock are listed on any established national securities exchange, the closing sales price per share of Common Stock on the consolidated transaction reporting system for the principal securities exchange for the Common Stock on that date (as determined by the Committee, in its discretion), or, if there shall have been no such sale so reported on that date, on the last preceding date on which such a sale was so reported; (b) if the shares of Common Stock are not so listed, but are quoted on an automated quotation system, the closing sales price per share of Common Stock reported on the automated quotation system on that date, or, if there shall have been no such sale so reported on that date, on the last preceding date on which such a sale was so reported; (c) if the Common Stock is not so listed or quoted, the mean between the closing bid and asked price on that date, or, if there are no quotations available for such date, on the last preceding date on which such quotations shall be available, as reported by OTCQX, OTCQB or OTC Pink (Pink Open Market); or (d) if none of the above is applicable, such amount as may be determined by the Committee (acting on the advice of an Independent Third Party, should the Committee elect in its sole discretion to utilize an Independent Third Party for this purpose), in good faith, to be the fair market value per share of Common Stock. The determination of Fair Market Value shall, where applicable, be in compliance with Section 409A of the Code.

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2.22 “Immediate Family Members” is defined in Section 15.8 hereof.

2.23 “Incentive” is defined in Section 2.3 hereof.

2.24 “Incentive Stock Option” means an incentive stock option within the meaning of Section 422 of the Code, granted pursuant to this Plan.

2.25 “Independent Third Party” means an individual or entity independent of the Company having experience in providing investment banking or similar appraisal or valuation services and with expertise generally in the valuation of securities or other property for purposes of this Plan. The Committee may utilize one or more Independent Third Parties.

2.26 “Nonqualified Stock Option” means a nonqualified stock option, granted pursuant to this Plan, which is not an Incentive Stock Option.

2.27 “Option Price” means the price which must be paid by a Participant upon exercise of a Stock Option to purchase a share of Common Stock.

2.28 “Other Award” means an Award issued pursuant to Section 6.9 hereof.

2.29 “Outside Director” means a director of the Company who is not an Employee or a Contractor.

2.30 “Participant” means an Employee, Contractor or an Outside Director to whom an Award is granted under this Plan.

2.31 “Performance Award” means an Award hereunder of cash, shares of Common Stock, units or rights based upon, payable in, or otherwise related to, Common Stock pursuant to Section 6.7 hereof.

2.32 “Performance Goal” means any of the Performance Criteria set forth in Section 6.10 hereof.

2.33 “Plan” means this BioSig Technologies, Inc. 2023 Long-Term Incentive Plan, as amended from time to time.

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2.34 “Prior Plans” means the BioSig Technologies, Inc. 2011 Long-Term Incentive Plan and the BioSig Technologies, Inc. 2012 Equity Incentive Plan.

2.35 “Prior Plan Awards” means any Common Stock subject to options, restricted stock, restricted stock units or stock appreciation rights that are outstanding under the Prior Plans as of the Effective Date and that expire or otherwise terminate without having been exercised in full or without Common Stock being issued pursuant to such options, restricted stock, restricted stock units, or stock appreciation rights, that are forfeited, or that are repurchased by the Company.

2.36 “Reporting Participant” means a Participant who is subject to the reporting requirements of Section 16 of the Exchange Act.

2.37 “Restricted Stock” means shares of Common Stock issued or transferred to a Participant pursuant to Section 6.4 of this Plan which are subject to restrictions or limitations set forth in this Plan and in the related Award Agreement.

2.38 “Restricted Stock Units” means units awarded to Participants pursuant to Section 6.6 hereof, which are convertible into Common Stock at such time as such units are no longer subject to restrictions as established by the Committee.

2.39 “Restriction Period” is defined in Section 6.4(b)(i) hereof.

2.40 “SAR” or “Stock Appreciation Right” means the right to receive an amount, in cash and/or Common Stock, equal to the excess of the Fair Market Value of a specified number of shares of Common Stock as of the date the SAR is exercised (or, as provided in the Award Agreement, converted) over the SAR Price for such shares.

2.41 “SAR Price” means the exercise price or conversion price of each share of Common Stock covered by a SAR, determined on the Date of Grant of the SAR.

2.42 “Spread” is defined in Section 12.4(b) hereof.

2.43 “Stock Option” means a Nonqualified Stock Option or an Incentive Stock Option.

2.44 “Subsidiary” means (a) any corporation in an unbroken chain of corporations beginning with the Company, if each of the corporations other than the last corporation in the unbroken chain owns stock possessing a majority of the total combined voting power of all classes of stock in one of the other corporations in the chain, (b) any limited partnership, if the Company or any corporation described in item (a) above owns a majority of the general partnership interest and a majority of the limited partnership interests entitled to vote on the removal and replacement of the general partner, and (c) any partnership or limited liability company, if the partners or members thereof are composed only of the Company, any corporation listed in item (a) above or any limited partnership listed in item (b) above. “Subsidiaries” means more than one of any such corporations, limited partnerships, partnerships or limited liability companies.

2.45 “Termination of Service” occurs when a Participant who is (a) an Employee of the Company or any Subsidiary ceases to serve as an Employee of the Company and its Subsidiaries, for any reason; (b) an Outside Director of the Company or a Subsidiary ceases to serve as a director of the Company and its Subsidiaries for any reason; or (c) a Contractor of the Company or a Subsidiary ceases to serve as a Contractor of the Company and its Subsidiaries for any reason. Except as may be necessary or desirable to comply with applicable federal or state law, a “Termination of Service” shall not be deemed to have occurred when a Participant who is an Employee becomes an Outside Director or Contractor or vice versa. If, however, a Participant who is an Employee and who has an Incentive Stock Option ceases to be an Employee but does not suffer a Termination of Service, and if that Participant does not exercise the Incentive Stock Option within the time required under Section 422 of the Code upon ceasing to be an Employee, the Incentive Stock Option shall thereafter become a Nonqualified Stock Option. Notwithstanding the foregoing provisions of this Section 2.45, in the event an Award issued under the Plan is subject to Section 409A of the Code, then, in lieu of the foregoing definition and to the extent necessary to comply with the requirements of Section 409A of the Code, the definition of “Termination of Service” for purposes of such Award shall be the definition of “separation from service” provided for under Section 409A of the Code and the regulations or other guidance issued thereunder.

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2.46 “Total and Permanent Disability” means a Participant is qualified for long-term disability benefits under the Company’s or Subsidiary’s disability plan or insurance policy; or, if no such plan or policy is then in existence or if the Participant is not eligible to participate in such plan or policy, that the Participant, because of a physical or mental condition resulting from bodily injury, disease, or mental disorder, is unable to perform his or her duties of employment for a period of six (6) continuous months, as determined in good faith by the Committee, based upon medical reports or other evidence satisfactory to the Committee; provided that, with respect to any Incentive Stock Option, Total and Permanent Disability shall have the meaning given it under the rules governing Incentive Stock Options under the Code. Notwithstanding the foregoing provisions of this Section 2.46, in the event an Award issued under the Plan is subject to Section 409A of the Code, then, in lieu of the foregoing definition and to the extent necessary to comply with the requirements of Section 409A of the Code, the definition of “Total and Permanent Disability” for purposes of such Award shall be the definition of “disability” provided for under Section 409A of the Code and the regulations or other guidance issued thereunder.

ARTICLE 3.
ADMINISTRATION

3.1 General Administration; Establishment of Committee. Subject to the terms of this Article 3, the Plan shall be administered by the Board or such committee of the Board as is designated by the Board to administer the Plan (the “Committee”). The Committee shall consist of not fewer than two persons, unless there are not two members of the Board who meet the qualification requirements set forth herein to administer the Plan, in which case, the Committee may consist of one person. Any member of the Committee may be removed at any time, with or without cause, by resolution of the Board. Any vacancy occurring in the membership of the Committee may be filled by appointment by the Board. At any time there is no Committee to administer the Plan, any references in this Plan to the Committee shall be deemed to refer to the Board.

Membership on the Committee shall be limited to those members of the Board who are “non-employee directors” as defined in Rule 16b-3 promulgated under the Exchange Act. The Committee shall select one of its members to act as its Chairman. A majority of the Committee shall constitute a quorum, and the act of a majority of the members of the Committee present at a meeting at which a quorum is present shall be the act of the Committee.

3.2 Designation of Participants and Awards.

(a) The Committee or the Board shall determine and designate from time to time the eligible persons to whom Awards will be granted and shall set forth in each related Award Agreement, where applicable, the Award Period, the Date of Grant, and such other terms, provisions, limitations, and performance requirements, as are approved by the Committee, but not inconsistent with the Plan. The Committee shall determine whether an Award shall include one type of Incentive or two or more Incentives granted in combination or two or more Incentives granted in tandem (that is, a joint grant where exercise of one Incentive results in cancellation of all or a portion of the other Incentive). Although the members of the Committee shall be eligible to receive Awards, all decisions with respect to any Award, and the terms and conditions thereof, to be granted under the Plan to any member of the Committee shall be made solely and exclusively by the other members of the Committee, or if such member is the only member of the Committee, by the Board.

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(b) Notwithstanding Section 3.2(a), to the extent permitted by Applicable Law, the Board may, in its discretion and by a resolution adopted by the Board, authorize one or more officers of the Company (an “Authorized Officer”) to (i) designate one or more Employees as eligible persons to whom Awards will be granted under the Plan, and (ii) determine the number of shares of Common Stock that will be subject to such Awards; provided, however, that the resolution of the Board granting such authority shall (x) specify the total number of shares of Common Stock that may be made subject to the Awards, (y) set forth the price or prices (or a formula by which such price or prices may be determined) to be paid for the purchase of the Common Stock subject to such Awards, and (z) not authorize an officer to designate himself or herself as a recipient of any Award.

3.3 Authority of the Committee. The Committee, in its discretion, shall (a) interpret the Plan and Award Agreements, (b) prescribe, amend, and rescind any rules and regulations and sub-plans (including sub-plans for Awards made to Participants who are not resident in the United States), as necessary or appropriate for the administration of the Plan, (c) establish performance goals for an Award and certify the extent of their achievement, and (d) make such other determinations or certifications and take such other action as it deems necessary or advisable in the administration of the Plan. Any interpretation, determination, or other action made or taken by the Committee shall be final, binding, and conclusive on all interested parties. The Committee’s discretion set forth herein shall not be limited by any provision of the Plan, including any provision which by its terms is applicable notwithstanding any other provision of the Plan to the contrary.

The Committee may delegate to officers of the Company, pursuant to a written delegation, the authority to perform specified functions under the Plan. Any actions taken by any officers of the Company pursuant to such written delegation of authority shall be deemed to have been taken by the Committee.

With respect to restrictions in the Plan that are based on the requirements of Rule 16b‑3 promulgated under the Exchange Act, Section 422 of the Code, the rules of any exchange or inter-dealer quotation system upon which the Company’s securities are listed or quoted, or any other Applicable Law, to the extent that any such restrictions are no longer required by Applicable Law, the Committee shall have the sole discretion and authority to grant Awards that are not subject to such mandated restrictions and/or to waive any such mandated restrictions with respect to outstanding Awards.

ARTICLE 4.
ELIGIBILITY

Any Employee (including an Employee who is also a director or an officer), Contractor or Outside Director of the Company whose judgment, initiative, and efforts contributed or may be expected to contribute to the successful performance of the Company is eligible to participate in the Plan; provided that only Employees of a Corporation shall be eligible to receive Incentive Stock Options. The Committee, upon its own action, may grant, but shall not be required to grant, an Award to any such Employee, Contractor or Outside Director. Awards may be granted by the Committee at any time and from time to time to new Participants, or to then Participants, or to a greater or lesser number of Participants, and may include or exclude previous Participants, as the Committee shall determine. Except as required by this Plan, Awards need not contain similar provisions. The Committee’s determinations under the Plan (including without limitation determinations of which Employees, Contractors or Outside Directors, if any, are to receive Awards, the form, amount and timing of such Awards, the terms and provisions of such Awards and the agreements evidencing same) need not be uniform and may be made by it selectively among Participants who receive, or are eligible to receive, Awards under the Plan.

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ARTICLE 5.
SHARES SUBJECT TO PLAN

5.1 Number Available for Awards. Subject to adjustment as provided in Articles 11 and 12, the maximum number of shares of Common Stock that may be delivered pursuant to Awards granted under the Plan is 5,265,945 plus any Prior Plan Awards, of which one hundred percent (100%) may be delivered pursuant to Incentive Stock Options. Shares to be issued may be made available from authorized but unissued Common Stock, Common Stock held by the Company in its treasury, or Common Stock purchased by the Company on the open market or otherwise. During the term of this Plan, the Company will at all times reserve and keep available the number of shares of Common Stock that shall be sufficient to satisfy the requirements of this Plan.

5.2 Reuse of Shares. To the extent that any Award under this Plan shall be forfeited, shall expire or be canceled, in whole or in part, then the number of shares of Common Stock covered by the Award so forfeited, expired, or canceled may again be awarded pursuant to the provisions of this Plan. In the event that previously acquired shares of Common Stock are delivered to the Company in full or partial payment of the Option Price for the exercise of a Stock Option granted under this Plan, the number of shares of Common Stock available for future Awards under this Plan shall be reduced only by the net number of shares of Common Stock issued upon exercise of the Stock Option. Awards that may be satisfied either by the issuance of shares of Common Stock or by cash or other consideration shall be counted against the maximum number of shares of Common Stock that may be issued under this Plan only during the period that the Award is outstanding or to the extent the Award is ultimately satisfied by the issuance of shares of Common Stock. Awards will not reduce the number of shares of Common Stock that may be issued pursuant to this Plan if the settlement of the Award will not require the issuance of shares of Common Stock, as, for example, a SAR that can be satisfied only by the payment of cash. Notwithstanding any provisions of the Plan to the contrary, only shares forfeited back to the Company, shares canceled on account of termination, expiration or lapse of an Award, shares surrendered in payment of the Option Price of a Stock Option or shares withheld for payment of applicable employment taxes and/or withholding obligations resulting from the exercise of an option shall again be available for grant of Incentive Stock Options under the Plan, but shall not increase the maximum number of shares described in Section 5.1 above as the maximum number of shares of Common Stock that may be delivered pursuant to Incentive Stock Options.

ARTICLE 6.
GRANT OF AWARDS

6.1 In General.

(a) The grant of an Award shall be authorized by the Committee and shall be evidenced by an Award Agreement setting forth the Incentive or Incentives being granted, the total number of shares of Common Stock subject to the Incentive(s), the Option Price (if applicable), the Award Period, the Date of Grant, and such other terms, provisions, limitations, and performance objectives, as are approved by the Committee, but (i) not inconsistent with the Plan, and (ii) to the extent an Award issued under the Plan is subject to Section 409A of the Code, in compliance with the applicable requirements of Section 409A of the Code and the regulations or other guidance issued thereunder. The Company shall execute an Award Agreement with a Participant after the Committee approves the issuance of an Award. Any Award granted pursuant to this Plan must be granted within ten years of the date of adoption of this Plan by the Board. The Plan shall be submitted to the Company’s stockholders for approval; however, the Committee may grant Awards under the Plan prior to the time of stockholder approval. Any such Award granted prior to such stockholder approval shall be made subject to such stockholder approval. The grant of an Award to a Participant shall not be deemed either to entitle the Participant to, or to disqualify the Participant from, receipt of any other Award under the Plan.

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(b) If the Committee establishes a purchase price for an Award, the Participant must accept such Award within a period of thirty (30) days (or such shorter period as the Committee may specify) after the Date of Grant by executing the applicable Award Agreement and paying such purchase price.

(c) Any Award under this Plan that is settled in whole or in part in cash on a deferred basis may provide for interest equivalents to be credited with respect to such cash payment. Interest equivalents may be compounded and shall be paid upon such terms and conditions as may be specified by the grant.

6.2 Option Price. The Option Price for any share of Common Stock which may be purchased under a Nonqualified Stock Option for any share of Common Stock must be equal to or greater than the Fair Market Value of the share on the Date of Grant. The Option Price for any share of Common Stock which may be purchased under an Incentive Stock Option must be at least equal to the Fair Market Value of the share on the Date of Grant; if an Incentive Stock Option is granted to an Employee who owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than ten percent of the combined voting power of all classes of stock of the Company (or any parent or Subsidiary), the Option Price shall be at least 110% of the Fair Market Value of the Common Stock on the Date of Grant.

6.3 Maximum ISO Grants. The Committee may not grant Incentive Stock Options under the Plan to any Employee which would permit the aggregate Fair Market Value (determined on the Date of Grant) of the Common Stock with respect to which Incentive Stock Options (under this and any other plan of the Company and its Subsidiaries) are exercisable for the first time by such Employee during any calendar year to exceed $100,000. To the extent any Stock Option granted under this Plan which is designated as an Incentive Stock Option exceeds this limit or otherwise fails to qualify as an Incentive Stock Option, such Stock Option (or any such portion thereof) shall be a Nonqualified Stock Option. In such case, the Committee shall designate which stock will be treated as Incentive Stock Option stock by causing the issuance of a separate stock certificate and identifying such stock as Incentive Stock Option stock on the Company’s stock transfer records.

6.4 Restricted Stock. If Restricted Stock is granted to or received by a Participant under an Award (including a Stock Option), the Committee shall set forth in the related Award Agreement, as applicable: (a) the number of shares of Common Stock awarded, (b) the price, if any, to be paid by the Participant for such Restricted Stock and the method of payment of the price, (c) the time or times within which such Award may be subject to forfeiture, (d) specified Performance Goals of the Company, a Subsidiary, any division thereof or any group of Employees of the Company, or other criteria, which the Committee determines must be met in order to remove any restrictions (including vesting) on such Award, and (e) all other terms, limitations, restrictions, and conditions of the Restricted Stock, which shall be consistent with this Plan, to the extent applicable and, to the extent Restricted Stock granted under the Plan is subject to Section 409A of the Code, in compliance with the applicable requirements of Section 409A of the Code and the regulations or other guidance issued thereunder. The provisions of Restricted Stock need not be the same with respect to each Participant.

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(a) Legend on Shares. The Company shall electronically register the Restricted Stock awarded to a Participant in the name of such Participant, which shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Restricted Stock, substantially as provided in Section 15.10 of the Plan. No stock certificate or certificates shall be issued with respect to such shares of Common Stock, unless, following the expiration of the Restriction Period (as defined in Section 6.4(b)(i)) without forfeiture in respect of such shares of Common Stock, the Participant requests delivery of the certificate or certificates by submitting a written request to the Committee (or such party designated by the Company) requesting delivery of the certificates. The Company shall deliver the certificates requested by the Participant to the Participant as soon as administratively practicable following the Company’s receipt of such request.

(b) Restrictions and Conditions. Shares of Restricted Stock shall be subject to the following restrictions and conditions:

(i) Subject to the other provisions of this Plan and the terms of the particular Award Agreements, during such period as may be determined by the Committee commencing on the Date of Grant or the date of exercise of an Award (the “Restriction Period”), the Participant shall not be permitted to sell, transfer, pledge or assign shares of Restricted Stock. Except for these limitations, the Committee may in its sole discretion, remove any or all of the restrictions on such Restricted Stock whenever it may determine that, by reason of changes in Applicable Laws or other changes in circumstances arising after the date of the Award, such action is appropriate.

(ii) Except as provided in sub-paragraph (a) above or in the applicable Award Agreement, the Participant shall have, with respect to his or her Restricted Stock, all of the rights of a stockholder of the Company, including the right to vote the shares, and the right to receive any dividends thereon. Certificates, if any are issued pursuant to this Section 6.4, for the shares of Common Stock forfeited under the provisions of the Plan and the applicable Award Agreement shall be promptly returned to the Company by the forfeiting Participant. Each Award Agreement shall require that each Participant, in connection with the issuance of a certificate for Restricted Stock, shall endorse such certificate in blank or execute a stock power in form satisfactory to the Company in blank and deliver such certificate and executed stock power to the Company.

(iii) The Restriction Period, subject to Article 12 of the Plan, unless otherwise established by the Committee in the Award Agreement setting forth the terms of the Restricted Stock, shall expire upon satisfaction of the conditions set forth in the Award Agreement; such conditions may provide for vesting based on length of continuous service or such Performance Goals, as may be determined by the Committee in its sole discretion.

(iv) Except as otherwise provided in the particular Award Agreement, upon Termination of Service for any reason during the Restriction Period, the nonvested shares of Restricted Stock shall be forfeited by the Participant. In the event a Participant has paid any consideration to the Company for such forfeited Restricted Stock, the Committee shall specify in the Award Agreement that either (A) the Company shall be obligated to, or (B) the Company may, in its sole discretion, elect to, pay to the Participant, as soon as practicable after the event causing forfeiture, in cash, an amount equal to the lesser of the total consideration paid by the Participant for such forfeited shares or the Fair Market Value of such forfeited shares as of the date of Termination of Service, as the Committee, in its sole discretion shall select. Upon any forfeiture, all rights of a Participant with respect to the forfeited shares of the Restricted Stock shall cease and terminate, without any further obligation on the part of the Company.

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6.5 SARs. The Committee may grant SARs to any Participant, either as a separate Award or in connection with a Stock Option. SARs shall be subject to such terms and conditions as the Committee shall impose, provided that such terms and conditions are (a) not inconsistent with the Plan, and (b) to the extent a SAR issued under the Plan is subject to Section 409A of the Code, in compliance with the applicable requirements of Section 409A of the Code and the regulations or other guidance issued thereunder. The grant of the SAR may provide that the holder may be paid for the value of the SAR either in cash or in shares of Common Stock, or a combination thereof. In the event of the exercise of a SAR payable in shares of Common Stock, the holder of the SAR shall receive that number of whole shares of Common Stock having an aggregate Fair Market Value on the date of exercise equal to the value obtained by multiplying (a) the difference between the Fair Market Value of a share of Common Stock on the date of exercise over the SAR Price as set forth in such SAR (or other value specified in the Award Agreement granting the SAR), by (b) the number of shares of Common Stock as to which the SAR is exercised, with a cash settlement to be made for any fractional shares of Common Stock. The SAR Price for any share of Common Stock subject to a SAR may be equal to or greater than the Fair Market Value of the share on the Date of Grant. The Committee, in its sole discretion, may place a ceiling on the amount payable upon exercise of a SAR, but any such limitation shall be specified at the time that the SAR is granted.

6.6 Restricted Stock Units. Restricted Stock Units may be awarded or sold to any Participant under such terms and conditions as shall be established by the Committee, provided, however, that such terms and conditions are (a) not inconsistent with the Plan, and (b) to the extent a Restricted Stock Unit issued under the Plan is subject to Section 409A of the Code, in compliance with the applicable requirements of Section 409A of the Code and the regulations or other guidance issued thereunder. Restricted Stock Units shall be subject to such restrictions as the Committee determines, including, without limitation, (a) a prohibition against sale, assignment, transfer, pledge, hypothecation or other encumbrance for a specified period; or (b) a requirement that the holder forfeit (or in the case of shares of Common Stock or units sold to the Participant, resell to the Company at cost) such shares or units in the event of Termination of Service during the period of restriction.

6.7 Performance Awards.

(a) The Committee may grant Performance Awards to one or more Participants. The terms and conditions of Performance Awards shall be specified at the time of the grant and may include provisions establishing the performance period, the Performance Goals to be achieved during a performance period, and the maximum or minimum settlement values, provided that such terms and conditions are (i) not inconsistent with the Plan and (ii) to the extent a Performance Award issued under the Plan is subject to Section 409A of the Code, in compliance with the applicable requirements of Section 409A of the Code and the regulations or other guidance issued thereunder. If the Performance Award is to be in shares of Common Stock, the Performance Awards may provide for the issuance of the shares of Common Stock at the time of the grant of the Performance Award or at the time of the certification by the Committee that the Performance Goals for the performance period have been met; provided, however, if shares of Common Stock are issued at the time of the grant of the Performance Award and if, at the end of the performance period, the Performance Goals are not certified by the Committee to have been fully satisfied, then, notwithstanding any other provisions of this Plan to the contrary, the Common Stock shall be forfeited in accordance with the terms of the grant to the extent the Committee determines that the Performance Goals were not met. The forfeiture of shares of Common Stock issued at the time of the grant of the Performance Award due to failure to achieve the established Performance Goals shall be separate from and in addition to any other restrictions provided for in this Plan that may be applicable to such shares of Common Stock. Each Performance Award granted to one or more Participants shall have its own terms and conditions.

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If the Committee determines, in its sole discretion, that the established performance measures or objectives are no longer suitable because of a change in the Company’s business, operations, corporate structure, or for other reasons that the Committee deemed satisfactory, the Committee may modify the performance measures or objectives and/or the performance period.

(b) Performance Awards may be valued by reference to the Fair Market Value of a share of Common Stock or according to any formula or method deemed appropriate by the Committee, in its sole discretion, including, but not limited to, achievement of Performance Goals or other specific financial, production, sales or cost performance objectives that the Committee believes to be relevant to the Company’s business and/or remaining in the employ of the Company or a Subsidiary for a specified period of time. Performance Awards may be paid in cash, shares of Common Stock, or other consideration, or any combination thereof. If payable in shares of Common Stock, the consideration for the issuance of such shares may be the achievement of the performance objective established at the time of the grant of the Performance Award. Performance Awards may be payable in a single payment or in installments and may be payable at a specified date or dates or upon attaining the performance objective. The extent to which any applicable performance objective has been achieved shall be conclusively determined by the Committee.

6.8 Dividend Equivalent Rights. The Committee may grant a Dividend Equivalent Right to any Participant, either as a component of another Award or as a separate Award. The terms and conditions of the Dividend Equivalent Right shall be specified by the grant. Dividend equivalents credited to the holder of a Dividend Equivalent Right may be paid currently or may be deemed to be reinvested in additional shares of Common Stock (which may thereafter accrue additional dividend equivalents). Any such reinvestment shall be at the Fair Market Value at the time thereof. Dividend Equivalent Rights may be settled in cash or shares of Common Stock, or a combination thereof, in a single payment or in installments. A Dividend Equivalent Right granted as a component of another Award may provide that such Dividend Equivalent Right shall be settled upon exercise, settlement, or payment of, or lapse of restrictions on, such other Award, and that such Dividend Equivalent Right granted as a component of another Award may also contain terms and conditions different from such other Award.

6.9 Other Awards. The Committee may grant to any Participant other forms of Awards, based upon, payable in, or otherwise related to, in whole or in part, shares of Common Stock, if the Committee determines that such other form of Award is consistent with the purpose and restrictions of this Plan. The terms and conditions of such other form of Award shall be specified by the grant. Such Other Awards may be granted for no cash consideration, for such minimum consideration as may be required by Applicable Law, or for such other consideration as may be specified by the grant.

6.10 Performance Goals. Awards (whether relating to cash or shares of Common Stock) under the Plan may be made subject to the attainment of Performance Goals relating to one or more business criteria which may consist of one or more or any combination of the following criteria: cash flow; cost; revenues; sales; ratio of debt to debt plus equity; net borrowing, credit quality or debt ratings; profit before tax; economic profit; earnings before interest and taxes; earnings before interest, taxes, depreciation and amortization; gross margin; earnings per share (whether on a pre-tax, after-tax, operational or other basis); operating earnings; capital expenditures; expenses or expense levels; economic value added; ratio of operating earnings to capital spending or any other operating ratios; free cash flow; net profit; net sales; net asset value per share; the accomplishment of mergers, acquisitions, dispositions, public offerings or similar extraordinary business transactions; sales growth; price of the Company’s Common Stock; return on assets, equity or stockholders’ equity; market share; inventory levels, inventory turn or shrinkage; total return to stockholders; or any other criteria determined by the Committee (“Performance Criteria”). Any Performance Criteria may be used to measure the performance of the Company as a whole or any business unit of the Company and may be measured relative to a peer group or index. Any Performance Criteria may include or exclude (a) events that are of an unusual nature or indicate infrequency of occurrence, (b) gains or losses on the disposition of a business, (c) changes in tax or accounting regulations or laws, (d) the effect of a merger or acquisition, as identified in the Company’s quarterly and annual earnings releases, or (e) other similar occurrences. In all other respects, Performance Criteria shall be calculated in accordance with the Company’s financial statements, under generally accepted accounting principles, or under a methodology established by the Committee prior to the issuance of an Award which is consistently applied and identified in the audited financial statements, including footnotes, or the Compensation Discussion and Analysis section of the Company’s annual report.

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6.11 Tandem Awards. The Committee may grant two or more Incentives in one Award in the form of a “Tandem Award,” so that the right of the Participant to exercise one Incentive shall be canceled if, and to the extent, the other Incentive is exercised. For example, if a Stock Option and a SAR are issued in a Tandem Award, and the Participant exercises the SAR with respect to one hundred (100) shares of Common Stock, the right of the Participant to exercise the related Stock Option shall be canceled to the extent of one hundred (100) shares of Common Stock.

6.12 No Repricing of Stock Options or SARs. The Committee may not “reprice” any Stock Option or SAR without stockholder approval. For purposes of this Section 6.12, “reprice” means any of the following or any other action that has the same effect: (a) amending a Stock Option or SAR to reduce its Option Price or SAR Price, (b) canceling a Stock Option or SAR at a time when its Option Price or SAR Price exceeds the Fair Market Value of a share of Common Stock in exchange for cash or a Stock Option, SAR, award of Restricted Stock or other equity award, or (c) taking any other action that is treated as a repricing under generally accepted accounting principles, provided that nothing in this Section 6.12 shall prevent the Committee from making adjustments pursuant to Article 11, from exchanging or cancelling Incentives pursuant to Article 12, or substituting Incentives in accordance with Article 14.

6.13 Recoupment for Restatements. Notwithstanding any other language in this Plan to the contrary, the Company may recoup all or any portion of any shares or cash paid to a Participant in connection with an Award, in the event of a restatement of the Company’s financial statements as set forth in the Company’s clawback policy, if any, approved by the Company’s Board from time to time.

ARTICLE 7.
AWARD PERIOD; VESTING

7.1 Award Period. Subject to the other provisions of this Plan, the Committee may, in its discretion, provide that an Incentive may not be exercised in whole or in part for any period or periods of time or beyond any date specified in the Award Agreement. Except as provided in the Award Agreement, an Incentive may be exercised in whole or in part at any time during its term. The Award Period for an Incentive shall be reduced or terminated upon Termination of Service. No Incentive granted under the Plan may be exercised at any time after the end of its Award Period. No portion of any Incentive may be exercised after the expiration of ten years from its Date of Grant. However, if an Employee owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than ten percent of the combined voting power of all classes of stock of the Company (or any parent or Subsidiary) and an Incentive Stock Option is granted to such Employee, the term of such Incentive Stock Option (to the extent required by the Code at the time of grant) shall be no more than five (5) years from the Date of Grant.

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7.2 Vesting. The Committee, in its sole discretion, may determine that an Incentive will be immediately vested in whole or in part, or that all or any portion may not be vested until a date, or dates, subsequent to its Date of Grant, or until the occurrence of one or more specified events, subject in any case to the terms of the Plan. If the Committee imposes conditions upon vesting, then, subsequent to the Date of Grant, the Committee may, in its sole discretion, accelerate the date on which all or any portion of the Incentive may be vested.

ARTICLE 8.
EXERCISE OR CONVERSION OF INCENTIVE

8.1 In General. A vested Incentive may be exercised or converted, during its Award Period, subject to limitations and restrictions set forth in the Award Agreement.

8.2 Securities Law and Exchange Restrictions. In no event may an Incentive be exercised or shares of Common Stock issued pursuant to an Award if a necessary listing or quotation of the shares of Common Stock on a stock exchange or inter-dealer quotation system or any registration under state or federal securities laws required under the circumstances has not been accomplished.

8.3 Exercise of Stock Option.

(a) In General. If a Stock Option is exercisable prior to the time it is vested, the Common Stock obtained on the exercise of the Stock Option shall be Restricted Stock which is subject to the applicable provisions of the Plan and the Award Agreement. If the Committee imposes conditions upon exercise, then subsequent to the Date of Grant, the Committee may, in its sole discretion, accelerate the date on which all or any portion of the Stock Option may be exercised. No Stock Option may be exercised for a fractional share of Common Stock. The granting of a Stock Option shall impose no obligation upon the Participant to exercise that Stock Option.

(b) Notice and Payment. Subject to such administrative regulations as the Committee may from time to time adopt, a Stock Option may be exercised by the delivery of written notice to the Company (in accordance with the notice provisions in the Participant’s Award Agreement) setting forth the number of shares of Common Stock with respect to which the Stock Option is to be exercised (the “Exercise Notice”) and the date of exercise thereof (the “Exercise Date”) with respect to any Stock Option shall be the date that the Participant has delivered both the Exercise Notice and consideration to the Company with a value equal to the total Option Price of the shares to be purchased (plus any employment tax withholding or other tax payment due with respect to such Award), payable as provided in the Award Agreement, which may provide for payment in any one or more of the following ways: (i) cash or check, bank draft, or money order payable to the order of the Company, (ii) Common Stock (including Restricted Stock) owned by the Participant on the Exercise Date, valued at its Fair Market Value on the Exercise Date, and which the Participant has not acquired from the Company within six (6) months prior to the Exercise Date, (iii) by delivery (including by FAX or electronic transmission) to the Company or its designated agent of an executed irrevocable option exercise form (or, to the extent permitted by the Company, exercise instructions, which may be communicated in writing, telephonically, or electronically) together with irrevocable instructions from the Participant to a broker or dealer, reasonably acceptable to the Company, to sell certain of the shares of Common Stock purchased upon exercise of the Stock Option or to pledge such shares as collateral for a loan and promptly deliver to the Company the amount of sale or loan proceeds necessary to pay such purchase price, (iv) by requesting the Company to withhold the number of shares otherwise deliverable upon exercise of the Stock Option by the number of shares of Common Stock having an aggregate Fair Market Value equal to the aggregate Option Price at the time of exercise (i.e., a cashless net exercise), and/or (v) in any other form of valid consideration that is acceptable to the Committee in its sole discretion. In the event that shares of Restricted Stock are tendered as consideration for the exercise of a Stock Option, a number of shares of Common Stock issued upon the exercise of the Stock Option equal to the number of shares of Restricted Stock used as consideration therefor shall be subject to the same restrictions and provisions as the Restricted Stock so tendered. If the Participant fails to deliver the consideration described in this Section 8.3(b) within three (3) business days of the date of the Exercise Notice, then the Exercise Notice shall be null and void and the Company will have no obligation to deliver any shares of Common Stock to the Participant in connection with such Exercise Notice.

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(c) Issuance of Certificate. Except as otherwise provided in Section 6.4 hereof (with respect to shares of Restricted Stock) or in the applicable Award Agreement, upon payment of all amounts due from the Participant, the Company shall cause the Common Stock then being purchased to be registered in the Participant’s name (or the person exercising the Participant’s Stock Option in the event of his or her death), but shall not issue certificates for the Common Stock unless the Participant or such other person requests delivery of the certificates for the Common Stock, in writing in accordance with the procedures established by the Committee. The Company shall deliver certificates to the Participant (or the person exercising the Participant’s Stock Option in the event of his or her death) as soon as administratively practicable following the Company’s receipt of a written request from the Participant or such other person for delivery of the certificates. Notwithstanding the forgoing, if the Participant has exercised an Incentive Stock Option, the Company may at its option place a transfer restriction on any electronically registered shares (or if a physical certificate is issued to the Participant, retain physical possession of the certificate evidencing the shares acquired upon exercise) until the expiration of the holding periods described in Section 422(a)(1) of the Code. Any obligation of the Company to deliver shares of Common Stock shall, however, be subject to the condition that, if at any time the Committee shall determine in its discretion that the listing, registration, or qualification of the Stock Option or the Common Stock upon any securities exchange or inter-dealer quotation system or under any state or federal law, or the consent or approval of any governmental regulatory body, is necessary as a condition of, or in connection with, the Stock Option or the issuance or purchase of shares of Common Stock thereunder, the Stock Option may not be exercised in whole or in part unless such listing, registration, qualification, consent, or approval shall have been effected or obtained free of any conditions not reasonably acceptable to the Committee.

(d) Failure to Pay. Except as may otherwise be provided in an Award Agreement, if the Participant fails to pay for any of the Common Stock specified in such notice or fails to accept delivery thereof, that portion of the Participant’s Stock Option and right to purchase such Common Stock may be forfeited by the Participant.

8.4 SARs. Subject to the conditions of this Section 8.4 and such administrative regulations as the Committee may from time to time adopt, a SAR may be exercised by the delivery (including by FAX) of written notice to the Committee setting forth the number of shares of Common Stock with respect to which the SAR is to be exercised and the Exercise Date thereof which shall be at least three (3) days after giving such notice unless an earlier time shall have been mutually agreed upon. Subject to the terms of the Award Agreement and only if permissible under Section 409A of the Code and the regulations or other guidance issued thereunder (or, if not so permissible, at such time as permitted by Section 409A of the Code and the regulations or other guidance issued thereunder), the Participant shall receive from the Company in exchange therefor in the discretion of the Committee, and subject to the terms of the Award Agreement:

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(a) cash in an amount equal to the excess (if any) of the Fair Market Value (as of the Exercise Date, or if provided in the Award Agreement, conversion, of the SAR) per share of Common Stock over the SAR Price per share specified in such SAR, multiplied by the total number of shares of Common Stock of the SAR being surrendered;

(b) that number of shares of Common Stock having an aggregate Fair Market Value (as of the Exercise Date, or if provided in the Award Agreement, conversion, of the SAR) equal to the amount of cash otherwise payable to the Participant, with a cash settlement to be made for any fractional share interests; or

(c) the Company may settle such obligation in part with shares of Common Stock and in part with cash.

The distribution of any cash or Common Stock pursuant to the foregoing sentence shall be made at such time as set forth in the Award Agreement.

8.5 Disqualifying Disposition of Incentive Stock Option. If shares of Common Stock acquired upon exercise of an Incentive Stock Option are disposed of by a Participant prior to the expiration of either two years from the Date of Grant of such Stock Option or one year from the transfer of shares of Common Stock to the Participant pursuant to the exercise of such Stock Option, or in any other disqualifying disposition within the meaning of Section 422 of the Code, such Participant shall notify the Company in writing of the date and terms of such disposition. A disqualifying disposition by a Participant shall not affect the status of any other Stock Option granted under the Plan as an Incentive Stock Option within the meaning of Section 422 of the Code.

ARTICLE 9.
AMENDMENT OR DISCONTINUANCE

Subject to the limitations set forth in this Article 9, the Board may at any time and from time to time, without the consent of the Participants, alter, amend, revise, suspend, or discontinue the Plan in whole or in part; provided, however, that no amendment for which stockholder approval is required either (a) by any securities exchange or inter-dealer quotation system on which the Common Stock is listed or traded or (b) in order for the Plan and Incentives awarded under the Plan to continue to comply with Sections 421 and 422 of the Code, including any successors to such sections, or other Applicable Law, shall be effective unless such amendment shall be approved by the requisite vote of the stockholders of the Company entitled to vote thereon. Any such amendment shall, to the extent deemed necessary or advisable by the Committee, be applicable to any outstanding Incentives theretofore granted under the Plan, notwithstanding any contrary provisions contained in any Award Agreement. In the event of any such amendment to the Plan, the holder of any Incentive outstanding under the Plan shall, upon request of the Committee and as a condition to the exercisability thereof, execute a conforming amendment in the form prescribed by the Committee to any Award Agreement relating thereto. Notwithstanding anything contained in this Plan to the contrary, unless required by law, no action contemplated or permitted by this Article 9 shall adversely affect any rights of Participants or obligations of the Company to Participants with respect to any Incentive theretofore granted under the Plan without the consent of the affected Participant.

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ARTICLE 10.
TERM

The Plan shall be effective as of the Effective Date, and, unless sooner terminated by action of the Board, the Plan will terminate on the tenth anniversary of the Effective Date, but Incentives granted before that date will continue to be effective in accordance with their terms and conditions.

ARTICLE 11.
CAPITAL ADJUSTMENTS

In the event that any dividend or other distribution (whether in the form of cash, Common Stock, other securities, or other property), recapitalization, stock split, reverse stock split, rights offering, reorganization, merger, consolidation, split-up, spin-off, split-off, combination, subdivision, repurchase, or exchange of Common Stock or other securities of the Company, issuance of warrants or other rights to purchase Common Stock or other securities of the Company, or other similar corporate transaction or event affects the fair value of an Award, then the Committee shall adjust any or all of the following so that the fair value of the Award immediately after the transaction or event is equal to the fair value of the Award immediately prior to the transaction or event (a) the number of shares and type of Common Stock (or the securities or property) which thereafter may be made the subject of Awards, (b) the number of shares and type of Common Stock (or other securities or property) subject to outstanding Awards, (c) the Option Price of each outstanding Award, (d) the amount, if any, the Company pays for forfeited shares of Common Stock in accordance with Section 6.4, and (e) the number of or SAR Price of shares of Common Stock then subject to outstanding SARs previously granted and unexercised under the Plan, to the end that the same proportion of the Company’s issued and outstanding shares of Common Stock in each instance shall remain subject to exercise at the same aggregate SAR Price; provided, however, that the number of shares of Common Stock (or other securities or property) subject to any Award shall always be a whole number. Notwithstanding the foregoing, no such adjustment shall be made or authorized to the extent that such adjustment would cause the Plan or any Stock Option to violate Section 422 of the Code or Section 409A of the Code. Such adjustments shall be made in accordance with the rules of any securities exchange, stock market, or stock quotation system to which the Company is subject.

Upon the occurrence of any such adjustment, the Company shall provide notice to each affected Participant of its computation of such adjustment which shall be conclusive and shall be binding upon each such Participant.

ARTICLE 12.
RECAPITALIZATION, MERGER AND CONSOLIDATION

12.1 No Effect on Company’s Authority. The existence of this Plan and Incentives granted hereunder shall not affect in any way the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations, or other changes in the Company’s capital structure and its business, or any Change in Control, or any merger or consolidation of the Company, or any issuance of bonds, debentures, preferred or preference stocks ranking prior to or otherwise affecting the Common Stock or the rights thereof (or any rights, options, or warrants to purchase same), or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

12.2 Conversion of Incentives Where Company Survives. Subject to any required action by the stockholders and except as otherwise provided by Section 12.4 hereof or as may be required to comply with Section 409A of the Code and the regulations or other guidance issued thereunder, if the Company shall be the surviving or resulting corporation in any merger, consolidation or share exchange, any Incentive granted hereunder shall pertain to and apply to the securities or rights (including cash, property, or assets) to which a holder of the number of shares of Common Stock subject to the Incentive would have been entitled.

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12.3 Exchange or Cancellation of Incentives Where Company Does Not Survive. Except as otherwise provided by Section 12.4 hereof or as may be required to comply with Section 409A of the Code and the regulations or other guidance issued thereunder, in the event of any merger, consolidation or share exchange pursuant to which the Company is not the surviving or resulting corporation, there shall be substituted for each share of Common Stock subject to the unexercised portions of outstanding Incentives, that number of shares of each class of stock or other securities or that amount of cash, property, or assets of the surviving, resulting or consolidated company which were distributed or distributable to the stockholders of the Company in respect to each share of Common Stock held by them, such outstanding Incentives to be thereafter exercisable for such stock, securities, cash, or property in accordance with their terms.

12.4 Cancellation of Incentives. Notwithstanding the provisions of Sections 12.2 and 12.3 hereof, and except as may be required to comply with Section 409A of the Code and the regulations or other guidance issued thereunder, all Incentives granted hereunder may be canceled by the Company, in its sole discretion, as of the effective date of any Change in Control, merger, consolidation or share exchange, or any issuance of bonds, debentures, preferred or preference stocks ranking prior to or otherwise affecting the Common Stock or the rights thereof (or any rights, options, or warrants to purchase same), or of any proposed sale of all or substantially all of the assets of the Company, or of any dissolution or liquidation of the Company, by either:

(a) giving notice to each holder thereof or such holder’s personal representative of its intention to cancel those Incentives for which the issuance of shares of Common Stock involved payment by the Participant for such shares, and permitting the purchase during the thirty (30) day period next preceding such effective date of any or all of the shares of Common Stock subject to such outstanding Incentives, including in the Board’s discretion some or all of the shares as to which such Incentives would not otherwise be vested and exercisable; or

(b) in the case of Incentives that are either (i) settled only in shares of Common Stock, or (ii) at the election of the Participant, settled in shares of Common Stock, paying the holder thereof an amount equal to a reasonable estimate of the difference between the net amount per share payable in such transaction or as a result of such transaction, and the price per share of such Incentive to be paid by the Participant (hereinafter the “Spread”), multiplied by the number of shares subject to the Incentive. In cases where the shares constitute, or would after exercise, constitute Restricted Stock, the Company, in its discretion, may include some or all of those shares in the calculation of the amount payable hereunder. In estimating the Spread, appropriate adjustments to give effect to the existence of the Incentives shall be made, such as deeming the Incentives to have been exercised, with the Company receiving the exercise price payable thereunder, and treating the shares receivable upon exercise of the Incentives as being outstanding in determining the net amount per share. In cases where the proposed transaction consists of the acquisition of assets of the Company, the net amount per share shall be calculated on the basis of the net amount receivable with respect to shares of Common Stock upon a distribution and liquidation by the Company after giving effect to expenses and charges, including but not limited to taxes, payable by the Company before such liquidation could be completed.

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An Award that by its terms would be fully vested or exercisable upon a Change in Control will be considered vested or exercisable for purposes of Section 12.4(a) hereof.

ARTICLE 13.
LIQUIDATION OR DISSOLUTION

Subject to Section 12.4 hereof, in case the Company shall, at any time while any Incentive under this Plan shall be in force and remain unexpired, (a) sell all or substantially all of its property, or (b) dissolve, liquidate, or wind up its affairs, then each Participant shall be entitled to receive, in lieu of each share of Common Stock of the Company which such Participant would have been entitled to receive under the Incentive, the same kind and amount of any securities or assets as may be issuable, distributable, or payable upon any such sale, dissolution, liquidation, or winding up with respect to each share of Common Stock of the Company. If the Company shall, at any time prior to the expiration of any Incentive, make any partial distribution of its assets, in the nature of a partial liquidation, whether payable in cash or in kind (but excluding the distribution of a cash dividend payable out of earned surplus and designated as such) and an adjustment is determined by the Committee to be appropriate to prevent the dilution of the benefits or potential benefits intended to be made available under the Plan, then the Committee shall, in such manner as it may deem equitable, make such adjustment in accordance with the provisions of Article 11 hereof.

ARTICLE 14.
INCENTIVES IN SUBSTITUTION FOR
INCENTIVES GRANTED BY OTHER ENTITIES

Incentives may be granted under the Plan from time to time in substitution for similar instruments held by employees, independent contractors or directors of a corporation, partnership, or limited liability company who become or are about to become Employees, Contractors or Outside Directors of the Company or any Subsidiary as a result of a merger or consolidation of the employing corporation with the Company, the acquisition by the Company of equity of the employing entity, or any other similar transaction pursuant to which the Company becomes the successor employer. The terms and conditions of the substitute Incentives so granted may vary from the terms and conditions set forth in this Plan to such extent as the Committee at the time of grant may deem appropriate to conform, in whole or in part, to the provisions of the incentives in substitution for which they are granted.

ARTICLE 15.
MISCELLANEOUS PROVISIONS

15.1 Investment Intent. The Company may require that there be presented to and filed with it by any Participant under the Plan, such evidence as it may deem necessary to establish that the Incentives granted or the shares of Common Stock to be purchased or transferred are being acquired for investment and not with a view to their distribution.

15.2 No Right to Continued Employment. Neither the Plan nor any Incentive granted under the Plan shall confer upon any Participant any right with respect to continuance of employment by the Company or any Subsidiary.

15.3 Indemnification of Board and Committee. No member of the Board or the Committee, nor any officer or Employee of the Company acting on behalf of the Board or the Committee, shall be personally liable for any action, determination, or interpretation taken or made in good faith with respect to the Plan, and all members of the Board and the Committee, each officer of the Company, and each Employee of the Company acting on behalf of the Board or the Committee shall, to the extent permitted by law, be fully indemnified and protected by the Company in respect of any such action, determination, or interpretation to the fullest extent provided by law. Except to the extent required by any unwaiveable requirement under Applicable Law, no member of the Board or the Committee (and no Subsidiary of the Company) shall have any duties or liabilities, including without limitation any fiduciary duties, to any Participant (or any Person claiming by and through any Participant) as a result of this Plan, any Award Agreement or any Claim arising hereunder and, to the fullest extent permitted under Applicable Law, each Participant (as consideration for receiving and accepting an Award Agreement) irrevocably waives and releases any right or opportunity such Participant might have to assert (or participate or cooperate in) any Claim against any member of the Board or the Committee and any Subsidiary of the Company arising out of this Plan.

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15.4 Effect of the Plan. Neither the adoption of this Plan nor any action of the Board or the Committee shall be deemed to give any person any right to be granted an Award or any other rights except as may be evidenced by an Award Agreement, or any amendment thereto, duly authorized by the Committee and executed on behalf of the Company, and then only to the extent and upon the terms and conditions expressly set forth therein.

15.5 Compliance with Other Laws and Regulations. Notwithstanding anything contained herein to the contrary, the Company shall not be required to sell or issue shares of Common Stock under any Incentive if the issuance thereof would constitute a violation by the Participant or the Company of any provisions of any law or regulation of any governmental authority or any national securities exchange or inter-dealer quotation system or other forum in which shares of Common Stock are quoted or traded (including without limitation Section 16 of the Exchange Act); and, as a condition of any sale or issuance of shares of Common Stock under an Incentive, the Committee may require such agreements or undertakings, if any, as the Committee may deem necessary or advisable to assure compliance with any such law or regulation. The Plan, the grant and exercise of Incentives hereunder, and the obligation of the Company to sell and deliver shares of Common Stock, shall be subject to all applicable federal and state laws, rules and regulations and to such approvals by any government or regulatory agency as may be required.

15.6 Foreign Participation. To assure the viability of Awards granted to Participants employed in foreign countries, the Committee may provide for such special terms as it may consider necessary or appropriate to accommodate differences in local law, tax policy or custom. Moreover, the Committee may approve such supplements to, or amendments, restatements or alternative versions of, this Plan as it determines is necessary or appropriate for such purposes. Any such amendment, restatement or alternative versions that the Committee approves for purposes of using this Plan in a foreign country will not affect the terms of this Plan for any other country.

15.7 Tax Requirements. The Company or, if applicable, any Subsidiary (for purposes of this Section 15.7, the term “Company” shall be deemed to include any applicable Subsidiary), shall have the right to deduct from all amounts paid in cash or other form in connection with the Plan, any federal, state, local, or other taxes required by law to be withheld in connection with an Award granted under this Plan. The Company may, in its sole discretion, also require the Participant receiving shares of Common Stock issued under the Plan to pay the Company the amount of any taxes that the Company is required to withhold in connection with the Participant’s income arising with respect to the Award. Such payments shall be required to be made when requested by the Company and may be required to be made prior to the delivery of any certificate representing shares of Common Stock. Such payment may be made by (a) the delivery of cash to the Company in an amount that equals or exceeds (to avoid the issuance of fractional shares under (c) below) the required tax withholding obligations of the Company; (b) if the Company, in its sole discretion, so consents in writing, the actual delivery by the exercising Participant to the Company of shares of Common Stock that the Participant has not acquired from the Company within six (6) months prior to the date of exercise, which shares so delivered have an aggregate Fair Market Value that equals or exceeds (to avoid the issuance of fractional shares under (c) below) the required tax withholding payment; (c) if the Company, in its sole discretion, so consents in writing, the Company’s withholding of a number of shares to be delivered upon the vesting or exercise of the Award, which shares so withheld have an aggregate Fair Market Value that equals (but does not exceed) the required tax withholding payment; or (d) any combination of (a), (b), or (c). The Company may, in its sole discretion, withhold any such taxes from any other cash remuneration otherwise paid by the Company to the Participant. The Committee may in the Award Agreement impose any additional tax requirements or provisions that the Committee deems necessary or desirable.

B-20

15.8 Assignability. Incentive Stock Options may not be transferred, assigned, pledged, hypothecated or otherwise conveyed or encumbered other than by will or the laws of descent and distribution and may be exercised during the lifetime of the Participant only by the Participant or the Participant’s legally authorized representative, and each Award Agreement in respect of an Incentive Stock Option shall so provide. The designation by a Participant of a beneficiary will not constitute a transfer of the Stock Option. The Committee may waive or modify any limitation contained in the preceding sentences of this Section 15.8 that is not required for compliance with Section 422 of the Code.

Except as otherwise provided herein, Awards may not be transferred, assigned, pledged, hypothecated or otherwise conveyed or encumbered other than by will or the laws of descent and distribution. Notwithstanding the foregoing, the Committee may, in its discretion, authorize all or a portion of a Nonqualified Stock Option or Stock Appreciation Right to be granted to a Participant on terms which permit transfer by such Participant to (a) the spouse (or former spouse), children or grandchildren of the Participant (“Immediate Family Members”), (b) a trust or trusts for the exclusive benefit of such Immediate Family Members, (c) a partnership in which the only partners are (1) such Immediate Family Members and/or (2) entities which are controlled by the Participant and/or Immediate Family Members, (d) an entity exempt from federal income tax pursuant to Section 501(c)(3) of the Code or any successor provision, or (e) a split interest trust or pooled income fund described in Section 2522(c)(2) of the Code or any successor provision, provided that (x) there shall be no consideration for any such transfer, (y) the Award Agreement pursuant to which such Nonqualified Stock Option or Stock Appreciation Right is granted must be approved by the Committee and must expressly provide for transferability in a manner consistent with this Section, and (z) subsequent transfers of transferred Nonqualified Stock Option or Stock Appreciation Right shall be prohibited except those by will or the laws of descent and distribution.

Following any transfer, any such Award shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer, provided that for purposes of Articles 8, 9, 11, 13 and 15 hereof the term “Participant” shall be deemed to include the transferee. The events of Termination of Service shall continue to be applied with respect to the original Participant, following which the Award shall be transferable, exercisable or convertible by the transferee only to the extent and for the periods specified in the Award Agreement. The Committee and the Company shall have no obligation to inform any transferee of an Award of any expiration, termination, lapse or acceleration of such Stock Option or SAR. The Company shall have no obligation to register with any federal or state securities commission or agency any Common Stock issuable or issued under a Award that has been transferred by a Participant under this Section 15.8.

15.9 Use of Proceeds. Proceeds from the sale of shares of Common Stock pursuant to Incentives granted under this Plan shall constitute general funds of the Company.

B-21

15.10 Legend. Each certificate representing shares of Restricted Stock issued to a Participant shall bear the following legend, or a similar legend deemed by the Company to constitute an appropriate notice of the provisions hereof (any such certificate not having such legend shall be surrendered upon demand by the Company and so endorsed):

On the face of the certificate:

“Transfer of this stock is restricted in accordance with conditions printed on the reverse of this certificate.”

On the reverse:

“The shares of stock evidenced by this certificate are subject to and transferable only in accordance with that certain BioSig Technologies, Inc. 2023 Long-Term Incentive Plan, a copy of which is on file at the principal office of the Company in Westport, CT. No transfer or pledge of the shares evidenced hereby may be made except in accordance with and subject to the provisions of said Plan. By acceptance of this certificate, any holder, transferee or pledgee hereof agrees to be bound by all of the provisions of said Plan.”

The following legend shall be inserted on a certificate evidencing Common Stock issued under the Plan if the shares were not issued in a transaction registered under the applicable federal and state securities laws:

“Shares of stock represented by this certificate have been acquired by the holder for investment and not for resale, transfer or distribution, have been issued pursuant to exemptions from the registration requirements of applicable state and federal securities laws, and may not be offered for sale, sold or transferred other than pursuant to effective registration under such laws, or in transactions otherwise in compliance with such laws, and upon evidence satisfactory to the Company of compliance with such laws, as to which the Company may rely upon an opinion of counsel satisfactory to the Company.”

15.11 Governing Law. The Plan shall be governed by, construed, and enforced in accordance with the laws of the State of Delaware (excluding any conflict of laws, rule or principle of Delaware law that might refer the governance, construction, or interpretation of this Plan to the laws of another state). A Participant’s sole remedy for any Claim shall be against the Company, and no Participant shall have any claim or right of any nature against any Subsidiary of the Company or any stockholder or existing or former director, officer or Employee of the Company or any Subsidiary of the Company. The individuals and entities described above in this Section 15.11 (other than the Company) shall be third-party beneficiaries of this Plan for purposes of enforcing the terms of this Section 15.11.

A copy of this Plan shall be kept on file in the principal office of the Company in Westport, CT.

***************

B-22

IN WITNESS WHEREOF, the Company has caused this instrument to be executed as of February 7, 2023, by its Chief Executive Officer pursuant to prior action taken by the Board.

BIOSIG TECHNOLOGIES, INC.

By:	/s/ Kenneth L. Londoner
Name:	Kenneth L. Londoner
Title:	Chief Executive Officer

B-23

Your **Vote** Counts!

STREAMEX CORP.

2025 Annual Meeting
Vote by December 29, 2025
11:59 PM ET

streamex

V81626-P41105

You invested in STREAMEX CORP. and it's time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. **This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on December 30, 2025.**

Get informed before you vote

View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to December 16, 2025. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit **www.ProxyVote.com**

Control #

Smartphone users

Point your camera here and vote without entering a control number

Vote Virtually at the Meeting*

December 30, 2025
3:00 p.m., ET

Virtually at:
www.virtualshareholdermeeting.com/STEX2025

*Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click "Delivery Settings".

V81627-P41105

streamex

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on December 29, 2025. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/STEX2025**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on December 29, 2025. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V81624-P41105

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

STREAMEX CORP.

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. To elect as directors the two nominees named in the accompanying Proxy Statement to a term of three years each, or until their successors have been elected and qualified.	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees:

01) Morgan Lekstrom
02) Karl Henry McPhie

The Board of Directors recommends you vote FOR proposal 2:

	For	Against	Abstain
2. A proposal to approve, on an advisory basis, the compensation of our named executive officers.	☐	☐	☐

The Board of Directors recommends you vote 3 YEARS on proposal 3:

	1 Year	2 Years	3 Years	Abstain
3. A proposal to approve, on an advisory basis, the frequency of advisory votes on the compensation of our named executive officers.	☐	☐	☐	☐

The Board of Directors recommends you vote FOR proposals 4, 5 and 6:

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.

V81625-P41105

STREAMEX CORP.
Annual Meeting of Stockholders
December 30, 2025 3:00 p.m., ET
This proxy is solicited by the Board of Directors

The stockholder(s) hereby appoint(s) Henry McPhie and Ferdinand Groenewald or either of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common/preferred stock of Streamex Corp. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held via live webcast at www.virtualshareholdermeeting.com/STEX2025 on December 30, 2025, starting at 3:00 p.m., ET, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side